               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-A
                             FREE WRITING PROSPECTUS

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

THE DEPOSITOR AND LONG BEACH ACCEPTANCE RECEIVABLES CORP. II (TOGETHER, THE
"CO-REGISTRANTS") HAVE FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE CO-REGISTRANTS HAVE FILED WITH THE SEC FOR MORE COMPLETE
INFORMATION ABOUT THE DEPOSITOR, ISSUING ENTITY AND THIS OFFERING. YOU MAY GET
THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.
ALTERNATIVELY, THE DEPOSITOR OR ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN
THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY
CALLING TOLL-FREE 1-866-718-1649.

THE REGISTRATION STATEMENT REFERRED TO ABOVE (INCLUDING THE PROSPECTUS) IS
INCORPORATED IN THIS FREE WRITING PROSPECTUS BY REFERENCE AND MAY BE ACCESSED BY
CLICKING ON THE FOLLOWING HYPERLINK:
http://www.sec.gov/Archives/edgar/data/1348351/000114420406012923/
0001144204-06-012923-index.htm

                          IMPORTANT NOTICE RELATING TO
                    AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE
EMAIL COMMUNICATION TO WHICH THIS MATERIAL IS ATTACHED ARE NOT APPLICABLE TO
THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER
NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING
BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

********************************************************************************

     The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

********************************************************************************

FREE WRITING PROSPECTUS
(TO THE PROSPECTUS DATED MARCH 31, 2006)

                                                              [LBA CORP(R) LOGO]

                                  $450,000,000
                                  (APPROXIMATE)

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-A
                               ASSET-BACKED NOTES

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-A
                                 Issuing Entity

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                    Depositor

                           LONG BEACH ACCEPTANCE CORP.
                           Sponsor/Servicer/Custodian

--------------------------------------------------------------------------------

YOU SHOULD READ THE SECTIONS ENTITLED "RISK FACTORS" BEGINNING ON PAGE S-14 OF
THIS FREE WRITING PROSPECTUS AND BEGINNING ON PAGE 6 OF THE PROSPECTUS AND
CONSIDER THESE FACTORS BEFORE MAKING A DECISION TO INVEST IN THESE SECURITIES.

Neither these securities nor the contracts will be insured or guaranteed by any governmental agency or instrumentality.

The notes represent obligations of the issuing entity only and do not represent obligations of or interest in Long beach Acceptance Corp., Long Beach Acceptance
Receivables Corp. or any of their affiliates.

Retain this free writing prospectus for future reference. This free writing prospectus may be used to offer and sell the notes only if accompanied by the prospectus.

--------------------------------------------------------------------------------

THE NOTES-

o    Are as described in the table below;

o    Are backed by a pledge of assets of the issuing entity, primarily a pool of
     "non-prime" automobile contracts, referred to in this free writing prospectus and the prospectus as the contracts, secured by new and used automobiles, sport utility vehicles, light duty trucks and vans.
     "Non-prime" contracts are contracts made with borrowers who have limited credit histories or modest incomes or who have experienced prior credit difficulties;

o    Receive monthly distributions on each payment date, beginning on June 15,
     2006; and

o    Currently have no trading market.

CREDIT ENHANCEMENT FOR THE CLASS A NOTES WILL CONSIST OF -

o    A financial guarantee insurance policy issued by Financial Security
     Assurance Inc. unconditionally and irrevocably guaranteeing timely payment of interest and certain payments of principal (as more fully described in this free writing prospectus) on each payment date and the ultimate payment of principal on each final scheduled payment date;

o    A spread account to the extent described in this free writing prospectus;

o    A supplemental enhancement account to the extent described in this free writing prospectus; and

o    Overcollateralization to the extent described in this free writing prospectus.

                                 [FSA(R) LOGO]

                                                        FINAL
                            ISSUANCE     INTEREST     SCHEDULED     PRICE TO   UNDERWRITING       NET
                             AMOUNT        RATE      PAYMENT DATE    PUBLIC      DISCOUNT     PROCEEDS(1)
                          ------------   --------   -------------   --------   ------------   -----------

Class A-1 Notes........   $ 81,675,000                 May 2007
Class A-2 Notes........   $146,000,000              November 2009
Class A-3 Notes........   $ 90,000,000              December 2010
Class A-4 Notes........   $132,325,000                 May 2013

(1)  Net proceeds are calculated before deducting expenses, which are estimated to be $250,000.

The Class A Notes offered by this free writing prospectus will be offered by
Greenwich Capital Markets, Inc. and Citigroup Global Markets Inc., the
underwriters, for which Greenwich Capital Markets, Inc. is acting as representative, from time to time to the public at the offering prices listed in the table above and the underwriters will receive the discounts listed above,
See "Methods of Distribution" in the prospectus. Delivery of the Class A Notes, in book-entry form, will be made through The Depository Trust Company against payment in immediately available funds, on or about May 16, 2006.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS FREE WRITING PROSPECTUS OR THE PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              RBS Greenwich Capital
                                LEAD UNDERWRITER

                                    Citigroup
                                 CO-UNDERWRITER

            The date of this free writing prospectus is May 4, 2006.

                                       ii

IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS FREE WRITING PROSPECTUS
                               AND THE PROSPECTUS

o    We provide information to you about the notes in two separate documents that progressively provide more detail: (1) the prospectus, which provides general information, some of which may not apply to your series of notes, and (2) this free writing prospectus, which describes the specific terms of your series of notes.

o    This free writing prospectus does not contain complete information about the offering of the notes. Additional information is contained in the prospectus. We suggest that you read both this free writing prospectus and the prospectus in full. We cannot sell the notes to you unless you have received both this free writing prospectus and the prospectus.

o    You should rely only on information provided or referenced in this free writing prospectus and the prospectus. We have not authorized anyone to provide you with different information other than the summary free writing prospectus dated May 3, 2006, which is superseded in its entirety by this free writing prospectus.

o    We include cross-references in this free writing prospectus and the prospectus to captions in these materials where you can find further related discussions. The table of contents included in this free writing prospectus and the table of contents included in the prospectus provide the pages on which these captions are located.

o    The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the securities described in this free writing prospectus, supersedes any information contained in any prior similar material related to these securities. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus does not contain all information that is required to be included in the prospectus and the prospectus supplement.

                       WHERE YOU CAN FIND MORE INFORMATION

     Long Beach Acceptance Receivables Corp. and Long Beach Acceptance
Receivables Corp. II have filed with the Securities and Exchange Commission, under the Commission file number 333-132202, a registration statement under the
Securities Act of 1933, as amended, with respect to the notes offered pursuant to this free writing prospectus and the prospectus. This free writing prospectus and the prospectus which forms a part of the registration statement omit certain information contained in such registration statement pursuant to the rules and regulations of the Securities and Exchange Commission.

     A number of items will be incorporated by reference in the registration statement. See "Incorporation by Reference" in the prospectus for a description of incorporation by reference.

     You can read and copy the registration statement at the public reference room at the Securities and Exchange Commission at 100 F Street, N.E.,
Washington, DC 20549. You can obtain information about the public reference section by calling the SEC at 1-800-SEC-0330. In addition, the Securities and
Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is
http://www.sec.gov.

     The consolidated financial statements of Financial Security Assurance Inc.
included in, or as exhibits to, the following documents filed by Financial
Security Assurance Holdings Ltd. with the Securities and Exchange Commission, are hereby incorporated by reference in this free writing prospectus:

     (1)  Annual Report on Form 10-K for the year ended December 31, 2005.

     All financial statements of Financial Security Assurance Inc., included in, or as exhibits to, documents filed by Financial Security Assurance Holdings Ltd.
pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of
1934, as amended, after the filing of this free writing prospectus and before the termination of the offering of the notes offered hereby shall be deemed incorporated by reference into this free writing prospectus.

     Long Beach Acceptance Receivables Corp. and Long Beach Acceptance
Receivables Corp. II on behalf of Long Beach Acceptance Auto Receivables Trust
2006-A, hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of Long Beach Acceptance
Auto Receivables Trust 2006-A's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended, and each filing of the financial statements of Financial Security Assurance Inc. included in or as an exhibit to the Annual Report of Financial Security Assurance
Holdings Ltd. filed pursuant to Section 13(a) or Section 15(d) of the Securities
Exchange Act of 1934, as amended, that is incorporated by reference in this free writing prospectus shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     We will provide you with copies of these reports, at no charge, if you write to us at: Long Beach Acceptance Corp., One Mack Centre Drive, Paramus, New
Jersey 07652; Attention: Chief Financial Officer; telephone (201) 262-5222.

                                       iii

                                TABLE OF CONTENTS

                                                                           Page
                                                                         -------

                                       iv

                                                                           Page
                                                                         -------

CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES................   Annex A
SPONSOR'S STATIC POOL INFORMATION.....................................   Annex B

                                        v

                SUMMARY OF TRANSACTION PARTIES AND FLOW OF FUNDS

                         SUMMARY OF TRANSACTION PARTIES

                   ----------------------
             ___    LONG BEACH ACCEPTANCE
            |               CORP.
            |      (Sponsor and Servicer)
            |      ----------------------
            |                 |
            |                 |
            |                 |
            |                 |
            |      ----------------------
            |      LONG BEACH ACCEPTANCE
Sponsor/Servicer     RECEIVABLES CORP.
            |           (Depositor)                     ----------------------
            |      ----------------------                  Wells Fargo Bank,
            |                 |                    __    National Association
            |                 |                   |       (Indenture Trustee,
            |                 |                   |     Trust Collateral Agent
            |                 |                   |      and Backup Servicer)
            |      ----------------------         |     ----------------------
            |       LONG BEACH ACCEPTANCE         |
            |      AUTO RECEIVABLES TRUST         |
            |___           2006-A           ------
                      (Issuing Entity)            |
                   ----------------------         |
                              |                   |
                              |                   |     ----------------------
                              |                   |        Wilmington Trust
                              |                   |__          Company
                   ----------------------                  (Owner Trustee)
                        Class A Notes                   ----------------------
                   ----------------------

----------
(1)  This chart provides only a simplified overview of the relationships between the key parties to the transaction. Refer to this free writing prospectus and the prospectus for a further description of the relationships between the key parties.

                                       S-1

                                FLOW OF FUNDS(1)

                                      -------------------
-----------------------------------  |                   |
          Available Funds            |                   |
-----------------------------------  |                   |
                 |                   |                   |
                 |                   |  -----------------------------------
                 |                   |    To the noteholders, the Class A
                 |                   |    Noteholders' Principal Payment
-----------------------------------  |                Amount
 To the sponsor, any participation   |  -----------------------------------
 fees due to dealers with respect    |                   |
to the contracts during the related  |                   |
 calendar month or any such fees,    |                   |
        which remain unpaid          |                   |
    from prior calendar months       |  -----------------------------------
-----------------------------------  |  To the insurer, any unpaid amounts
                 |                   |     owed to the insurer under the
                 |                   |          insurance agreement
                 |                   |  -----------------------------------
                 |                   |                   |
-----------------------------------  |                   |
To the servicer, the servicing fee   |                   |
and any supplemental servicing fee   |                   |
for the related calendar month and   |  -----------------------------------
any unpaid fees from prior calendar  |  To the trust collateral agent, the
   months and, to the extent the     |     indenture trustee, the backup
servicer has not reimbursed itself   |    servicer and the custodian, all
 or to the extent not retained by    |   reasonable out-of-pocket expenses
    the servicer, other amounts      |      incurred and not previously
  relating to mistaken deposits,     |    reimbursed subject to a $50,000
  postings or checks returned for    |         maximum annual limit
        insufficient funds           |  -----------------------------------
-----------------------------------  |                   |
                 |                   |                   |
                 |                   |                   |
                 |                   |                   |
                 |                   |  -----------------------------------
-----------------------------------  |    To the backup servicer, system
   To the indenture trustee, the     |  conversion expenses incurred by the
back-up servicer and the custodian,  |   backup servicer in the event that
 pro rata, any accrued and unpaid    |    the backup servicer assumes the
  indenture trustee fees, back-up    |  obligations of the servicer, to the
 servicer fees and custodian fees,   |  extent not paid by the servicer and
           respectively              |  subject to a $100,000 maximum limit
-----------------------------------  |  -----------------------------------
                 |                   |                   |
                 |                   |                   |
                 |                   |                   |
                 |                   |                   |
-----------------------------------  |  -----------------------------------
  To the noteholders, the Class A    |        To the spread account,
   Noteholder's Interest Payment     |  certificateholders or as otherwise
              Amount                 |     specified in the transaction
-----------------------------------  |    documents, any remaining funds
                                     |  -----------------------------------
                 |                   |
                 |                   |
                 |                   |
                 |                   |
                   ------------------

----------
(1)  This chart provides only a simplified overview of the priority of the monthly distributions. The order in which funds will flow each month as indicated above is applicable for so long as no event of default has occured. For more detailed information or for information regarding the flow of funds upon the occurance of an event of default, please refer to this free writing prospectus and the prospectus for a further description.

                                       S-2

                                     SUMMARY

o    This summary highlights selected information from this free writing prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the notes, read carefully this entire free writing prospectus and the prospectus.

o    This summary provides an overview of certain calculations, cash flows and other information to aid your understanding.

o    There are material risks associated with an investment in the notes. You should read the section entitled "Risk Factors" beginning on page S-14 of this free writing prospectus and page 6 of the prospectus, and consider the risk factors described in those sections, before making a decision to invest in the notes.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-A
                               ASSET-BACKED NOTES

ISSUING ENTITY

o    Long Beach Acceptance Auto Receivables Trust 2006-A, or THE ISSUING ENTITY,
     a Delaware statutory trust.

o    The issuing entity's address is c/o Wilmington Trust Company, Rodney Square
     North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
     Attention: Corporate Trust Administration.

SPONSOR/SERVICER/CUSTODIAN

o    Long Beach Acceptance Corp., or THE SPONSOR, in its capacity as servicer,
     THE SERVICER, and in its capacity as custodian, THE CUSTODIAN, a Delaware corporation.

o    The sponsor's address is One Mack Centre Drive, Paramus, New Jersey 07652.

o    The sponsor will service the contracts and will act as custodian for the contract files.

SELLERS

o    The sponsor and Long Beach Acceptance Receivables Corp. Warehouse I, a
     Delaware corporation and a wholly-owned subsidiary of the sponsor, or
     LBARC-WI, and together with the sponsor, THE SELLERS.

o    The sellers will sell to the depositor contracts purchased by the sponsor from automobile dealers and, with respect to the contracts sold to the depositor by LBARC-WI, subsequently sold to LBARC-WI by the sponsor.

DEPOSITOR

o    Long Beach Acceptance Receivables Corp., or THE DEPOSITOR, a Delaware
     corporation and a wholly-owned subsidiary of the sponsor.

o    The depositor's address is One Mack Centre Drive, Paramus, New Jersey
     07652.

o    The depositor will sell to the issuing entity the contracts purchased by the depositor from the sellers.

INSURER

o    Financial Security Assurance Inc. or FINANCIAL SECURITY, or THE INSURER, a
     New York financial guaranty insurance company.

                                       S-3

INDENTURE TRUSTEE

o    Wells Fargo Bank, National Association, or THE INDENTURE TRUSTEE, a
     national banking association. Wells Fargo Bank, National Association will serve as indenture trustee pursuant to the indenture and as the trust collateral agent and the backup servicer pursuant to the sale and servicing agreement. Wells Fargo Bank, National Association will also be the collateral agent with respect to the spread account.

OWNER TRUSTEE

o    Wilmington Trust Company, or THE OWNER TRUSTEE, a Delaware banking corporation, acting not in its individual capacity but solely as owner trustee.

INITIAL CUTOFF DATE

o    The close of business on April 30, 2006.

o    The issuing entity will receive payments due on, or received in respect of, the initial contracts after the initial cutoff date.

SUBSEQUENT CUTOFF DATE

o    With respect to each subsequent contract, the close of business on the last day of the calendar month immediately preceding the date of the related transfer agreement.

o    The issuing entity will receive payments due on, or received regarding, the related subsequent contracts after each subsequent cutoff date.

CLOSING DATE

o    On or about May 16, 2006.

DESCRIPTION OF THE NOTES

o    The issuing entity will issue four classes of its asset-backed notes pursuant to the indenture. The notes are designated as the CLASS A-1 NOTES, the CLASS A-2 NOTES, the CLASS A-3 NOTES and the CLASS A-4 NOTES,
     collectively referred to in this free writing prospectus as the CLASS A
     NOTES, or the NOTES.

o    Each class of notes will have the initial principal amounts, interest rates and final scheduled payment dates listed in the following table:

                                              Final
                          Interest Rate     Scheduled
Class   Issuance Amount     per annum      Payment Date
-----   ---------------   -------------   -------------
A-1       $ 81,675,000                       May 2007
A-2       $146,000,000                    November 2009
A-3       $ 90,000,000                    December 2010
A-4       $132,325,000                       May 2013

o    Interest on each class of notes will accrue during each interest period at the applicable interest rate.

o    The issuing entity will issue the notes in minimum denominations of
     $100,000 and integral multiples of $1,000.

o    The notes will not be listed on any securities exchange.

o    The notes will be secured solely by the pool of contracts and the other assets of the issuing entity which are described under the section of this summary entitled "The Trust Assets."

DESCRIPTION OF THE CERTIFICATES

o    The issuing entity will also issue two classes of certificates that are subordinate in right of payment to the Class A Notes. The certificates are designated as the CLASS C CERTIFICATE and the CLASS R CERTIFICATE and are
     collectively referred to in this free writing prospectus as the
     CERTIFICATES. The Class C certificate will have an initial principal balance equal to the initial amount on deposit in the supplemental enhancement account, and will receive interest and cash flow released from the supplemental enhancement account and the spread account. The Class R certificate, which represents the residual interest in the issuing entity, does not have an initial principal balance. The certificates are not offered hereby.

                                       S-4

PAYMENT DATES

o    The 15th day of each month, or, if the 15th day is not a business day, on the following business day. The first payment date will be June 15, 2006.

o    Payments:

     As further described under the section of this free writing prospectus entitled "Description of the Transaction Documents--Distributions--Payment
     Date Payments," the servicer will instruct the trust collateral agent to make the following distributions on each distribution date in the following order of priority:

     1.   to the sponsor, any participation fees due to dealers with respect to the contracts during the related calendar month or any such fees which remain unpaid from prior calendar months;

     2.   to the servicer, the servicing fee and the supplemental servicing fee for the related calendar month and any unpaid fees from prior calendar months and, to the extent the servicer has not reimbursed itself or to the extent not retained by the servicer, other amounts relating to mistaken deposits, postings or checks returned for insufficient funds;

     3.   to the indenture trustee, the backup servicer and the custodian, pro rata, any accrued and unpaid indenture trustee fees, backup servicer fees and custodian fees, respectively;

     4.   to the noteholders, the Class A Noteholders' Interest Payment Amount;

     5.   to the noteholders, the Class A Noteholders' Principal Payment Amount;

     6.   to the insurer, any unpaid amounts owed to the insurer under the insurance agreement (other than the premium);

     7.   to the insurer, any accrued and unpaid premium;

     8.   to the Class C certificateholder, the accrued interest on the Class C certificate for the current accrual period plus the investment earnings on amounts on deposit in the supplemental enhancement account;

     9.   to the collateral agent, for deposit in the supplemental enhancement account, reimbursement for any previous unreimbursed withdrawals from such account (other than amounts withdrawn and distributed to the
          Class C certificateholder on current and prior payment dates as investment earnings on amounts on deposit in the supplemental enhancement account pursuant to clause 8 above and on prior payment dates as a reduction of principal pursuant to clause 15 below);

     10.  to the trust collateral agent, the indenture trustee, the backup servicer and the custodian all reasonable out-of-pocket expenses incurred and not previously reimbursed subject to a $50,000 maximum annual limit;

     11.  to the backup servicer, system conversions expenses and any other costs incurred by the backup servicer in the event that the backup servicer assumes the obligations of the servicer, to the extent not paid by the servicer and subject to a $100,000 maximum limit;

     12.  to the collateral agent for deposit in the spread account, any remaining available funds;

                                       S-5

     13.  to the noteholders, until the overcollateralization amount is equal to the required overcollateralization target, from releases from the spread account, in reduction of the aggregate outstanding principal amount thereof, in accordance with the priorities set forth below for the distribution of the Class A Noteholders' Principal Payment Amount;

     14.  to the Class C certificateholder, from releases from the spread account, to pay any accrued and unpaid interest on the Class C certificate and any supplemental interest that may be due and payable thereon as of such payment date;

     15.  to the Class C certificateholder, an amount (without duplication) from the supplemental enhancement account equal to the excess of the total enhancement amount over the required total enhancement amount, after distributions pursuant to clauses 1 through 14 above, until the principal balance of the Class C certificate is reduced to zero and any Class C principal deficiency amounts have been paid; and

     16.  after the distributions pursuant to clauses 1 through 15 have been made, first, to the Class C certificateholder, from any remaining amounts released from the spread account, any amounts due and unpaid on the Class C certificate, and second, to the Class R
          certificateholder, any remaining amounts released from the spread account.

FINAL SCHEDULED PAYMENT DATE

o    Each class of notes, if not already paid in full, will be due and payable on the final scheduled payment date for that class.

o    The final scheduled payment date for the Class A-1 Notes is the payment date occurring in May 2007. The final scheduled payment date for the Class
     A-2 Notes is the payment date occurring in November 2009. The final scheduled payment date for the Class A-3 Notes is the payment date occurring in December 2010. The final scheduled payment date for the Class
     A-4 Notes is the payment date occurring in May 2013.

COLLECTION PERIOD

o    The calendar month immediately preceding each payment date or any other date of determination. The first collection period will be the calendar month of May 2006.

INTEREST

o    On each payment date, the issuing entity will, to the extent there are funds available from the sources described in this free writing prospectus, pay, pro rata, to the holders of record of each of the Class A-1 Notes, the
     Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes interest at the applicable interest rate that accrued during the related interest accrual period.

o    Interest on the notes will accrue at the applicable interest rate for each class from the prior payment date to the day before the current payment date. In the case of the first payment date, interest begins to accrue on the day of the closing.

o    Interest on the Class A-1 Notes will be calculated on the basis of a
     360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class
     A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months (or,

                                       S-6

     with respect to the first payment date, 29 days).

PRINCIPAL

On each payment date, the issuing entity will, to the extent there are funds available from the sources described in this free writing prospectus, pay principal generally equaling:

     (1)  the amount of principal paid by obligors on the contracts during the prior month, plus

     (2)  the principal portion of any purchase amount paid by the sponsor or the servicer to repurchase a contract from the trust property, plus

     (3)  the outstanding principal balance of each contract that became an uncollectable contract during the prior month, plus

     (4)  the amount of any court ordered reduction in the principal balance or total scheduled payments of any contract during the prior month;

     provided, that the amount of principal paid shall not exceed the amount necessary to maintain the required overcollateralization target.

o    In addition, on the payment date immediately following the end of the funding periods, any amounts remaining on deposit in the pre-funding account (or with respect to the end of the initial funding period, any amount in excess of approximately $53,307,144) will be paid as principal to the Class A noteholders in the order of priority described below.

o    The Class A Notes are sequential pay classes, which will receive the amount, if any, to be paid as principal to the Class A noteholders on each payment date as follows:

     (1) first, to the Class A-1 Notes, until the principal amount of the Class
A-1 Notes has been reduced to zero;

     (2) once the principal amount of the Class A-1 Notes has been reduced to zero, to the Class A-2 Notes, until the principal amount of the Class A-2 Notes has been reduced to zero;

     (3) once the principal amount of the Class A-2 Notes has been reduced to zero, to the Class A-3 Notes, until the principal amount of the Class A-3 Notes has been reduced to zero; and

     (4) once the principal amount of the Class A-3 Notes has been reduced to zero, to the Class A-4 Notes, until the principal amount of the Class A-4 Notes has been reduced to zero.

o    The outstanding principal amount of the notes of any class, if not previously paid, will be due and payable on the final scheduled payment date for that class.

o    Because the notes are "sequential pay," if, due to losses, insufficient liquidation proceeds or otherwise, the collateral proves to be insufficient to repay the principal of the notes in full, it is possible that certain earlier maturing classes of notes will be paid in full and that the losses will be fully borne by the later maturing classes of notes if Financial
     Security defaults on its obligations under the insurance policy. In that case, losses would be borne, pro rata, by all then outstanding classes of notes.

THE TRUST ASSETS

The issuing entity will pledge property to secure payments on the notes. The pledged assets will include:

o    a pool consisting primarily of "non-prime" contracts secured by new and used automobiles, sport utility vehicles, light duty trucks and vans;

o    all monies received from the initial contracts after the close of business on the initial cutoff date;

                                       S-7

o    all monies received from the subsequent contracts after the related subsequent cutoff date;

o    the security interests in the financed vehicles;

o    the contract files;

o    all rights to proceeds from claims and refunds of unearned premiums on insurance policies covering the vehicles or the obligors, including any vendor's single interest physical damage policy relating to the contracts in which the sponsor is the named insured and the trustee is an additional named insured;

o    all rights to proceeds from debt cancellation coverage;

o    all rights to proceeds from the liquidation of and recoveries on the contracts;

o    all rights to refunds under extended service contracts covering the vehicles;

o    the depositor's rights against dealers under agreements between the sponsor and the related dealer;

o    amounts that may be held in the lockbox accounts to the extent the amounts relate to the contracts;

o    the bank accounts, including the supplemental enhancement account and the pre-funding account, opened in connection with this offering (other than the spread account) and the amounts on deposit in those accounts (other than investment earnings on amounts on deposit in the supplemental enhancement account and the pre-funding account);

o    all rights to cause the sponsor to repurchase contracts from the trust pursuant to the purchase agreement;

o    all of the issuing entity's rights under the transaction documents; and

o    all proceeds from the items described above.

The spread account will not be an asset of the trust, but will be held by the collateral agent for the benefit of the trust collateral agent on behalf of the
Class A noteholders and the insurer. For the reasons described under
"Description of the Transaction Documents--Credit Support--Spread Account," you
should not rely on the spread account as a source of funds for payment on the notes.

"Non-prime" contracts, the principal component of the trust assets, is a common term used to describe loans made to borrowers with limited credit histories or modest incomes or who have experienced prior credit difficulties.

THE CONTRACT POOL

o    The initial contracts consist of, and the subsequent contracts are expected to consist of, motor vehicle retail installment contracts secured by used or new automobiles, sport utility vehicles, light duty trucks and vans. The initial contracts have been originated, and the subsequent contracts are expected to have been originated, by dealers and then acquired by the sponsor. The initial contracts were primarily made, and the subsequent contracts are expected to primarily be made, to individuals with limited credit histories or modest incomes or who have experienced prior credit difficulties, or "non-prime" borrowers.

o    Upon discovery of a breach by the depositor of any of the representations and warranties under the sale and servicing agreement, the depositor may be required to repurchase from the issuing entity any contract in which the interests of any noteholder or the insurer are materially and adversely affected by the breach.

SERVICING FEE

The servicer will be paid on each distribution date from available funds prior to any payments on the notes. The servicer

                                       S-8

will receive the following fees as payment for its services on each distribution date:

For so long as the sponsor is the servicer:

o    A servicing fee, equal to the product of one-twelfth times 1.75% of the aggregate principal balance of the contracts as of the opening of business on the first day of the related calendar month; and

o    A supplemental servicing fee, equal to all administrative fees, expenses and charges paid by or on behalf of obligors, including, without limitation, any late fees, prepayment fees and liquidation fees collected on the contracts during the preceding calendar month (but excluding any fees or expenses related to extensions, rebates or adjustments).

If any entity other than the sponsor becomes the servicer, the servicing fee may be adjusted, subject to the approval of the insurer, in the manner set forth in the sale and servicing agreement.

STATISTICAL INFORMATION

As of the close of business on the initial cutoff date, the initial contract pool consisted of 19,606 contracts with the following characteristics:

o    an aggregate principal balance of $381,692,856;

o    a weighted average annual percentage rate of approximately 11.8435%;

o    a weighted average original term of approximately 69 months;

o    a weighted average remaining term of approximately 65 months; and

o    a remaining term of not more than 77 months and not less than 3 months each.

PRE-FUNDING FEATURE

o    On the closing date, the issuing entity will deposit an amount, THE INITIAL
     PRE-FUNDED AMOUNT, equal to approximately $68,307,144, in an account, THE
     PRE-FUNDING ACCOUNT, established with the trust collateral agent.

o    The issuing entity will use amounts on deposit in the pre-funding account to purchase additional contracts, THE SUBSEQUENT CONTRACTS, from time to time on or before July 16, 2006 (or with respect to $15,000,000 of the initial pre-funded amount, on or before May 31, 2006).

o    The contracts purchased with the amounts on deposit in the pre-funding account are expected to represent approximately 15.18% of the total contract pool.

o    The subsequent contracts will also have been originated by the sponsor and are not expected to be materially different from the initial contracts acquired by the issuing entity on the closing date. Additional characteristics of the contracts purchased with amounts on deposit in the pre-funding account are described under the heading "The Contracts--The
     Subsequent Contracts" in this free writing prospectus.

o    If the pre-funding account is not depleted by the end of the funding periods, each class of notes will be redeemed in part with the remaining pre-funding account moneys on the payment date immediately following the end of each such funding period. Any amounts remaining in the pre-funding account at the end of the funding periods (or with respect to the end of the initial funding period, any amount in excess of approximately
     $53,307,144) will be distributed as payments of principal on the notes in accordance with the priorities set forth under "Description of the
     Transaction Documents--Distributions--Payment Date Payments" in this free writing prospectus.

                                       S-9

CREDIT ENHANCEMENT

Overcollateralization

o    The overcollateralization amount is equal to the excess of the principal balance of the contracts (plus any amounts on deposit in the pre-funding account) over the principal amount of the notes. The purpose of overcollateralization is to ensure that there are excess funds available to pay interest and principal on the notes so that noteholders will have some protection against payment shortfalls and losses and so that the principal amount of each class of notes will be paid off no later than its final scheduled payment date.

o    As of the closing date, the overcollateralization amount will be zero. On subsequent payment dates, excess cashflow will be paid to the Class A noteholders then entitled to principal payments to accelerate principal payments on the Class A Notes, to the extent available for that purpose as described in this free writing prospectus, in order to increase the overcollateralization amount until the required overcollateralization target is reached.

o    On any payment date, the required overcollateralization target will be equal to the required total enhancement amount minus the amount on deposit in the spread account.

Supplemental Enhancement Account

o    A cash collateral account, the SUPPLEMENTAL ENHANCEMENT ACCOUNT, will be established with the trust collateral agent for the benefit of the Class A noteholders and, on a fully subordinated basis, the Class C certificateholder. Amounts on deposit in the supplemental enhancement account will be distributed to the Class A noteholders, used to pay certain fees and reimbursements of the insurer or released to the Class C certificateholder as described under "Description of the Transaction
     Documents --Distributions" below. You should not rely on the supplemental enhancement account as a source of payment on the notes.

The Spread Account

o    As part of the consideration for the issuance of the policy (as defined below), a cash collateral account, the SPREAD ACCOUNT, will be established with the collateral agent for the benefit of the insurer and the trust collateral agent on behalf of the Class A noteholders. Amounts on deposit in the spread account will be distributed to the Class A noteholders, released to reimburse, or reduce the principal balance of, the supplemental enhancement account, used to pay certain fees and reimbursements or released to the Class C certificateholder to the extent of amounts due and unpaid on the Class C certificate and then released to the Class R certificateholder as described under "Description of the Transaction
     Documents --Distributions" below. You should not rely on the spread account as a source of payment on the notes.

The Insurance Policy

o    On the day of the closing, Financial Security will issue a financial guaranty insurance policy, or THE INSURANCE POLICY, or THE POLICY, for the benefit of the Class A noteholders. Under the policy, Financial Security will unconditionally and irrevocably guarantee the timely payment of interest and certain payments of principal (as more fully described below)
     on each payment date and the ultimate payment of principal due on the Class
     A Notes on the final scheduled payment date for each class of Class A
     Notes.

o    If, on any payment date, the holders of any class of Class A Notes do not receive the full amount of the interest

                                      S-10

     payment then due to them, the shortfall will be paid from amounts on deposit in the spread account, if any, and if the amounts on deposit in the spread account are not sufficient, from amounts on deposit in the supplemental enhancement account (exclusive of investment earnings), if any, and if the amounts on deposit in the supplemental enhancement account are not sufficient, from proceeds of a draw under the policy.

o    If, on any payment date, the outstanding principal amount of the Class A
     Notes (after taking into account payments of principal on such payment date, including, without limitation, from amounts withdrawn from the spread account and the supplemental enhancement account) exceeds the sum of the aggregate outstanding principal balance of the contracts as of the last day of the related collection period plus the amount on deposit in the pre-funding account, if any, the amount of such excess shall be paid from amounts on deposit in the spread account, if any, and if the amounts on deposit in the spread account are not sufficient, from amounts on deposit in the supplemental enhancement account (exclusive of investment earnings), if any, and if the amounts on deposit in the supplemental enhancement account are not sufficient, from proceeds of a draw on the policy, to the holders of the Class A Notes in the order of priority that such holders receive principal payments on each payment date.

o    If, on the final scheduled payment date for any class of Class A Notes, the principal amount of that class of Class A Notes has not been reduced to zero, the holders of that class of Class A Notes will be paid an amount equal to the outstanding principal amount of such Class A Notes from amounts on deposit in the spread account, if any, and if the amounts on deposit in the spread account are not sufficient, from amounts on deposit in the supplemental enhancement account (exclusive of investment earnings), if any, and if the amounts on deposit in the supplemental enhancement account are not sufficient, from proceeds of a draw on the policy.

OPTIONAL REDEMPTION

o    Once the aggregate outstanding principal balance of the contracts declines to 10% or less of the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the initial pre-funded amount, all of the outstanding notes may be redeemed. If a redemption occurs, you will receive a final payment that equals the unpaid principal amount of your notes plus accrued interest to, but excluding, the date of redemption.

MANDATORY REDEMPTION

o    Generally, the notes will be redeemed in part on the payment date immediately following the end of each funding period in the event that any amounts remain on deposit in the pre-funding account (or with respect to the end of the initial funding period, any amount in excess of approximately $53,307,144) on the last day of such funding period. Any such amounts remaining in the pre-funding account will be distributed as payments of principal on the notes in accordance with the priorities set forth under "Description of the Transaction
     Documents--Distributions--Payment Date Payments" in this free writing prospectus.

EVENTS OF DEFAULT

The following events are events of default under the indenture:

o    default in the payment of any interest on any note when it becomes due and payable (subject to a five day cure period);

                                      S-11

o    default in the payment of the principal of any note when it becomes due and payable;

o    so long as an insurer default shall not have occurred and be continuing, the occurrence of certain insurance agreement events of default (provided that the insurer has declared an event of default);

o    certain breaches of representations, warranties and covenants by the issuing entity (subject to a thirty day cure period); and

o    certain events of bankruptcy relating to the issuing entity or the issuing entity's property.

Upon declaration of an event of default under the indenture, the notes may be accelerated and subject to immediate payment at par, plus accrued interest. So long as the insurer is not in default, the power to declare an event of default will be held by the insurer. If an event of default under the indenture has occurred and is continuing, the trust collateral agent may be directed to sell the trust property, or any portion of the trust property, at one or more private or public sales. This liquidation may occur only subject to certain provisions that are set forth in the indenture.

Amounts collected following the acceleration of the notes will not be distributed in accordance with the priorities set forth above under "Payment
Dates--Payments" but will instead be distributed in accordance with the following priorities:

     1. to the sponsor, the servicer, the indenture trustee, the custodian, the backup servicer and the trust collateral agent, certain amounts due and owing to such entities, pursuant to the priorities set forth at clauses 1.,
     2. and 3. under "Payment Dates--Payments", above;

     2. to the noteholders, for amounts due and unpaid on the notes for interest, ratably, without preference or priority;

     3. to the noteholders, for amounts due and unpaid on the notes for principal, ratably, without preference or priority; and

     4. to the insurer, amounts due and owing and required to be distributed to the insurer pursuant to the priority set forth at clause 6. under "Payment
     Dates--Payments", above.

The policy issued by the insurer does not guarantee payment of any amounts that become due on an accelerated basis, unless the insurer elects, in its sole discretion, to pay those amounts in whole or in part. Payments made under the policy following the acceleration of the notes shall be applied by the trustee, first, to the noteholders for amounts due and unpaid on the notes for interest, ratably, without preference or priority and, second, to the noteholders for amounts due and unpaid on the notes for principal, ratably, without preference or priority.

SALE OF CONTRACTS

o    The servicer may, but is not obligated to, direct the issuing entity to sell contracts that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the sellers or the issuing entity;
     provided that the insurer shall have the right of first refusal to purchase such contracts. Delinquent contracts may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the sum of the initial number of initial contracts in the contract pool as of the initial cutoff date and the aggregate number of subsequent contracts added to the contract pool on each subsequent transfer date be sold by the issuing entity in this manner.

                                      S-12

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

o    Dewey Ballantine LLP, as tax counsel to the trust, is of the opinion that, for federal income tax purposes, the Class A Notes will be treated as indebtedness and the issuing entity will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the Class A Notes as indebtedness for all federal, state and local income and franchise tax purposes.

o    Interest on the Class A Notes will be taxable as ordinary income when received by a holder on the cash method of accounting and when accrued by a holder on the accrual method of accounting.

o    Dewey Ballantine LLP has prepared the discussions under "Material Federal
     Income Tax Consequences" in this free writing prospectus and "Material
     Federal Income Tax Consequences" in the prospectus. Dewey Ballantine LLP is of the opinion that the statements set forth in these discussions, insofar as they purport to constitute a summary of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, and subject to the exceptions, limitations and qualifications contained therein, constitute an accurate summary of the matters described therein in all material respects.

ERISA CONSIDERATIONS

o    Subject to the important considerations described under "ERISA
     Considerations" in this free writing prospectus, pension, profit-sharing and other employee benefit plans may purchase the Class A Notes. You should consult with your counsel regarding the applicability of the provisions of the Employee Retirement Income Security Act of 1974, as amended, before purchasing a note.

RATINGS

o    The issuing entity will not issue the notes unless they have been assigned at least the following ratings by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or S&P, and by Moody's
     Investors Service, Inc., or MOODY'S, and, together with S&P, the RATING
     AGENCIES:

            RATINGS
        --------------
CLASS    S&P   MOODY'S
-----    ---   -------
A-1     A-1+     P-1
A-2     AAA      Aaa
A-3     AAA      Aaa
A-4     AAA      Aaa

o    The ratings issued by S&P of the Class A-1 Notes will be issued without regard to the benefit afforded to the Class A-1 Notes by the policy.

o    The ratings issued by Moody's of each class of notes and the ratings issued by S&P of the Class A-2, the Class A-3 and the Class A-4 Notes will be based primarily on the issuance of the policy and the credit quality of the contracts.

o    Each rating agency assigned to rate the notes will monitor the ratings using its normal surveillance procedures. Rating agencies may change or withdraw an assigned rating at any time. No party to the transaction documents will be responsible for monitoring any changes to the ratings on the notes.

o    We make no assurance that the ratings will not be lowered, qualified, or withdrawn by the rating agencies.

o    We refer you to "Ratings" in this free writing prospectus for more information regarding the ratings assigned to the notes.

                                      S-13

                                  RISK FACTORS

This section and the section under the caption "Risk Factors" in the prospectus describe the principal risk factors associated with an investment in the notes.
You should consider these factors in connection with the purchase of the notes:

THE SPONSOR MAY BE UNABLE TO     The ability of the sponsor to originate
ORIGINATE ENOUGH CONTRACTS TO    sufficient subsequent contracts may be affected
USE ALL MONEY ON DEPOSIT IN      by a variety of social and economic factors
THE PRE-FUNDING ACCOUNT AND      including:
YOU MAY THEREFORE BE EXPOSED
TO REINVESTMENT RISK.            o    interest rates;

                                 o    unemployment levels;

                                 o    the rate of inflation; and

                                 o    consumer perception of economic conditions
                                      generally.

                                 In addition, no subsequent contract may be
                                 transferred to the issuing entity unless the
                                 insurer has approved the transfer and S&P
                                 confirms that the ratings on the notes will not
                                 be withdrawn or reduced as a result of the
                                 proposed transfer.

                                 If the sponsor (a) does not originate and
                                 transfer to the issuing entity sufficient
                                 additional contracts to use (i) $15,000,000 of
                                 the initial pre-funded amount in the
                                 pre-funding account by May 31, 2006 or (ii) all
                                 remaining amounts on deposit in the pre-funding
                                 account by July 16, 2006, or (b) fails to
                                 receive the insurer's approval or S&P's
                                 confirmation by such date, a mandatory
                                 redemption of a portion of the notes will
                                 result.

                                 If a mandatory redemption occurs and you
                                 receive a principal prepayment, you will bear
                                 the risk of reinvesting any prepayment.

                                 If you are repaid principal on the notes
                                 earlier than you expect, you may not be able to
                                 reinvest the principal repaid to you at a rate
                                 of return that is at least equal to the rate of
                                 return on your notes.

WE CANNOT PREDICT THE RATE AT    Obligors can prepay their contracts at any
WHICH THE NOTES WILL AMORTIZE.   time. The rate of prepayments may be influenced
                                 by a variety of factors, including changes in
                                 economic and social conditions. The fact that
                                 consumer obligors generally may not sell or
                                 transfer their financed vehicles securing
                                 contracts without the sponsor's consent may
                                 also influence the rate of prepayments. In
                                 addition, under certain circumstances, the
                                 depositor and the sponsor are obligated to
                                 purchase contracts as a result of breaches of
                                 representations and/or covenants.

                                      S-14

                                 Additionally, the servicer has the right, but
                                 not the obligation, to direct the issuing
                                 entity to sell contracts that are more than 60
                                 days delinquent to an unaffiliated third party
                                 (including the insurer, who shall have a right
                                 of first refusal) at a certain minimum sale
                                 price as set forth in the sale and servicing
                                 agreement; provided, that the aggregate of such
                                 sales may not exceed 20% of the sum of the
                                 initial number of initial contracts in the
                                 contract pool as of the initial cutoff date and
                                 the aggregate number of subsequent contracts
                                 added to the contract pool on each subsequent
                                 transfer date.

                                 In any of these cases, the contract pool would
                                 amortize more quickly than expected and the
                                 notes would also amortize more quickly as a
                                 result.

                                 In addition, the Class R certificateholder has
                                 the right to purchase the contracts remaining
                                 in the contract pool, and accordingly cause a
                                 prepayment of the notes, when the aggregate
                                 outstanding principal balance of the contracts
                                 is 10% or less of the sum of the aggregate
                                 principal balance of the initial contracts as
                                 of the initial cutoff date plus the initial
                                 pre-funded amount.

                                 Finally, the notes contain an
                                 overcollateralization feature that results in
                                 accelerated principal payments to noteholders
                                 in certain circumstances, and that results in a
                                 faster amortization of the notes than of the
                                 contract pool.

                                 Noteholders will bear any reinvestment risk
                                 resulting from any early payment on the notes.

GEOGRAPHIC CONCENTRATIONS OF     Adverse economic conditions or other factors
CONTRACTS MAY INCREASE           affecting any state or region could increase
CONCENTRATION RISKS.             the delinquency or loan loss experience of the
                                 contracts. As of the close of business on the
                                 initial cutoff date, approximately 41.78%,
                                 13.02% and 11.49% of the initial contracts
                                 based on the initial contracts' outstanding
                                 principal balance were originated (based on the
                                 address of the related dealer) in California,
                                 Florida and Arizona, respectively. No other
                                 state accounts for 10% or more of the initial
                                 contracts as of the close of business on the
                                 initial cutoff date.

THE NOTES ARE ASSET-BACKED       The sole sources for repayment of the Class A
DEBT AND THE ISSUING ENTITY      Notes are payments on the contracts, the spread
HAS ONLY LIMITED ASSETS.         account, the supplemental enhancement account
                                 (exclusive of investment earnings), the other
                                 cash accounts held by the trust collateral
                                 agent and payments made under the insurance
                                 policy. The money in the pre-funding account is
                                 intended to be used solely to purchase
                                 subsequent contracts and is not available to
                                 cover losses on the contract pool. The spread
                                 account and

                                      S-15

                                 the supplemental enhancement account are
                                 designed to cover losses on the contract pool;
                                 however, neither the existence of the spread
                                 account nor the existence of the supplemental
                                 enhancement account should be relied upon as a
                                 source of funds to pay the notes because the
                                 funding requirements for those accounts or the
                                 existence of either of those accounts may be
                                 amended, reduced or terminated by the depositor
                                 and the insurer (in the case of the spread
                                 account) or by the insurer and the Class C
                                 certificateholder (in the case of the
                                 supplemental enhancement account), in each
                                 case, without the consent of the trust
                                 collateral agent or the noteholders.
                                 Furthermore, if Financial Security defaults on
                                 its obligations under the insurance policy, the
                                 issuing entity will depend on current payments
                                 of the contract pool, liquidation proceeds,
                                 recoveries, amounts, if any, available in the
                                 supplemental enhancement account (exclusive of
                                 investment earnings) and amounts, if any,
                                 available in the spread account maintained for
                                 the benefit of Financial Security to make
                                 interest and principal payments on the notes.

ACCOUNTING TREATMENT COULD       Although the transfers of the contracts from
ADVERSELY IMPACT THE             the sellers to the depositor pursuant to the
CHARACTERIZATION OF THE          purchase agreement and each subsequent transfer
TRANSFER OF THE CONTRACTS.       agreement are intended by the parties to be,
                                 and have been, or will be, documented as,
                                 absolute and unconditional assignments and
                                 transfers, the sellers will treat the transfers
                                 of the initial contracts as of the initial
                                 cutoff date and the subsequent contracts as of
                                 each subsequent cutoff date to the depositor as
                                 secured financings for financial accounting
                                 purposes. In the event of an insolvency of the
                                 sponsor or LBARC-WI (notwithstanding that
                                 LBARC-WI has been established as a bankruptcy
                                 remote special purpose subsidiary) a court or
                                 bankruptcy trustee could attempt to
                                 recharacterize the transfers of the contracts
                                 by the sponsor to LBARC-WI and by the sellers
                                 to the depositor as borrowings by the sponsor
                                 and/or LBARC-WI, as the case may be, secured by
                                 a pledge of the contracts. Although having a
                                 different treatment for financial accounting
                                 purposes than for tax, bankruptcy and other
                                 corporate purposes could be a negative factor
                                 in any court or bankruptcy trustee's analysis
                                 of the transaction, such factor is only one of
                                 many that the court or bankruptcy trustee would
                                 consider in determining to recharacterize a
                                 transaction from the characterization intended
                                 by the parties. Although the sponsor's
                                 management does not believe that such
                                 accounting treatment will have an adverse
                                 impact on the characterization of the transfers
                                 of the contracts from the sellers to the
                                 depositor, and although the sponsor has
                                 received a legal opinion, subject to various
                                 facts, assumptions and qualifications, opining
                                 that if the sponsor was adjudged bankrupt, a
                                 court would hold that each of the transfers by
                                 the

                                      S-16

                                 sponsor to LBARC-WI and the transfers by the
                                 sellers to the depositor of the contracts is a
                                 sale or absolute assignment, the risk of
                                 recharacterization may be increased by the
                                 sellers' treatment of the transfer of the
                                 contracts as a secured financing for accounting
                                 purposes, and there can be no assurance that
                                 such recharacterization, if attempted in an
                                 insolvency event of the sponsor or LBARC-WI,
                                 would not be successful. See "Risk Factors--
                                 Insolvency of the sponsor may cause your
                                 payments to be reduced or delayed" in the
                                 prospectus.

RATINGS ON CLASS A NOTES ARE     The ratings issued by S&P of the Class A-2,
DEPENDENT UPON THE INSURER'S     Class A-3 and Class A-4 Notes and the ratings
CREDITWORTHINESS.                issued by Moody's of the Class A Notes will
                                 depend primarily on the creditworthiness of the
                                 insurer as the provider of the financial
                                 guarantee insurance policy relating to the
                                 Class A Notes. There is a risk that if the
                                 insurer's financial strength ratings are
                                 reduced, the rating agencies may reduce the
                                 ratings of some or all of the Class A Notes.

EVENTS OF DEFAULT UNDER THE      So long as no default by the insurer is
INDENTURE MAY RESULT IN AN       continuing, following the occurrence of an
ACCELERATION.                    event of default under the indenture the
                                 indenture trustee will continue to submit
                                 claims under and in accordance with the
                                 insurance policy to enable the issuing entity
                                 to continue to make payments due with respect
                                 to the Class A Notes on the fifteenth day of
                                 each month. Following the occurrence of an
                                 event of default, Financial Security may, at
                                 its option, elect to cause the liquidation of
                                 the assets of the issuing entity, in whole or
                                 in part, and pay all or any portion of the
                                 outstanding amount of the Class A Notes, plus
                                 accrued interest thereon. The policy issued by
                                 Financial Security does not guarantee payment
                                 of any amounts that become due on an
                                 accelerated basis, unless Financial Security
                                 elects, in its sole discretion, to pay those
                                 amounts.

PENDING LITIGATION AND           The sponsor was named as a defendant in a suit
INJUNCTIONS MAY ADVERSELY        entitled "Collins v. Long Beach Acceptance
AFFECT THE SPONSOR.              Corp.," Case No. 834941-5 and filed on January
                                 11, 2001 in California Superior Court, Alameda
                                 County. The plaintiff in the Collins Case
                                 alleged, as a private attorney general acting
                                 on behalf of the general public, that the
                                 sponsor violated certain consumer protection
                                 laws by providing to consumers notices of
                                 repossession and sale of their repossessed
                                 vehicles which did not comply with the strict
                                 requirements of those laws. The sponsor and the
                                 plaintiff agreed to a settlement whereby the
                                 sponsor agreed, among other things, to the
                                 entry of an injunction which prohibits the
                                 sponsor from certain collection activities on
                                 certain accounts. Pursuant to the injunction,
                                 the sponsor (i) was required to comply, and has
                                 complied, with the California Rees-Levering Act
                                 relating to post-repossession notices and
                                 include the required

                                      S-17

                                 disclosures in such notices; (ii) was required
                                 to set aside, and has set aside, any default
                                 and/or was required to vacate, and has vacated,
                                 any judgment obtained after January 11, 2001 in
                                 any action filed by the sponsor to collect any
                                 deficiency balance owed by any California
                                 obligor who was sent a post-repossession notice
                                 at any time after January 11, 1997 that failed
                                 to contain the required disclosures, whose
                                 vehicle was repossessed (including a voluntary
                                 surrender) and who owed a deficiency balance
                                 following repossession and disposition of his
                                 or her vehicle; (iii) was required not to
                                 collect, and has not collected, any amount owed
                                 by any California obligor who purchased a
                                 vehicle, who was sent a post-repossession
                                 notice at any time after January 11, 1997 that
                                 failed to contain the required disclosures,
                                 whose vehicle was repossessed (including a
                                 voluntary surrender) and who owed a deficiency
                                 balance following repossession (i.e. the
                                 sponsor must immediately cease and not resume
                                 any such collection efforts); and (iv) was
                                 required to provide, and has provided,
                                 restitution to the 34 account holders in
                                 accordance with the terms of the settlement
                                 agreement. The sponsor's management does not
                                 believe that such injunction has had or will
                                 have a material adverse effect on the sponsor,
                                 its business or the contracts.

                                 The sponsor was named as a defendant in a suit
                                 entitled "Mancuso v. Long Beach Acceptance
                                 Corp.," Case No. 4:05-CV-136 in U.S. District
                                 Court, Western District of Missouri.

                                 In May 2003 the sponsor repossessed Mancuso's
                                 vehicle as a result of her failure to make
                                 payments. The vehicle was sold in July 2003. In
                                 January 2004 the sponsor filed a complaint
                                 against Mancuso for the deficiency balance.
                                 Mancuso filed an answer denying the allegations
                                 and a counterclaim in which no claims were made
                                 against the sponsor. The sponsor's motion for
                                 summary judgment was denied based on Mancuso's
                                 claim that the post-repossession notice the
                                 sponsor had sent to Mancuso was defective due
                                 to language requiring Mancuso to provide
                                 evidence of proper insurance on the vehicle.
                                 After the sponsor's motion was denied, Mancuso
                                 filed her own motion for summary judgment based
                                 on the same argument. The sponsor dismissed its
                                 complaint without prejudice, and Mancuso's
                                 summary judgment motion was never ruled upon.
                                 Thereafter, the court ordered the sponsor to
                                 pay Mancuso's attorney's fee, but subsequently
                                 vacated its order.

                                 On December 28, 2004 Mancuso filed a complaint
                                 in Missouri state court (Jackson County Circuit
                                 Court) against the sponsor on behalf of herself
                                 and all other Missouri residents similarly
                                 situated. In the complaint Mancuso claims that
                                 the sponsor's post-repossession notice violates
                                 the Uniform Commercial Code because the notice
                                 requires a

                                      S-18

                                 customer to provide proof of insurance in order
                                 to redeem the vehicle. Mancuso is seeking
                                 statutory damages, costs and attorney's fees.
                                 The summons, complaint and discovery demands
                                 were served upon the sponsor on January 19,
                                 2005.

                                 The Circuit Court ordered mandatory mediation.
                                 On February 11, 2005 the sponsor filed a notice
                                 of removal, which removed the case from the
                                 Jackson County Circuit Court to the United
                                 States District Court. On February 18, 2005
                                 Mancuso filed a motion to remand the case back
                                 to Jackson County Circuit Court. On March 7,
                                 2005 the sponsor filed a response in opposition
                                 to Mancuso's motion to remand.

                                 On February 24, 2005 the sponsor filed a motion
                                 to dismiss. On March 11, 2005 Mancuso filed a
                                 response in opposition to the sponsor's motion,
                                 and on March 24, 2005 the sponsor filed a
                                 response to Mancuso's opposition.

                                 On June 23, 2005 the federal court granted
                                 Mancuso's motion and remanded the case back to
                                 the Jackson County Circuit Court. The sponsor's
                                 motion to dismiss is now pending with that
                                 court.

                                      S-19

STATE LEGISLATION MAY            On September 22, 2005, the California Military
ADVERSELY IMPACT THE             Families Financial Relief Act was passed and
CONTRACTS.                       became effective. The bill revised the law to
                                 provide protection beyond that provided by the
                                 Servicemembers Civil Relief Act to California
                                 national guard members called up to active
                                 service on or after January 1, 2006 in the Iraq
                                 and Afghanistan conflicts. Those eligible under
                                 the revised law must be permitted to defer
                                 payments under their contracts if the contracts
                                 were entered into prior to active duty. No
                                 deferment charge may be assessed and no finance
                                 charge may accrue during the deferment period.
                                 In addition to California, other states have
                                 enacted or proposed legislation dealing with
                                 servicemembers.

                                 The revised California law along with other
                                 state statutes could result in shortfalls in
                                 interest, delays in the receipt of principal
                                 and could affect the ability of the servicer to
                                 foreclose on a defaulted contract in a timely
                                 fashion.

                                 The United States continues to be involved in
                                 military action in Iraq and Afghanistan.
                                 Reservists who were activated for duty in Iraq
                                 or Afghanistan may continue to serve, and new
                                 reservists may be called to active duty, to
                                 secure Iraq or Afghanistan so that
                                 reconstruction can take place. To the extent
                                 that any member of the military or reservist is
                                 an obligor under a contract, the provisions of
                                 the Servicemembers Civil Relief Act, the
                                 California Military Families Financial Relief
                                 Act or similar state laws may apply.

                                 None of the issuing entity, the sponsor, the
                                 depositor, the indenture trustee or any
                                 underwriter has undertaken a determination as
                                 to which contracts, if any, may be affected by
                                 the Servicemembers Civil Relief Act, the
                                 California Military Families Financial Relief
                                 Act or similar state laws. No assurance can be
                                 given with respect to the number of contracts
                                 that may be affected, after the closing date,
                                 by the Servicemembers Civil Relief Act, the
                                 California Military Families Financial Relief
                                 Act or similar state laws.

                                      S-20

IMPACT OF WORLD EVENTS.          The economic impact of the United States'
                                 military operations in Iraq, Afghanistan and
                                 other parts of the world, as well as the
                                 possibility of any terrorist attacks
                                 domestically or abroad, is uncertain, but could
                                 have a material negative effect on general
                                 economic conditions, consumer confidence, and
                                 liquidity of the notes. It is possible that
                                 such events could have a direct or indirect
                                 negative impact on the performance of the
                                 contracts or the sponsor's financial position
                                 or results of operations in the future. Any
                                 such negative impact could impair the sponsor's
                                 future ability to service or repurchase the
                                 contracts or to honor its indemnity
                                 obligations, as described in this free writing
                                 prospectus.

THE SPONSOR'S LOSS OF THIRD      The sponsor and its subsidiaries are dependent
PARTY FINANCING MAY DELAY        upon the continued receipt of funding from
PAYMENTS TO YOU.                 third party sources. Two of these third party
                                 sources are Greenwich Capital Financial
                                 Products, Inc., an affiliate of one of the
                                 underwriters, Greenwich Capital Markets, Inc.,
                                 and Citigroup Global Markets Realty Corp., an
                                 affiliate of one of the underwriters, Citigroup
                                 Global Markets Inc. No assurance can be given
                                 that Greenwich Capital Financial Products,
                                 Inc., Citigroup Global Markets Realty Corp. or
                                 any other third party will continue to provide
                                 any such financing in the future. In the event
                                 that such funding is discontinued, the sponsor
                                 may not be able to perform its obligations with
                                 respect to the securities, including its
                                 obligation to service the contracts and
                                 repurchase contracts which breach specified
                                 representations and warranties. As a result,
                                 you may experience delays in receiving payments
                                 and suffer losses on your investment.

                                      S-21

                                 USE OF PROCEEDS

     The issuing entity will use the proceeds from the sale of the notes to:

     o    pay the depositor the contract purchase price;

     o    make the initial deposit into the pre-funding account;

     o    make the initial deposit into the spread account; and

     o    fund the required balance in any other trust account.

     The issuing entity will use the proceeds from the sale of the Class C certificate (not offered hereunder) to fund the supplemental enhancement account.

     The depositor or the sponsor may use the net proceeds to pay its debt, including "warehouse" debt secured by the contracts prior to their sale to the issuing entity. This warehouse debt may have been owed to either underwriter or its respective affiliates. No expenses incurred by the sponsor in connection with the selection or acquisition of the contracts will be paid from the offering proceeds.

                         THE SPONSOR/SERVICER/CUSTODIAN

     Long Beach Acceptance Corp., a Delaware corporation, began operations in
October 1995 as an automobile finance company geared to service borrowers from all credit grade categories, with an emphasis on "non-prime" borrowers.

     The sponsor has its corporate headquarters located in Paramus, New Jersey and operates originating and servicing centers in Paramus, New Jersey and
Orange, California and a satellite office in Sacramento, California.

     The sponsor purchases and services contracts which are originated and assigned to it by automobile dealers. The sponsor will sell and assign the contracts to the depositor. During the month of March 2006, the sponsor purchased contracts from automobile dealers located in 27 states.

     As of March 31, 2006, the sponsor had active relationships with approximately 1,984 new and used automobile dealers. Dealers are sourced and serviced by the sponsor's dealer representatives (full-time sales employees).
Generally, all dealers must be approved by the sponsor's senior officers responsible for managing the originating centers.

     The sponsor will service the contracts and will be compensated for acting as the servicer. In addition, the sponsor will hold the contract files, including the contracts and the certificates of title (or other evidence of lien), in its possession as custodian for the indenture trustee on behalf of the noteholders and the insurer and will be compensated for acting as custodian.

     Due to the administrative burden and expense, the servicer will not have the certificates of title of the financed vehicles amended or reissued to note their sale to the issuing entity or the grant of a security interest in the vehicles to the trustee by the issuing entity. Because the certificates of title are not amended, the issuing entity may not have a perfected security interest in financed vehicles titled in some states. See "Risk Factors - Failure to amend or reissue the certificates of title to the financed vehicles may

                                      S-22

cause you to experience delays in payments or losses" and "Material Legal
Aspects of the Contracts--Security Interests in the Financed Vehicles" in the
prospectus.

     In order to mitigate the security interest risk referred to in the preceding paragraph, UCC-1 financing statements will be filed against the sponsor, the sponsor's subsidiary Long Beach Acceptance Receivables Corp.
Warehouse I, the depositor and the issuing entity, respectively, naming the indenture trustee as secured party, with the Secretary of State of Delaware in order to perfect each transfer of the initial and subsequent contracts from the sellers to the depositor, each transfer of the initial and subsequent contracts from the depositor to the issuing entity and the pledge of the initial and subsequent contracts by the issuing entity in favor of the indenture trustee, respectively. Furthermore, the sponsor, as custodian, will be required to stamp each contract to reflect that such contract is subject to a security interest of a secured party and acceptance by a third party of such contracts would violate the rights of such secured party. The custodian will be required to identify the indenture trustee as the secured party on an allonge attached to each contract.
If the custodian fails to comply with the foregoing requirements and a third party purchases a contract without knowledge of the indenture trustee's security interest therein, the indenture trustee may not have a perfected security interest in any such contract.

     See "Description of the Transaction Documents--Servicer Termination Event"
and "-- Rights Upon Servicer Termination Event" for more information regarding the servicer's removal and the transfer of servicing duties to the backup servicer or other successor servicer.

UNDERWRITING

     The sponsor offers six programs designed to meet the needs of a broad spectrum of potential applicants. These programs are marketed as Premium, Elite,
Superior, Preferred, Classic and Standard. The sponsor applies specific underwriting criteria to each program analyzing credit applications individually with focus upon creditworthiness, stability, income and collateral value.

     The sponsor generally acquires contracts at 100% of the amount financed net of an acquisition fee.

     Depending upon contract class and market conditions, dealers are also paid a participation fee, in some cases paid in full at the time of funding, and in most cases paid in full on the fifth business day of the following month. The participation fee is generally based upon a percentage of the excess, if any, of the annual percentage rate on the contract over the sponsor's minimum rate. By policy the excess is capped at no greater than 2.5% on contracts with terms of up to 60 months and at less than 2.5% on contracts with terms of greater than 60 months.

CREDIT DECISION AND FUNDING

     Credit applications are received from dealers via facsimile, through electronic portals or over the Internet and generally include specific information regarding the applicant's residence and employment history, monthly income, bank account information, credit and personal references and a description of the collateral being considered for purchase. This information is entered into a third party software package that integrates application input, verification, collateral evaluation, credit review and fax communication. The sponsor's underwriter then evaluates the information provided on the credit application and at least one consumer credit report.

     Credit decisions are generally completed and communicated to the dealer on the same day as the credit application is received by the sponsor. Conditional credit approvals generally stipulate maximum collateral advances, the sponsor's minimum rate, required downpayment, term and documentation,

                                      S-23

applicable fees, borrower name and vehicle year, make and model (occasionally, where market conditions require, only the maximum payment amount and the program class are stipulated at that time).

     Upon receipt of a contract package from a dealer, it is the sponsor's policy for its funding department to review documentation provided to attempt to verify: proper preparation and execution of all documentation, and proof of income and proof of residence, if necessary. Generally, at the time a contract is presented for funding, the funding clerk attempts to verify the applicant's telephone number, current employment status, employer telephone number, position/occupation, current monthly income and insurance coverage. The results of the verification are recorded in the electronic credit file.

     It is the sponsor's policy that contracts containing specific exceptions falling outside the underwriting guidelines may be approved for funding only by management.

     Prior to or following funding of selected contracts, funding personnel attempt to conduct a retail commodity check by telephone to verify certain terms of the transaction, including down payment, trade-in credit, rebatables and certain optional equipment, as well as monthly payment and due date.
Additionally, a sampling of contracts is reviewed after funding by the investor sales group to ensure compliance with all approval and funding procedures and guidelines for sale.

     The maximum advance ratio, before add-ons, generally ranges from 115% to
125% of trade-in value for used vehicles (the range of manufacturers' invoices for new vehicles is similar) plus tax, title and license. The maximum all-in advance ratio, including legally authorized products such as credit life insurance, credit accident and health insurance, debt cancellation coverage and extended warranties, is 145% of trade-in value or manufacturer's invoice on the
Superior Program, the Preferred Program, the Classic Program and the Standard
Program contracts and 150% of trade-in value or manufacturer's invoice on the
Elite Program contracts. There is no maximum advance ratio on the Premium
Program contracts.

     The maximum term of a contract is determined by the program class and, for used vehicles, the mileage of the vehicle. Verifiable manufacturers rebates may be applied 100% toward the down payment on all contracts.

SERVICING AND COLLECTION

     The sponsor has been servicing automobile contracts since 1995.

     With the exception of certain charged-off accounts which the sponsor refers to one or more collection agencies, the sponsor currently performs all servicing functions, utilizing a loan servicing computer system administered by Affiliated
Computer Services, Inc. of Dallas, Texas. Affiliated Computer Services provides access to its system on a time sharing basis, and is responsible for performing certain automated tasks, including producing monthly statements, operating reports, and system generated correspondence with borrowers. The sponsor accesses the systems of Affiliated Computer Services to perform all invoicing, payment posting, collection, repossession and recovery functions. Affiliated
Computer Services on behalf of the sponsor mails monthly billing statements to borrowers.

     The sponsor's policies regarding delinquencies are as follows: an account is deemed to be delinquent if less than 95% of a monthly payment has been received by the due date. If an account becomes 3 days past due, the sponsor's collection staff attempts to contact the borrower (depending upon the borrower's credit and other individual circumstances, in some cases the borrower is contacted earlier and in some cases the borrower is contacted later). The sponsor uses an automatic dialer, which initiates many of the telephone contacts starting with the 3-day calls. A collection representative attempts to

                                      S-24

establish contact with the borrower and to obtain a promise by the borrower to make the overdue payment within seven days. In most cases, if payment is not received by the tenth day after the due date, a late fee of approximately 5%
(where legally enforceable and provided for in the related contract) of the amount of the delinquent payment is imposed. A decision to repossess the financed vehicle or to make a field contact with the borrower is generally made after 45 to 60 days of delinquency (repossession may occur earlier or later if appropriate).

DELINQUENCY AND CREDIT LOSS INFORMATION

     The following tables detail information relating to the sponsor's delinquency and credit loss experience regarding all contracts it has originated and continues to service. This information includes the sponsor's experience with respect to all contracts in its portfolio, including contracts which do not meet the contract pool selection criteria and contracts which the sponsor previously sold but continues to service.

     Delinquencies, defaults, repossession and losses generally increase during periods of economic recession. These periods also may be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding loans, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. Because the sponsor focuses on non-prime borrowers, the actual rates of delinquencies, defaults, repossessions and losses on the loans included in the trust property could be higher than those experienced by lenders dealing exclusively with prime borrowers and could be more dramatically affected by a general economic downturn. In addition the United States continues to be on alert for terrorist attacks. The sponsor's management cannot yet know what effect these possible events or any similar or related events will have on the
United States economy and specifically on the timing of, and/or obligors'
ability to make, payments on the contracts.

     We cannot assure you that the levels of delinquency and loss experience reflected in the following tables are indicative of the performance of the contracts included in the trust.

                                      S-25

                           LONG BEACH ACCEPTANCE CORP.
                             DELINQUENCY EXPERIENCE

                       December 31, 2003       December 31, 2004       December 31, 2005
                    ----------------------  ----------------------  ----------------------
                    Number        Net       Number        Net       Number        Net
                      of      Contractual     of      Contractual     of      Contractual
                     Loans      Amount       Loans      Amount       Loans      Amount
                    ------  --------------  ------  --------------  ------  --------------

Portfolio(1) .....  77,459  $1,154,853,918  84,444  $1,275,735,281  93,409  $1,442,229,484
Period of
Delinquency(2) -
30-59 ............   1,295      13,476,531   1,221      12,059,559   1,012      10,016,670
60-89 ............     511       5,551,039     469       4,353,182     475       4,849,472
90+ ..............     267       2,721,481     287       2,432,128     365       4,122,516
Total
Delinquencies(3)..   2,073  $   21,749,052   1,977  $   18,844,869   1,852  $   18,988,658
                    ------  --------------  ------  --------------  ------  --------------
Total
Delinquencies as a
Percent of the
Portfolio ........    2.68%           1.88%   2.34%           1.48%   1.98%           1.32%
                    ======  ==============  ======  ==============  ======  ==============

                          March 31, 2005          March 31, 2006
                      ----------------------  ----------------------
                      Number        Net       Number        Net
                        of      Contractual     of      Contractual
                       Loans      Amount      Loans       Amount
                      ------  --------------  ------  --------------

Portfolio(1) .....    86,634  $1,312,604,645  96,977  $1,501,904,051
Period of
Delinquency(2) -
30-59 ............       921       9,130,989     687       7,199,643
60-89 ............       331       3,108,559     287       2,995,202
90+ ..............       258       2,209,673     194       1,875,571
Total
Delinquencies(3)..     1,510  $   14,449,221   1,168  $   12,070,415
                      ------  --------------  ------  --------------
Total
Delinquencies as a
Percent of the
Portfolio ........      1.74%           1.10%   1.20%           0.80%
                      ======  ==============  ======  ==============

----------
(1)  All amounts and percentages are based on the principal amount scheduled to be paid on each contract. The information in the table represents all contracts originated by the sponsor including sold loans the sponsor continues to service.

(2)  The sponsor considers a contract delinquent when an obligor fails to make at least 95% of a contractually due payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)  Amounts shown do not include contracts which are less than 30 days delinquent.

                                      S-26

                           LONG BEACH ACCEPTANCE CORP.
                           NET CREDIT LOSS EXPERIENCE

                                     12 Months Ended    12 Months Ended    12 Months Ended     3 Months Ended      3 Months Ended
                                    December 31, 2003  December 31, 2004  December 31, 2005  March 31, 2005 (4)  March 31, 2006 (4)
                                    -----------------  -----------------  -----------------  ------------------  ------------------

Contracts serviced at end
   of period(l) ..................    $1,162,244,876     $1,282,254,539     $1,449,972,057     $1,318,468,358      $1,509,349,979
Average contracts serviced
   during the period (2) .........    $1,017,096,040     $1,231,120,030     $1,373,393,852     $1,297,362,208      $1,475,943,032
Gross chargeoffs .................    $   83,619,484     $   70,549,502     $   54,053,860     $   13,846,141      $   13,724,385
Recoveries .......................    $   36,065,335     $   35,707,833     $   28,756,499     $    7,881,080      $    8,137,628
Net chargeoffs (3) ...............    $   47,554,149     $   34,841,669     $   25,297,361     $    5,965,061      $    5,586,756
Net chargeoffs as a percentage
   of contracts serviced during
   the period ....................              4.68%              2.83%              1.84%              1.84%               1.51%
                                      ==============     ==============     ==============     ==============      ==============

----------
(1)  All amounts and percentages are based on the principal amount scheduled to be paid on each contract. The information in the table represents all contracts originated by the sponsor including sold loans which the sponsor continues to service.

(2)  Average contracts serviced represents a 13 month average for the year ending periods and a four month average for the period ended March 31,
     2006.

(3)  Net chargeoffs include all Loss Units actually liquidated through March 31,
     2006, all accounts which were 120 days or more delinquent as of March 31,
     2006, inventory and insurance losses. Net chargeoffs are reflected at the earlier of the date (a) on which the contract became 120 days delinquent or
     (b) on which the contract was liquidated.

(4)  Three-month ending percentages are annualized.

                                      S-27

                      THE SPONSOR'S SECURITIZATION PROGRAM

     The sponsor has previously sponsored 19 securitizations since 1997, 18 of which were credit enhanced by a policy issued by Financial Security Assurance
Inc., and one of which was credit enhanced by a policy issued by MBIA, Inc..
Nine of these securitizations are still outstanding. The sponsor structured each of these securitizations, originated the contracts that were securitized in each transaction and served and, with respect to the outstanding transactions, continues to serve as servicer on each transaction.

     Each of the sponsor's outstanding securitization transactions was structured similarly to the current transaction. In each of those securitizations, the sponsor acquired the non-prime contracts directly from automobile dealers and then sold those contracts to a wholly-owned subsidiary that served as depositor for the related transaction. The related depositor then sold the contracts to a newly-created owner trust that issued asset-backed securities that were backed by the contracts, which were serviced by the sponsor.

                      THE SPONSOR'S STATIC POOL INFORMATION

     The tables set forth in Annex B to this free writing prospectus contain certain static pool information on the portfolio of contracts originated by the sponsor since April 8, 2002. The static pool information includes the summary information for original pool characteristics, the distribution of contracts by geographic location of obligor, the distribution of the contracts by APR, the credit score distribution, the portfolio of liquidated receivables (including liquidation proceeds, net liquidated receivables in dollars and cumulative net liquidated receivables percentage), monthly prepayment speeds, and the portfolio of delinquent contracts (30-50 days, 60-89 days and 90+ days past due).

     The static pool information that relates to securitizations sponsored by the sponsor prior to January 1, 2006 and that relates to the pool of contracts being securitized in the current transaction for periods prior to January 1,
2006 is not deemed to be part of this free writing prospectus or the prospectus or the registration statement related to the securities being offered pursuant to this free writing prospectus and the prospectus.

                                      S-28

                                  THE DEPOSITOR

     Long Beach Acceptance Receivables Corp., a wholly-owned subsidiary of the sponsor, is a Delaware corporation, incorporated on March 13, 1997. The depositor's address is One Mack Centre Drive, Paramus, New Jersey 07652;
telephone (201) 262-5222.

     The depositor was organized for the limited purpose of acquiring, owning and transferring interests in specified financial assets and any activities incidental or necessary for that purpose. The depositor has structured this transaction so that the bankruptcy of the sponsor will not result in the consolidation of the depositor's assets and liabilities with those of the sponsor. The depositor has received a legal opinion, subject to various facts, assumptions and qualifications, opining that if the sponsor was adjudged bankrupt, it would not be a proper exercise of a court's equitable discretion to disregard the separate corporate existence of the depositor and to require the consolidation of the depositor's assets and liabilities with those of the sponsor. However, there can be no assurance that a court would not conclude that the assets and liabilities of the depositor should be consolidated with those of the sponsor. See "Risk Factors--Insolvency of the sponsor may cause your payments to be reduced or delayed" in the prospectus.

     Delays in payments on the notes and possible reductions in payment amounts could occur if a court decided to consolidate the depositor's assets with the sponsor's, or if a filing were made under any bankruptcy or insolvency law by or against the depositor, or if an attempt were made to litigate any of those issues.

     The depositor will purchase the pool of initial contracts and the subsequent contracts from the sponsor or its wholly-owned subsidiary pursuant to a purchase agreement and supplements thereto and will sell the initial contracts and the subsequent contracts to the issuing entity pursuant to the sale and servicing agreement and supplements thereto. If it is discovered that the depositor has breached a representation or warranty under the sale and servicing agreement, the depositor may be required to repurchase the affected contract from the issuing entity.

                                    LBARC-WI

     Long Beach Acceptance Receivables Corp. Warehouse I, a wholly-owned subsidiary of the sponsor, is a Delaware corporation, incorporated on February
21, 2003. LBARC-WI's address is One Mack Centre Drive, Paramus, New Jersey
07652; telephone (201) 262-5222.

     LBARC-WI was organized for the limited purpose of acquiring, owning and transferring interests in specified financial assets and any activities incidental or necessary for that purpose. LBARC-WI entered into a Master
Purchase Agreement with the sponsor dated as of March 7, 2003, pursuant to which the sponsor agreed to sell, from time to time, to LBARC-WI, and LBARC-WI agreed to purchase, from time to time, from the sponsor, without recourse, all of the sponsor's right, title and interest in certain contracts.

                               THE ISSUING ENTITY

     Long Beach Acceptance Auto Receivables Trust 2006-A is a Delaware statutory trust formed by the depositor under a trust agreement between the depositor and the owner trustee to consummate the transactions described in this free writing prospectus.

                                      S-29

     The depositor will, on or prior to the closing date, transfer to the issuing entity an amount equal to $1,000 as initial capitalization of the trust.
In addition, the depositor shall pay organizational expenses of the trust as they may arise.

     The issuing entity will not engage in any activity other than:

     o    acquiring the contracts and its other assets and proceeds from its assets;

     o    issuing the notes, the Class C certificate which receive interest and cashflow released from the supplemental enhancement account and the
          Class R certificate which represents the residual interest in the issuing entity;

     o    making payments on the notes and the certificates;

     o    with the proceeds of the sale of the notes and the Class C certificate, funding the spread account, the pre-funding account and the supplemental enhancement account and paying the remaining balance to the depositor pursuant to the sale and servicing agreement;

     o    assigning the pledged assets to the indenture trustee pursuant to the indenture for the benefit of the insurer, the noteholders and the
          Class C certificateholder and holding, managing and distributing to the certificateholders pursuant to the terms of the sale and servicing agreement and the spread account agreement any portion of the pledged assets released from the lien of the indenture, as applicable;

     o    entering into and performing its obligations under the transaction documents to which it is a party;

     o    at the direction of the depositor and subject to the requirements of the trust agreement, entering into derivative contracts for the benefit of the Class R Certificateholder;

     o    engaging in such other activities as may be required in connection with conservation of the trust estate and making distributions to the certificateholders and the noteholders; and

     o    engaging in other activities that are necessary or suitable or convenient to accomplish these other activities.

     Modifications to the trust agreement, including the foregoing permissible activities, may be made by the depositor and the owner trustee, upon notice to the rating agencies and with the consent of the insurer and, in certain cases, the holders of the certificates and a majority of the notes, in all cases subject to the limitations set forth in the trust agreement.

     The issuing entity will use the proceeds from the initial sale of the notes and the Class C Certificates to purchase the contracts from the depositor and to fund the deposit in the pre-funding account and collateral accounts maintained for the benefit of the insurer and to fund the deposit in the supplemental enhancement account. In addition to the contracts, the issuing entity will own the trust property, described in "The Trust Property" below in this free writing prospectus. The issuing entity's fiscal year end will be December 31.

     The issuing entity may not, without the prior written consent of each certificateholder and the indenture trustee, (a) institute any proceedings to be adjudicated as bankrupt or insolvent, (b) consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consenting

                                      S-30

to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to it, (d) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the issuing entity or a substantial part of its property, (e) make any assignment for the benefit of the issuing entity's creditors, (f) admit in writing its inability to pay its debts generally as they become due; or (g) take any action in furtherance of any of the foregoing. In considering whether to give or withhold written consent to any of these actions by the issuing entity, the indenture trustee, with the consent of the certificateholders, shall consider the interest of the noteholders and the insurer in addition to the interests of the issuing entity and whether the issuing entity is insolvent. The indenture trustee shall have no duty to give written consent to any of these actions by the issuing entity if the indenture trustee shall not have been furnished a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the issuing entity is then insolvent. No certificateholder of the issuing entity has power to commence any bankruptcy actions on behalf of the issuing entity or to direct the indenture trustee to take any such actions on the part of the issuing entity. To the extent permitted by applicable law, the consent of the insurer and the trust collateral agent must be obtained prior to taking any bankruptcy action by the issuing entity.

     Furthermore, the issuing entity has structured this transaction so that the bankruptcy of the depositor will not result in the consolidation of the issuing entity's assets and liabilities with those of the depositor. The issuing entity has received a legal opinion, subject to various facts, assumptions and qualifications, opining that if the depositor or the sponsor was adjudged bankrupt, it would not be a proper exercise of a court's equitable discretion to disregard the separate corporate existence of the issuing entity and to require the consolidation of the issuing entity's assets and liabilities with those of the depositor or the sponsor, as appropriate. However, there can be no assurance that a court would not conclude that the assets and liabilities of the issuing entity should be consolidated with those of the depositor or sponsor, as appropriate.

     The issuing entity's principal offices are in Wilmington, Delaware, in care of Wilmington Trust Company.

                                THE OWNER TRUSTEE

     Wilmington Trust Company is a Delaware banking corporation with trust powers incorporated in 1903. Wilmington Trust Company's principal place of business is located at 1100 North Market Street, Wilmington, Delaware, 19890.
Wilmington Trust Company has served as owner trustee in numerous asset-backed securities transactions involving auto receivables

     Wilmington Trust Company is subject to various legal proceedings that arise from time to time in the ordinary course of business. Wilmington Trust Company does not believe that the ultimate resolution of any of these proceedings will have a materially adverse effect on its services as owner trustee.

     Wilmington Trust Company has provided the above information for purposes of complying with Regulation AB. Other than the above two paragraphs, Wilmington
Trust Company has not participated in the preparation of, and is not responsible for, any other information contained in this free writing prospectus.

     Pursuant to the trust agreement, the owner trustee will perform limited administration functions of the issuing entity including the execution and delivery of the transaction documents and any related certificate or other document to which the issuing entity is a party. The owner trustee will also direct the trustee to authenticate and deliver the notes and will be authorized but not obligated to take all other actions required of the issuing entity pursuant to the transaction documents.

                                      S-31

     The owner trustee's liability in connection with the issuance of the certificates and the issuance and sale of the notes is limited solely to the express obligations of the owner trustee detailed in the trust agreement.
"Description of the Transaction Documents--Trustees--Replacement of Owner
Trustee" in this free writing prospectus for information regarding the owner trustee's resignation, removal and replacement.

                              THE INDENTURE TRUSTEE

     Wells Fargo Bank, National Association will be the Indenture Trustee under the Indenture. Wells Fargo Bank, National Association is a national banking association and a wholly owned subsidiary of Wells Fargo & Company. Its corporate trust office is located at Wells Fargo Center, Sixth and Marquette
Avenue, Minneapolis, MN 55479, Attn: Asset Backed Securities Department. A
diversified financial services company with approximately $482 billion in assets, 23 million customers and 153,000 employees, Wells Fargo & Company provides banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank, National
Association provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Servicer and the
Depositor and their respective affiliates may maintain normal commercial banking relationships with the Indenture Trustee and its affiliates. The fees and expenses of the Indenture Trustee will be paid by the Issuing Entity pursuant to the Sale and Servicing Agreement.

     Wells Fargo Bank, National Association has provided corporate trust services since 1934. As of March 31, 2006, Wells Fargo Bank, National
Association was acting as trustee on more than 145 series of auto loan receivables backed securities with an original aggregate principal balance of approximately $65 billion.

                               THE TRUST PROPERTY

     The trust property will include, among other things, the following:

     o    a pool consisting primarily of "non-prime" contracts secured by new and used automobiles, sport utility vehicles, light duty trucks and vans;

     o    all monies received (i) from the initial contracts, after the close of business on the initial cutoff date and (ii) with respect to the subsequent contracts, after the close of business on the related subsequent cutoff dates;

     o    the security interests in the financed vehicles;

     o    the contract files;

     o    all rights to proceeds from claims and refunds of unearned premiums on insurance policies covering the financed vehicles or the obligors, including any vendor's single interest physical damage policy relating to the contracts in which the sponsor is the named insured and the trustee is an additional named insured;

     o    all rights to proceeds from debt cancellation coverage;

     o    all rights to proceeds from the liquidation of, and recoveries on the contracts;

     o    all rights to refunds under extended service contracts covering the financed vehicles;

                                      S-32

     o    the depositor's rights against dealers under agreements between the sponsor and the dealers;

     o    amounts that may be held in the lockbox accounts to the extent the amounts relate to the contracts;

     o    the bank accounts, including the supplemental enhancement account and the pre-funding account, opened in connection with this offering
          (other than the spread account) and the amounts on deposit in those accounts (other than investment earnings on amounts on deposit in the supplemental enhancement account and the pre-funding account);

     o    all rights to cause the sponsor to repurchase contracts from the trust pursuant to the purchase agreement;

     o    all of the issuing entity's rights under the transaction documents;
          and

     o    all proceeds from the items described above.

     The spread account will not be an asset of the trust, but will be established with the collateral agent for the benefit of the insurer and the trust collateral agent on behalf of the Class A noteholders. The spread account is designed to cover losses on the contract pool; however, the existence of the spread account should not be relied upon as a source of funds to pay the notes because the spread account funding requirements or the existence of the spread account may be amended, reduced or terminated by the depositor, the insurer and the trust collateral agent, without the consent of the noteholders.

     The initial contracts will be purchased by the depositor pursuant to the purchase agreement and will then be purchased by the issuing entity from the depositor pursuant to the sale and servicing agreement. The issuing entity will purchase subsequent contracts representing approximately 15.18% of the total contract pool and related property on or before July 16, 2006 with funds on deposit in the pre-funding account. The sponsor anticipates that at least
$15,000,000 of the amount on deposit in the pre-funding account will be used to acquire subsequent contracts on or prior to May 31, 2006. These subsequent contracts will be purchased by the depositor from the sellers pursuant to one or more subsequent transfer agreements.

     The trust property also will include an assignment of the depositor's rights against the sponsor for breaches of representations and warranties under the purchase agreement, with respect to the initial contracts, or the related subsequent transfer agreements, with respect to the subsequent contracts, or from failure of the sponsor to comply with the purchase agreement or the related subsequent transfer agreements, as applicable.

     The initial contracts were originated by dealers according to the sponsor's requirements, will be so assigned, and evidence the indirect financing made available to the obligors. The subsequent contracts were originated or will be originated by dealers according to the sponsor's requirements, will be so assigned, and evidence the indirect financing made available to the obligors.
Dealer agreements may provide for repurchase or recourse against the dealer in the event of a breach of a representation or warranty by the dealer.

     As of any date of determination, the pool balance represents the aggregate outstanding principal balance of the contracts as of the end of the preceding calendar month.

     Under the indenture, the issuing entity will grant a security interest in the trust property to the indenture trustee for the noteholders' benefit, for the Class C certificateholder's benefit and for the

                                      S-33

insurer's benefit in support of the obligations owed to the noteholders, the
Class C certificateholder and the insurer, respectively. Any proceeds of the security interest will be distributed according to the indenture. The insurer will be entitled to the payments only after payment of amounts owed to, among others, the Class A noteholders. The Class C certificateholder will be entitled to payments only after payment of amounts owed to, among others, the Class A noteholders and the insurer, in the order of priority described in this free writing prospectus.

     A contract's principal balance, as of any date, prior to that contract becoming a liquidated contract, is the sum of:

     (a)  the amount financed;

     minus

     (b)  the principal portion of all amounts received in respect of the contract on or prior to that date including any prepayments;

     minus

     (c)  any Cram Down Loss for the contract;

     minus

     (d)  the principal portion of any purchase amount the depositor or servicer must remit with respect to the contract.

     A contract's principal balance shall be reduced to zero as of the date on which that contract is deemed to be a liquidated contract by the servicer.

                                  THE CONTRACTS

GENERAL

     Contracts are originated by the sponsor by purchasing loans from automobile dealers. Most of the contracts were made to individuals with impaired credit due to factors, including:

     o    the manner in which these individuals have handled previous credit;

     o    the limited extent of their prior credit history; and/or

     o    their limited financial resources.

ELIGIBILITY CRITERIA

     The initial contracts included in the trust property were selected from the sponsor's portfolio of contracts according to several criteria, including the following criteria (measured as of the initial cutoff date, which is the close of business on April 30, 2006):

     (a)  each initial contract was originated, based on the address of the dealer, in the United States;

     (b)  each initial contract has an original maturity of not more than 78 months;

     (c)  each initial contract provides for level monthly payments which fully amortize the amount financed over the original term;

     (d)  each initial contract has a remaining maturity of not more than 77 months and not less than 3 months;

                                      S-34

     (e)  each initial contract has an outstanding principal balance of not more than approximately $70,828.23;

     (f)  each initial contract is not more than 29 days past due;

     (g)  each initial contract has an annual percentage rate (APR) of not less than 4.9000%;

     (h)  no obligor was in bankruptcy at the time of origination of the related initial contract nor has any obligor filed for bankruptcy since such time through the initial cutoff date, which bankruptcy has neither been discharged or dismissed, unless such initial contract was reaffirmed; and

     (i)  each initial contract has a scheduled maturity no later than September
          19, 2012.

THE SUBSEQUENT CONTRACTS

     During the funding periods, the sellers will sell the subsequent contracts to the depositor and the depositor will then sell them to the issuing entity.
The sponsor anticipates that at least $15,000,000 of the amount on deposit in the pre-funding account will be used to acquire subsequent contracts on or prior to May 31, 2006. The sponsor anticipates that the aggregate principal balance of the subsequent contracts as of the related subsequent cutoff dates will equal approximately $68,307,144. The depositor will forward to the sponsor the funds that it receives from the issuing entity for the subsequent contracts. The issuing entity will use the funds in the pre-funding account for the purpose of purchasing the subsequent contracts.

     No transfer of subsequent contracts to the issuing entity will be made unless:

     (a)  as of the related subsequent cutoff date, each subsequent contract and/or the subsequent financed vehicle related to that subsequent contract satisfy the contract eligibility criteria specified under
          "The Contracts" in this free writing prospectus in clauses (a) through
          (f) and (h) above regarding the initial contracts;

     (b)  so long as no insurer default shall have occurred and be continuing, the insurer has approved the transfer of the subsequent contracts to the issuing entity;

     (c)  neither the sponsor nor the depositor has selected the subsequent contracts in a manner that either of them believes is adverse to the interests of the insurer or the noteholders;

     (d)  the sponsor and the depositor deliver certain opinions of counsel regarding the validity of the subsequent contract transfer; and

     (e)  S&P confirms that the ratings on the notes will not be withdrawn or reduced because of the transfer of the subsequent contracts to the issuing entity.

     In addition, the issuing entity's obligation or right to purchase the subsequent contracts is subject to the condition that all of the contracts held by the issuing entity, including the subsequent contracts to be transferred, meet the following criteria (as verified by a firm of independent accountants)
after the transfer of the subsequent contracts:

     (a)  the contracts' weighted average annual percentage rate is not less than 11.80%;

     (b)  the contracts' weighted average remaining term is not greater than 67 months; and

                                      S-35

     (c)  not more than 45% of the obligors on the contracts reside in
          California, not more than 16% of the obligors on the contracts reside in Florida and not more than 15% of the obligors on the contracts reside in Arizona.

     In calculating the criteria set forth in clauses (a) and (b), the cutoff date that will be used for the initial contracts is the initial cutoff date and the cutoff date that will be used for the subsequent contracts is the related subsequent cutoff date.

     The criteria in clause (c) will be based on the obligor's mailing addresses on:

          o    the initial cutoff date for the obligors on the initial
               contracts; and

          o    the related subsequent cutoff dates for the obligors on the subsequent contracts.

     Following the transfer of subsequent contracts to the issuing entity, the aggregate characteristics of the entire pool of contracts held by the issuing entity may vary from the initial pool of contracts, but no such variation will be material, in the following respects:

          o    geographic distribution of the contracts;

          o    distribution by remaining principal balance;

          o    distribution by of the contracts secured by new and used
               vehicles;

          o    distribution by APR and adjusted APR;

          o    distribution by contract date;

          o    distribution by loan age;

          o    distribution by remaining term;

          o    distribution by manufacturer and model year;

          o    distribution by loan-to-value ratio;

          o    distribution by FICO score; and

          o    distribution by historical delinquencies (30, 60 and 90 days).

     In the month immediately following the end of the final funding period, the issuing entity will file the final pool composition, as of the related cutoff dates, with the SEC on Form 10-D.

COMPOSITION

     The statistical information presented in this free writing prospectus is based on the initial contracts as of the initial cutoff date, which is the close of business on April 30, 2006. As of the initial cutoff date, the initial contracts have an aggregate principal balance of approximately $381,692,856.

     The composition, distribution by APR, distribution by adjusted APR, distribution by contract date, distribution by loan age, distribution by remaining principal balance, distribution by remaining term, distribution by manufacturer, distribution by model year, geographic distribution, distribution by loan-to-

                                      S-36

value ratio, distribution by FICO score and distribution by historical 30-, 60-
and 90-day delinquencies as of the initial cutoff date are set forth in the following tables. The sum of the columns below may not equal the total indicated
due to rounding.

                      COMPOSITION OF THE INITIAL CONTRACTS
                          AS OF THE INITIAL CUTOFF DATE

  Weighted        Aggregate       Number of   Weighted Average   Weighted Average   Average Principal
Average APR   Principal Balance   Contracts    Remaining Term      Original Term         Balance
-----------   -----------------   ---------   ----------------   ----------------   -----------------

  11.8435%       $381,692,856       19,606           65                 69              $19,468.17

                  DISTRIBUTION OF THE INITIAL CONTRACTS BY APR
                          AS OF THE INITIAL CUTOFF DATE
                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
           APR RANGE             CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
 4.900% -  5.000%.............          2    $     58,051.15        0.02%
 5.001% -  6.000%.............        228       4,362,154.27        1.14
 6.001% -  7.000%.............        924      18,799,667.36        4.93
 7.001% -  8.000%.............      1,313      27,294,295.39        7.15
 8.001% -  9.000%.............      1,738      36,476,346.41        9.56
 9.001% - 10.000%.............      2,134      45,062,897.04       11.81
10.001% - 11.000%.............      1,881      39,201,379.87       10.27
11.001% - 12.000%.............      1,923      40,544,029.80       10.62
12.001% - 13.000%.............      2,199      44,849,893.83       11.75
13.001% - 14.000%.............      1,947      39,457,591.01       10.34
14.001% - 15.000%.............      1,731      32,575,856.24        8.53
15.001% - 16.000%.............      1,287      22,239,487.19        5.83
16.001% - 17.000%.............        928      14,407,541.20        3.77
17.001% - 18.000%.............        673       8,900,733.64        2.33
18.001% - 19.000%.............        335       3,932,720.39        1.03
19.001% - 20.000%.............        194       2,120,123.25        0.56
20.001% - 21.000%.............        158       1,347,225.65        0.35
21.001% - 22.000%.............          9          54,776.27        0.01
22.001% - 23.000%.............          1           4,725.76        0.00
23.001% - 23.950%.............          1           3,360.70        0.00
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-37

            DISTRIBUTION OF THE INITIAL CONTRACTS BY ADJUSTED APR(1)
                          AS OF THE INITIAL CUTOFF DATE

                                                                PERCENTAGE
                                                AGGREGATE      OF AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
     ADJUSTED APR RANGE          CONTRACTS       BALANCE        BALANCE(2)
------------------------------   ---------   ---------------   ------------
4.900% - 5.000% ..............          2    $     58,051.15        0.02%
5.001% - 6.000% ..............        228       4,362,154.27        1.14
6.001% - 7.000% ..............        924      18,799,667.36        4.93
7.001% - 8.000% ..............      1,313      27,294,295.39        7.15
8.001% - 9.000% ..............      1,738      36,476,346.41        9.56
9.001% - 10.000% .............      2,134      45,062,897.04       11.81
10.001% - 11.000% ............      1,881      39,201,379.87       10.27
11.001% - 12.000% ............      1,923      40,544,029.80       10.62
12.001% - 13.000% ............      2,199      44,849,893.83       11.75
13.001% - 14.000% ............      1,947      39,457,591.01       10.34
14.001% - 15.000% ............      1,731      32,575,856.24        8.53
15.001% - 16.000% ............      1,287      22,239,487.19        5.83
16.001% - 17.000% ............        928      14,407,541.20        3.77
17.001% - 18.000% ............        673       8,900,733.64        2.33
18.001% - 19.000% ............        335       3,932,720.39        1.03
19.001% - 20.000% ............        194       2,120,123.25        0.56
20.001% - 21.000% ............        158       1,347,225.65        0.35
21.001% - 22.000% ............          9          54,776.27        0.01
22.001% - 23.000% ............          1           4,725.76        0.00
23.001% - 23.950% ............          1           3,360.70        0.00
                                   ------    ---------------      ------
TOTAL ........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Adjusted APR is the annual percentage rate of a contract reduced by the annualized rate corresponding to any applicable monthly dealer participation fees.

(2)  Percentages may not sum to 100.00% because of rounding.

                                      S-38

                      DISTRIBUTION OF THE INITIAL CONTRACTS
                  BY LOAN AGE(1) AS OF THE INITIAL CUTOFF DATE

                                                                PERCENTAGE
                                                AGGREGATE      OF AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
RANGE OF LOAN AGES (MONTHS)(1)   CONTRACTS       BALANCE        BALANCE(2)
------------------------------   ---------   ---------------   ------------
0 ............................      3,978    $ 81,922,238.02       21.46%
1 ............................      3,722      76,777,724.88       20.12
2 ............................      3,233      67,875,713.02       17.78
3 ............................      2,694      55,569,089.75       14.56
4-6 ..........................      4,406      90,270,839.21       23.65
7 OR MORE ....................      1,573       9,277,251.54        2.43
                                   ------    ---------------      ------
TOTAL ........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Loan age represents the number of months since the first scheduled payment date, including such first scheduled payment date.

(2)  Percentages may not sum to 100.00% because of rounding.

                    DISTRIBUTION OF THE INITIAL CONTRACTS BY
                           REMAINING PRINCIPAL BALANCE
                          AS OF THE INITIAL CUTOFF DATE

                                                                PERCENTAGE
                                                AGGREGATE      OF AGGREGATE
 RANGE OF REMAINING PRINCIPAL    NUMBER OF      PRINCIPAL        PRINCIPAL
           BALANCES              CONTRACTS       BALANCE        BALANCE(1)
------------------------------   ---------   ---------------   ------------
$1,504 - $2,500 ..............        233    $    500,129.02        0.13%
$2,501 - $5,000 ..............        618       2,260,219.92        0.59
$5,001 - $7,500 ..............        807       5,089,626.81        1.33
$7,501 - $10,000 .............      1,120       9,831,782.39        2.58
$10,001 - $12,500 ............      1,437      16,299,891.33        4.27
$12,501 - $15,000 ............      1,760      24,250,559.52        6.35
$15,001 - $17,500 ............      2,108      34,306,298.88        8.99
$17,501 - $20,000 ............      2,389      44,773,161.48       11.73
$20,001 - $22,500 ............      2,275      48,285,046.66       12.65
$22,501 - $25,000 ............      2,014      47,734,309.15       12.51
$25,001 - $27,500 ............      1,586      41,545,235.82       10.88
$27,501 - $30,000 ............      1,182      33,881,561.59        8.88
$30,001 - $35,000 ............      1,338      43,050,422.80       11.28
GREATER THAN $35,000 .........        739      29,884,611.05        7.83
                                   ------    ---------------      ------
TOTAL ........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-39

             DISTRIBUTION OF THE INITIAL CONTRACTS BY REMAINING TERM
                          AS OF THE INITIAL CUTOFF DATE

                                                                PERCENTAGE
                                                AGGREGATE      OF AGGREGATE
   RANGE OF REMAINING TERM       NUMBER OF      PRINCIPAL        PRINCIPAL
           (MONTHS)              CONTRACTS       BALANCE        BALANCE(1)
------------------------------   ---------   ---------------   ------------
3 - 6 ........................        247    $    643,947.30        0.17%
7 - 12 .......................        573       2,175,995.25        0.57
13 - 18 ......................        264       1,832,038.87        0.48
19 - 24 ......................        504       4,349,896.47        1.14
25 - 30 ......................         39         374,390.30        0.10
31 - 36 ......................        341       3,046,127.01        0.80
37 - 42 ......................         69         692,682.16        0.18
43 - 48 ......................        691       7,626,820.31        2.00
49 - 54 ......................        173       2,352,654.17        0.62
55 - 60 ......................      3,854      62,429,057.68       16.36
61 - 66 ......................      1,116      20,371,019.54        5.34
67 - 72 ......................     11,725     275,528,715.06       72.19
73 - 77 ......................         10         269,512.30        0.07
                                   ------    ---------------      ------
TOTAL ........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-40

              DISTRIBUTION OF THE INITIAL CONTRACTS BY MANUFACTURER
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
         MANUFACTURER            CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
ACURA.........................         88    $  1,642,063.56        0.43%
AM GENERAL....................         57       1,987,469.36        0.52
AUDI..........................         43         863,301.15        0.23
BMW...........................        139       3,296,272.39        0.86
BUICK.........................        128       2,175,187.61        0.57
CADILLAC......................        187       4,530,425.06        1.19
CHEVROLET.....................      3,570      73,963,228.38       19.38
CHRYSLER......................        812      16,037,506.97        4.20
DAEWOO........................          3          11,669.53        0.00
DODGE.........................      2,045      40,534,079.01       10.62
FORD..........................      3,311      64,212,788.76       16.82
GMC...........................        633      13,608,507.11        3.57
HONDA.........................        771      12,772,873.10        3.35
HYUNDAI.......................        567       9,573,646.76        2.51
INFINITI......................        118       2,831,860.57        0.74
ISUZU.........................         84       1,363,997.84        0.36
JAGUAR........................         64       1,362,583.91        0.36
JEEP..........................        538       9,435,201.18        2.47
KIA...........................        614      10,505,382.19        2.75
LAND ROVER....................         37         711,995.37        0.19
LEXUS.........................        137       2,937,075.35        0.77
LINCOLN.......................        185       4,101,905.37        1.07
MAZDA.........................        385       6,485,656.63        1.70
MERCEDES......................        329       8,801,045.79        2.31
MERCURY.......................        116       1,679,775.39        0.44
MITSUBISHI....................        161       2,109,143.05        0.55
NISSAN........................      1,897      38,453,032.59       10.07
OLDSMOBILE....................         49         469,719.32        0.12
PLYMOUTH......................         22          64,024.53        0.02
PONTIAC.......................        364       5,810,587.62        1.52
PORSCHE.......................         16         456,230.14        0.12
SAAB..........................         13         267,179.80        0.07
SATURN........................        101       1,277,405.09        0.33
SUBARU........................         47         832,010.10        0.22
SUZUKI........................        125       1,968,747.70        0.52
TOYOTA........................      1,584      29,868,788.59        7.83
VOLKSWAGEN....................        183       3,036,700.07        0.80
VOLVO.........................         83       1,653,789.48        0.43
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-41

     DISTRIBUTION OF THE INITIAL CONTRACTS BY MODEL YEAR OF FINANCED VEHICLE
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
          MODEL YEAR             CONTRACTS      BALANCE(1)       BALANCE(1)
------------------------------   ---------   ---------------   -------------
1992..........................          1    $      5,187.36        0.00%
1994..........................          6          38,822.86        0.01
1995..........................         26         116,380.94        0.03
1996..........................         66         264,617.30        0.07
1997..........................        177         891,866.09        0.23
1998..........................        471       2,764,236.82        0.72
1999..........................        596       4,739,938.11        1.24
2000..........................        752       8,066,874.07        2.11
2001..........................      1,282      16,617,044.89        4.35
2002..........................      1,898      31,437,012.04        8.24
2003..........................      2,421      47,501,868.17       12.45
2004..........................      2,240      46,033,818.99       12.06
2005..........................      3,904      83,684,669.85       21.92
2006..........................      5,609     135,447,501.06       35.49
2007..........................        157       4,083,017.87        1.07
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
           STATE(1)              CONTRACTS       BALANCE         BALANCE(2)
------------------------------   ---------   ---------------   -------------
CALIFORNIA....................      8,011    $159,472,169.93       41.78%
FLORIDA.......................      2,472      49,708,979.59       13.02
ARIZONA.......................      2,203      43,854,512.56       11.49
NEVADA........................      1,176      24,208,817.22        6.34
TEXAS.........................      1,017      19,901,199.50        5.21
GEORGIA.......................        794      16,657,115.24        4.36
NORTH CAROLINA................        596      11,774,909.84        3.08
COLORADO......................        618      10,791,990.35        2.83
SOUTH CAROLINA................        366       7,019,873.33        1.84
WASHINGTON....................        304       5,589,053.88        1.46
MISSOURI......................        277       5,248,682.01        1.38
MARYLAND......................        227       4,312,798.46        1.13
NEW JERSEY....................        276       4,055,187.66        1.06
ALL OTHERS (20).............      1,269      19,097,566.85        5.00
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Based upon address of the dealer.

(2)  Percentages may not sum to 100.00% because of rounding.

                                      S-42

          DISTRIBUTION OF THE INITIAL CONTRACTS BY LOAN-TO-VALUE RATIO
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
 RANGE OF LOAN-TO-VALUE RATIOS   CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
      <=  50.00...............        312    $  3,067,524.67        0.80%
 50.01 -  75.00...............      1,207      18,060,660.90        4.73
 75.01 -  80.00...............        458       7,853,714.15        2.06
 80.01 -  85.00...............        598      10,862,536.94        2.85
 85.01 -  90.00...............        791      15,213,714.76        3.99
 90.01 -  95.00...............      1,007      19,828,285.49        5.19
 95.01 - 100.00...............      1,364      27,435,358.13        7.19
100.01 - 105.00...............      1,545      31,086,821.36        8.14
105.01 - 110.00...............      1,698      34,878,118.33        9.14
110.01 - 115.00...............      1,688      34,425,328.49        9.02
115.01 - 120.00...............      1,761      36,398,963.21        9.54
120.01 - 125.00...............      1,633      33,235,585.30        8.71
125.01 - 130.00...............      1,597      31,971,250.79        8.38
130.01 - 135.00...............      1,474      29,350,436.37        7.69
135.01 - 140.00...............      1,243      24,331,020.72        6.37
140.01 - 145.00...............        660      13,217,463.51        3.46
145.01 - 150.00...............        303       5,936,264.76        1.56
150.01 - 174.87...............        267       4,539,808.54        1.19
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-43

               DISTRIBUTION OF THE INITIAL CONTRACTS BY FICO SCORE
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
     RANGE OF FICO SCORES        CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
NOT AVAILABLE.................         91    $    970,997.42        0.25%
395 - 400.....................          1          28,628.70        0.01
401 - 425.....................          1          20,519.24        0.01
426 - 450.....................         11         259,344.55        0.07
451 - 475.....................         21         371,232.77        0.10
476 - 500.....................         75       1,002,221.99        0.26
501 - 525.....................        130       1,949,838.83        0.51
526 - 550.....................        434       7,204,250.81        1.89
551 - 575.....................      1,337      25,621,130.56        6.71
576 - 600.....................      2,736      53,826,776.28       14.10
601 - 625.....................      3,840      75,002,842.08       19.65
626 - 650.....................      3,665      73,486,430.65       19.25
651 - 675.....................      2,919      59,080,858.72       15.48
676 - 700.....................      1,803      36,345,090.67        9.52
701 - 725.....................        969      18,695,120.61        4.90
726 - 750.....................        522       9,634,747.29        2.52
751 - 775.....................        381       6,900,413.28        1.81
776 - 800.....................        310       5,412,434.41        1.42
GREATER THAN 800..............        360       5,879,977.56        1.54
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-44

    DISTRIBUTION OF THE INITIAL CONTRACTS BY HISTORICAL 30-DAY DELINQUENCIES
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
 TIMES 30 DAYS DELINQUENT EVER   CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
 0............................     19,311    $379,607,365.81       99.45%
 1............................        152       1,140,693.98        0.30
 2 ...........................         56         401,321.72        0.11
 3 ...........................         31         187,189.65        0.05
 4............................         23         159,367.98        0.04
 5............................         12          65,280.10        0.02
 6 ...........................          8          40,140.88        0.01
 7............................          6          34,707.13        0.01
 8............................          2          17,065.45        0.00
10............................          1           4,936.09        0.00
12............................          2          24,976.22        0.01
14............................          1           5,411.18        0.00
21............................          1           4,400.23        0.00
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

    DISTRIBUTION OF THE INITIAL CONTRACTS BY HISTORICAL 60-DAY DELINQUENCIES
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
 TIMES 60 DAYS DELINQUENT EVER   CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
0.............................     19,561    $381,431,638.02       99.93%
1.............................         30         151,448.46        0.04
2.............................          5          44,332.77        0.01
3.............................          8          60,818.70        0.02
4.............................          1           2,111.74        0.00
6.............................          1           2,506.73        0.00
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-45

    DISTRIBUTION OF THE INITIAL CONTRACTS BY HISTORICAL 90-DAY DELINQUENCIES
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
 TIMES 90 DAYS DELINQUENT EVER   CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
0.............................     19,602    $381,656,081.11       99.99%
1.............................          1          10,182.88        0.00
3.............................          1           5,913.65        0.00
4.............................          1           7,990.40        0.00
8.............................          1          12,688.38        0.00
                                   ------    ---------------      ------
TOTAL.........................     19,606    $381,692,856.42      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-46

     All of the contracts require the obligor to pay:

     o    a specified total amount of payments;

     o    in substantially equal monthly installments on each due date.

     Each obligor's total amount of payments equals the amount financed plus interest for the contract's term. The interest charges on the contracts are determined either by the simple interest method or by adding a precomputed interest charge to the contract as of its origination date.

     Under a simple interest contract, the amount of an obligor's fixed level installment payment allocated to interest is equal to the product of the fixed interest rate on the loan, typically the APR, multiplied by the unpaid principal amount financed of such contract multiplied by the elapsed time period, expressed as a fraction of a year, since the preceding loan payment. The obligor's remaining payment amount is allocated to reduce the principal amount financed. The issuing entity will account for all contracts, including simple interest contracts and precomputed contracts, as if those contracts amortized under the simple interest method.

     The sponsor and the depositor each will make representations and warranties regarding the contracts pursuant to the purchase agreement and the sale and servicing agreement respectively. These representations and warranties pertain to specific aspects of the contracts including the origination of the contracts, the obligors of the contracts, the accuracy and legality of the records, computer tapes and schedules containing information regarding the contracts, the financed vehicles securing the contracts, the security interests in the contracts granted to the depositor, issuing entity and the trust collateral agent, specific characteristics of the contracts and others. Upon the breach of one of these representations or warranties by the sponsor or the depositor, each party's repurchase obligation will be triggered under the applicable transaction document.

                                      S-47

YIELD AND PREPAYMENT CONSIDERATIONS

     Obligors may prepay their respective contract at any time. If an obligor prepays a contract, the actual weighted average life of the contracts may be shorter than the scheduled weighted average life. These prepayments include:

     o    prepayments in full;

     o    partial prepayments;

     o    repurchases of contracts due to breaches of certain representations and warranties of the sponsor with respect to the contracts and, while the sponsor is acting as servicer, for certain breaches of the servicer's obligations under the servicing agreement;

     o    liquidations due to default;

     o    proceeds (including rebates and refunds of unearned premiums) from physical damage, credit life, credit accident and health insurance policies;

     o    proceeds from debt cancellation coverage; and

     o    refunds of the costs of extended service contracts.

     Weighted average life means the average amount of time during which each dollar of principal on a contract is outstanding.

     The prepayment rate on the contracts may be influenced by a variety of economic, social and other factors, including the fact that an obligor may not sell or transfer the financed vehicle without the servicer's consent. The prepayment rate on the contracts may also be affected by the type of obligor, the type of financed vehicle and servicing decisions. The servicer believes that the actual prepayment rate will result in the contracts having a substantially shorter weighted average life than their scheduled weighted average life.

     The rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, on the contracts' principal balances and possible mandatory redemptions on the payment date immediately following the end of each funding period. As a result, final payment of any class of notes could occur significantly earlier than that class' final scheduled payment date.
Noteholders will bear any reinvestment risk resulting from the early payment on the notes.

     To the extent that any notes are purchased at a premium or a discount, such notes will be sensitive to the rate of prepayments on the contracts. A faster than anticipated rate of prepayments on the contracts could result in a yield to investors in notes purchased at a premium that is lower than the anticipated yield. Conversely, a slower than anticipated rate of prepayments on the contracts could result in a yield to investors in notes purchased at a discount that is lower than the anticipated yield.

                   WEIGHTED AVERAGE LIVES OF THE CLASS A NOTES

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this free writing prospectus, the Absolute Prepayment
Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool

                                      S-48

of contracts originally containing 10,000 contracts, a 1.25% ABS rate means that
125 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts transferred to the issuing entity.

     As the rate of payment of principal of each class of Class A Notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of Class A Notes could occur significantly earlier than its final scheduled payment date. Reinvestment risk associated with early payment of the Class A Notes of any class will be borne exclusively by the holders of those notes.

     The tables captioned "Percent of Initial Note Principal Amount at Various
ABS Percentages" are referred to as the ABS Tables and have been prepared on the basis of the characteristics of the contracts, with an assumed original aggregate principal balance of $381,692,856.42. The ABS Tables assume that:

     o    the contracts prepay in full at the specified constant percentage of
          ABS monthly, with no defaults, losses, sales of delinquent loans or repurchases and include 30 days' interest thereon;

     o    the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

     o    payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month);

     o    all monthly fees are paid in the priority described in this free writing prospectus under the heading "Description of the Transaction
          Documents--Distributions--Payment Date Payments";

     o    the interest rate on the Class C certificate is equal to 5.00% per annum;

     o    a Class A-1 note rate of 5.168%, a Class A-2 note rate of 5.353%, a
          Class A-3 note rate of 5.390% and a Class A-4 note rate of 5.475%;

     o    approximately $15,000,000 of the pre-funded amount will be used to purchase subsequent contracts during the month of May 2006 and the remaining pre-funded amount will be used to purchase subsequent contracts during the month of June 2006;

     o    the amounts on deposit in the spread account accrue interest at 3.00%;

     o    the servicing, indenture trustee, custodian and back-up servicer fee rate and the premium rate payable to the Insurer is expected to be
          1.968%;

     o    the Class R certificateholder exercises its optional redemption right, unless otherwise indicated; and

     o    a closing date of May 16, 2006.

     The ABS Tables indicate the projected weighted average life of each class of Class A Notes and set forth the percentage of the initial principal amount of each class of Class A Notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Tables also assume that the contracts have been aggregated into six hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled payment for each pool, which is based on the aggregate principal balance, annual percentage rate, original term to maturity and remaining term to maturity as of the related cutoff date will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                      S-49

INITIAL CONTRACTS

        Total Current                      Original Term   Remaining Term
Pool     Balance ($)    Gross Coupon (%)      (months)        (months)
----   --------------   ----------------   -------------   --------------
1       85,108,318.59       11.83831             61              59
2       11,838,657.98       12.15825             44              42
3      275,798,227.36       11.72025             72              70
4        8,947,652.49       15.27559             68              16

SUBSEQUENT CONTRACTS

       Months Pre-Funded   Total Current                      Original Term   Remaining Term
Pool        (months)        Balance ($)    Gross Coupon (%)      (months)        (months)
----   -----------------   -------------   ----------------   -------------   --------------

5              1           15,000,000.00       11.76112            68               68
6              2           53,307,143.58       11.76112            68               68

     The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within the hypothetical pools could produce slower or faster principal payments than indicated in the ABS
Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial principal amounts outstanding over time and the weighted average life of each class of Class A Notes.

                                      S-50

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                           CLASS A-1 NOTES(1)
                                 -------------------------------------
PAYMENT DATE                     1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
Closing Date..................     100     100     100     100     100
June 15, 2006.................      87      85      84      73      72
July 15, 2006.................      73      70      67      57      55
August 15, 2006...............      58      53      48      39      35
September 15, 2006............      43      37      30      21      15
October 15, 2006..............      28      20      12       3       0
November 15, 2006.............      13       4       0       0       0
December 15, 2006.............       0       0       0       0       0
Weighted   Average  Life  to
   Maturity (Years) (2)(3)....    0.33    0.31    0.28    0.24    0.23
Weighted   Average  Life  to
   Call (Years) (2)(4)........    0.33    0.31    0.28    0.24    0.23

(1) The final scheduled payment date is the May 2007 payment date; payment of interest and principal in full of the Class A-1 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3) This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4) This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-51

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-2 NOTES (1)
                                 -------------------------------------
PAYMENT DATE                     1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
Closing Date..................     100     100     100     100     100
June 15, 2006.................     100     100     100     100     100
July 15, 2006.................     100     100     100     100     100
August 15, 2006...............     100     100     100     100     100
September 15, 2006............     100     100     100     100     100
October 15, 2006..............     100     100     100     100      98
November 15, 2006.............     100     100      97      92      87
December 15, 2006.............      99      94      88      82      77
January 15, 2007..............      91      85      79      72      67
February 15, 2007.............      83      76      70      63      57
March 15, 2007................      75      68      62      54      47
April 15, 2007................      68      60      53      44      37
May 15, 2007..................      60      51      45      35      27
June 15, 2007.................      52      44      37      27      18
July 15, 2007.................      45      36      29      18       9
August 15, 2007...............      38      28      21      10       1
September 15, 2007............      31      22      14       3       0
October 15, 2007..............      25      16       8       0       0
November 15, 2007.............      20      10       2       0       0
December 15, 2007.............      14       4       0       0       0
January 15, 2008..............       9       0       0       0       0
February 15, 2008.............       4       0       0       0       0
March 15, 2008................       0       0       0       0       0
Weighted Average Life to
   Maturity (Years) (2)(3)....    1.18    1.07    1.00    0.91    0.85
Weighted Average Life to
   Call (Years) (2)(4)........    1.18    1.07    1.00    0.91    0.85

(1) The final scheduled payment date is the November 2009 payment date; payment of interest and principal in full of the Class A-2 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3) This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4) This calculation assumes that the Class R Certificateholder exercises its option to purchase the c ontracts.

                                      S-52

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-3 NOTES (1)
                                 -------------------------------------
PAYMENT DATE                     1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
Closing Date..................     100     100     100     100     100
June 15, 2006.................     100     100     100     100     100
July 15, 2006.................     100     100     100     100     100
August 15, 2006...............     100     100     100     100     100
September 15, 2006............     100     100     100     100     100
October 15, 2006..............     100     100     100     100     100
November 15, 2006.............     100     100     100     100     100
December 15, 2006.............     100     100     100     100     100
January 15, 2007..............     100     100     100     100     100
February 15, 2007.............     100     100     100     100     100
March 15, 2007................     100     100     100     100     100
April 15, 2007................     100     100     100     100     100
May 15, 2007..................     100     100     100     100     100
June 15, 2007.................     100     100     100     100     100
July 15, 2007.................     100     100     100     100     100
August 15, 2007...............     100     100     100     100     100
September 15, 2007............     100     100     100     100      89
October 15, 2007..............     100     100     100      94      78
November 15, 2007.............     100     100     100      83      66
December 15, 2007.............     100     100      93      72      54
January 15, 2008..............     100      97      83      61      43
February 15, 2008.............     100      88      73      51      32
March 15, 2008................      97      79      64      41      21
April 15, 2008................      89      70      54      31      11
May 15, 2008..................      81      61      45      21       1
June 15, 2008.................      72      52      36      11       0
July 15, 2008.................      64      44      27       2       0
August 15, 2008...............      56      35      19       0       0
September 15, 2008............      49      27      10       0       0
October 15, 2008..............      41      19       2       0       0
November 15, 2008.............      33      11       0       0       0
December 15, 2008.............      26       4       0       0       0
January 15, 2009..............      18       0       0       0       0
February 15, 2009.............      11       0       0       0       0
March 15, 2009................       4       0       0       0       0
April 15, 2009................       0       0       0       0       0

                                      S-53

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-3 NOTES (1)
                                 -------------------------------------
PAYMENT DATE                     1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
Weighted Average Life to
   Maturity (Years) (2)(3)....    2.37    2.15    2.00    1.80    1.66
Weighted Average Life to
   Call (Years) (2)(4)........    2.37    2.15    2.00    1.80    1.66

(1) The final scheduled payment date is the December 2010 payment date; payment of interest and principal in full of the Class A-3 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3) This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4) This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-54

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-4 NOTES (1)
                                 -------------------------------------
         PAYMENT DATE            1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
Closing Date..................    100     100     100     100     100
June 15, 2006.................    100     100     100     100     100
July 15, 2006.................    100     100     100     100     100
August 15, 2006...............    100     100     100     100     100
September 15, 2006............    100     100     100     100     100
October 15, 2006..............    100     100     100     100     100
November 15, 2006.............    100     100     100     100     100
December 15, 2006.............    100     100     100     100     100
January 15, 2007..............    100     100     100     100     100
February 15, 2007.............    100     100     100     100     100
March 15, 2007................    100     100     100     100     100
April 15, 2007................    100     100     100     100     100
May 15, 2007..................    100     100     100     100     100
June 15, 2007.................    100     100     100     100     100
July 15, 2007.................    100     100     100     100     100
August 15, 2007...............    100     100     100     100     100
September 15, 2007............    100     100     100     100     100
October 15, 2007..............    100     100     100     100     100
November 15, 2007.............    100     100     100     100     100
December 15, 2007.............    100     100     100     100     100
January 15, 2008..............    100     100     100     100     100
February 15, 2008.............    100     100     100     100     100
March 15, 2008................    100     100     100     100     100
April 15, 2008................    100     100     100     100     100
May 15, 2008..................    100     100     100     100     100
June 15, 2008.................    100     100     100     100      94
July 15, 2008.................    100     100     100     100      87
August 15, 2008...............    100     100     100      95      80
September 15, 2008............    100     100     100      89      74
October 15, 2008..............    100     100     100      83      67
November 15, 2008.............    100     100      96      77      60
December 15, 2008.............    100     100      90      71      54
January 15, 2009..............    100      97      85      65      48
February 15, 2009.............    100      92      80      60      42
March 15, 2009................    100      87      74      54      37
April 15, 2009................     98      83      69      49      31
May 15, 2009..................     93      78      64      44      26
June 15, 2009.................     89      73      59      39      21
July 15, 2009.................     84      68      54      34      17
August 15, 2009...............     80      63      50      29      12
September 15, 2009............     75      58      45      25       8
October 15, 2009..............     70      54      41      21       4
November 15, 2009.............     66      50      37      17       4
December 15, 2009.............     62      46      33      13       2
January 15, 2010..............     58      42      29      10       1
February 15, 2010.............     54      38      26       7       1
March 15, 2010................     50      34      22       4       0
April 15, 2010................     46      31      19       4       0
May 15, 2010..................     42      28      16       2       0
June 15, 2010.................     39      25      13       1       0
July 15, 2010.................     35      21      10       1       0
August 15, 2010...............     32      19       8       0       0
September 15, 2010............     29      16       6       0       0
October 15, 2010..............     26      13       4       0       0

                                      S-55

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-4 NOTES (1)
                                 -------------------------------------
         PAYMENT DATE            1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
November 15, 2010.............      23      11       4       0       0
December 15, 2010.............      20       9       3       0       0
January 15, 2011..............      17       7       2       0       0
February 15, 2011.............      15       5       1       0       0
March 15, 2011................      12       4       1       0       0
April 15, 2011................      10       4       0       0       0
May 15, 2011..................       8       4       0       0       0
June 15, 2011.................       7       3       0       0       0
July 15, 2011.................       5       2       0       0       0
August 15, 2011...............       4       1       0       0       0
September 15, 2011............       4       1       0       0       0
October 15, 2011..............       4       0       0       0       0
November 15, 2011.............       3       0       0       0       0
December 15, 2011.............       2       0       0       0       0
January 15, 2012..............       1       0       0       0       0
February 15, 2012.............       1       0       0       0       0
March 15, 2012................       0       0       0       0       0
Weighted Average Life to
   Maturity (Years) (2)(3)....    3.97    3.64    3.37    2.99    2.72
Weighted Average Life to
   Call (Years) (2)(4)........    3.81    3.49    3.23    2.88    2.64

(1) The final scheduled payment date is the May 2013 payment date; payment of interest and principal in full of the Class A-4 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3) This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4) This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-56

                                   THE INSURER

     The following information has been obtained from Financial Security
Assurance Inc. (hereinafter in this section, "Financial Security") and has not been verified by the sellers, the depositor, the sponsor, the issuing entity or the underwriters. No representations or warranty is made by the sellers, the depositor, the sponsor, the issuing entity or the underwriters with respect thereto.

     Financial Security accepts no responsibility for the accuracy or completeness of this free writing prospectus, the prospectus, or any other information or disclosure contained herein or therein, or omitted herefrom or therefrom, other than with respect to the accuracy of the information regarding the insurer and its affiliates set forth under this heading or incorporated by reference herein. In addition, Financial Security makes no representation regarding the notes or the advisability of investing in the notes.

GENERAL

     Financial Security is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the
District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.

     Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets and obligations under credit default swaps. Financial guaranty insurance provides a guaranty of scheduled payments on an issuer's obligations -- thereby enhancing the credit rating of those obligations -- in consideration for the payment of a premium to the insurer.
Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal obligations. Asset-backed obligations are typically supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value.
Collateralized obligations include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal obligations include general obligation bonds, special revenue bonds and other special obligations of state and local governments. Obligations may be insured on a funded basis through insurance of bonds or other securities or on an unfunded basis through insurance of credit default swaps referencing one or more bonds or other obligations (with or without a deductible or other provision for loss reduction). Financial
Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial
Security's underwriting criteria.

     Financial Security is a wholly-owned subsidiary of Financial Security
Assurance Holdings Ltd., which is referred to in this free writing prospectus as
"Holdings." Holdings is an indirect subsidiary of Dexia S.A., a publicly held
Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in
France, Belgium and other European countries. No shareholder of Holdings or
Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

     The principal executive offices of Financial Security are located at 31
West 52nd Street, New York, New York 10019, and its telephone number at that location is (212) 826-0100.

                                      S-57

REINSURANCE

     Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

RATINGS

     Financial Security's financial strength is rated "triple-A" by Fitch
Ratings, Moody's Investors Service, Inc., and Standard & Poor's Ratings
Services. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies. See
"Risk Factors -- Ratings on the Class A Notes are dependent upon the insurer's creditworthiness" herein.

CAPITALIZATION

     The following table derived from audited financial statements sets forth the capitalization of Financial Security and its subsidiaries as of December 31,
2005 (audited), on the basis of accounting principles generally accepted in the
United States of America:

                                                                                     DECEMBER 31, 2005
                                                                                     -----------------

                                                                                       (In thousands)
                                                                                         (audited)
Deferred Premium Revenue (net of prepaid reinsurance premiums)....................       $1,515,408
                                                                                         ----------
Surplus Notes.....................................................................          108,850
                                                                                         ----------
   Shareholder's Equity:
      Common Stock................................................................           15,000
      Additional Paid-In Capital..................................................          841,828
      Accumulated Other Comprehensive Income (net of deferred income taxes).......          108,082
      Accumulated Earnings........................................................        1,937,516
                                                                                         ----------
   Total Shareholder's Equity.....................................................        2,902,426
                                                                                         ----------
   Total Deferred Premium Revenue (net), Surplus Notes and Shareholder's Equity...       $4,526,684
                                                                                         ==========

     For further information concerning Financial Security, see the Consolidated
Financial Statements of Financial Security and its subsidiaries, and the notes thereto, incorporated by reference in this free writing prospectus. Financial
Security's financial statements are included as exhibits to reports filed with the Securities and Exchange Commission by Holdings pursuant to Section 13(a),
13(c), 14 or 15(d) of the Exchange Act and may be reviewed at the EDGAR website maintained by the Securities and Exchange Commission and at Holdings' website,
http://www.FSA.com. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by Financial Security are
available upon request to the State of New York Insurance Department.

                                      S-58

INSURANCE REGULATION

     Financial Security is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, Financial Security and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York,
Financial Security is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of a financial guaranty insurer to writing financial guaranty insurance and related business lines, requires each financial guaranty insurer to maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each financial guaranty insurer, and limits the size of individual transactions and the volume of transactions that may be underwritten by each financial guaranty insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as Financial Security, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

     The policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

                                      S-59

                            DESCRIPTION OF THE NOTES

GENERAL

     The issuing entity will issue four classes of asset-backed notes. The notes will be designated the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes
and the Class A-4 Notes, collectively, THE CLASS A NOTES or THE NOTES. The issuing entity will also issue the Class C certificate and the Class R certificate, collectively, THE CERTIFICATES. The certificates are not being offered under this free writing prospectus. The notes will be issued under an indenture, a form of which has been filed as an exhibit to the registration statement. The following statements (together with the additional statements under "Description of the Transaction Documents" below and under "Description of the Securities" and "Description of the Transaction Documents" in the
prospectus) summarize material terms and provisions of the notes and the indenture. The following summary supplements the description of the general terms and provisions of the notes of any given series and the related indenture described in the prospectus and, to the extent that those descriptions differ from the descriptions provided in this free writing prospectus, the descriptions in this free writing prospectus replace the descriptions in the prospectus.

     The issuing entity will offer the Class A Notes in denominations of
$100,000 and integral multiples of $1,000 in book-entry form only. The Class A
Notes will not be listed on any securities exchange or quoted in the automated quotation system of a registered securities association. Persons acquiring beneficial interests in the Class A Notes will hold their interests through The
Depository Trust Company in the United States or Clearstream, Luxembourg,
societe anonyme or in the Euroclear System in Europe. See "Description of the
Securities -- Book-Entry Registration" in the prospectus and Annex A to this free writing prospectus, which Annex A is an integral part of this free writing prospectus.

     The Class A Notes will be issued in fully registered, certificated form, commonly called definitive notes, to the noteholders or their nominees, rather than to any clearing agency or its nominee, only if:

     o    the issuing entity advises the indenture trustee in writing that the clearing agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Class A Notes and the issuing entity is unable to locate a qualified successor with respect to which (unless an insurer default has occurred and is continuing) the insurer has provided its prior written consent;

     o    the issuing entity, at its option, advises the indenture trustee that it elects to terminate the book-entry-system through the clearing agency; or

     o    after the occurrence of an event of default under the indenture, the insurer (or if an insurer default has occurred and is continuing, the
          Class A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A Notes) advise the indenture trustee and the clearing agency through the clearing agency participants in writing that the continuation of a book-entry system through the clearing agency is no longer in the noteholders' best interest.

     Upon the occurrence of any event described in the immediately preceding paragraph, the indenture trustee will notify all affected noteholders through clearing agency participants and the insurer of the occurrence of any such event and the availability of definitive notes. Upon surrender by the clearing agency of its notes and receipt of instructions for re-registration, the trustee will reissue the Class A Notes as definitive notes.

                                      S-60

     Each noteholder will be deemed to have agreed by its acceptance of a note to hold in confidence all written information delivered or made available by or on behalf of the sponsor or the depositor to such person in connection with or pursuant to the sale and servicing agreement or any other trust document or the transactions contemplated thereby which is proprietary in nature and clearly marked or identified as being confidential information other than information
(i) which was publicly known, or otherwise known to such person, at the time of disclosure (except pursuant to disclosure in connection with the sale and servicing agreement or any other trust document), (ii) which subsequently becomes publicly known through no act or omission by such person, or (iii) which otherwise becomes known to such person on a non-confidential basis; provided, that such source is not known by such person to be prohibited from transmitting the information to such person by a contractual or other obligation, in accordance with the Gramm-Leach-Bliley Financial Services Modernization Act and
all applicable regulations in effect from time to time, and, to the extent more exacting, its then customary procedures.

     Notwithstanding the restrictions set forth in the prior paragraph, any noteholder may deliver copies of any financial statements and other documents whether or not constituting confidential information, and disclose other information, whether or not confidential information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds notes, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a note or any part thereof or participation therein who is subject to substantially similar confidentiality arrangements, (iv) any governmental authority, (v) the
National Association of Insurance Commissioners or any similar organization,
(vi) any nationally recognized rating agency in connection with the rating of the notes or (vii) any other person to which delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c)
in connection with any litigation to which that noteholder is a party, (d) in order to enforce that person's investment in any note or (e) otherwise, in accordance with the Gramm-Leach-Bliley Financial Services Modernization Act and
all applicable regulations; provided, that, prior to any disclosure, the noteholder will be required to inform each party that receives confidential information of the foregoing requirements and will be required to use its commercially reasonable best efforts to cause that party to comply with those requirements.

PAYMENT DATES

     Noteholders are entitled to receive, to the extent of available funds as further described in this free writing prospectus, interest and principal on the
15th day of each month or, if the 15th day is not a business day, on the next following business day. The first payment date will be June 15, 2006. Holders of record as of the business day immediately preceding each payment date, commonly known as a record date, will receive payments on that payment date. A business day is a day other than a Saturday, Sunday or other day on which commercial banks or trust companies located in the States of Delaware, New Jersey or New
York are authorized or obligated to be closed.

     The final scheduled payment dates for the notes are as follows:

        FINAL SCHEDULED
CLASS     PAYMENT DATE
-----   ---------------
 A-1        May 2007
 A-2     November 2009
 A-3     December 2010
 A-4        May 2013

                                      S-61

PAYMENTS OF INTEREST

     Interest on the notes will accrue during each interest period at the applicable interest rate for each class of notes from and including the preceding payment date or, in the case of the first payment date, from and including the closing date, to but excluding the current payment date. The interest accruing during an interest period will accrue on the outstanding principal amount of the notes as of the end of the prior payment date or, in the case of the first payment date, as of the closing date.

     Amounts available under the policy are available to pay interest on the notes only to the extent that such interest is not paid from the Available Funds
(as defined in the Glossary) or from amounts withdrawn from the spread account or the supplemental enhancement account.

     For any payment date, interest due but not paid on that payment date will be due on the next payment date together with, to the extent permitted by law, interest on the unpaid amount at the applicable interest rate. The amount of interest payable on the notes on each payment date will equal interest accrued during the related interest period, plus any shortfall amount carried forward.
Payments of interest shall be made in the order of priority described in this free writing prospectus under the heading "Description of the Transaction
Documents-- Distributions--Payment Date Payments". Interest on the Class A-1
Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on the basis of a
360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 29 days).

     The indenture trustee will remit interest on the notes from the available funds after paying accrued and unpaid trustees' fees, the issuing entity's other administrative fees and the servicing fees. See "Description of the Transaction
Documents -- Distributions" in this free writing prospectus.

PAYMENTS OF PRINCIPAL

     Principal payments equaling the Principal Payment Amount for the payment date will be due on each payment date as well as any unpaid portion of the
Principal Payment Amount for a prior payment date.

          The Class A Notes are sequential pay classes, which will receive the amount to be paid as principal to the Class A noteholders on each payment date, as described in this free writing prospectus under "Description of the
Transaction Documents", as follows:

          (1) first, to the Class A-1 Notes, until the principal amount of the
     Class A-1 Notes has been reduced to zero;

          (2) once the principal amount of the Class A-1 Notes has been reduced to zero, to the Class A-2 Notes, until the principal amount of the Class
     A-2 Notes has been reduced to zero;

          (3) once the principal amount of the Class A-2 Notes has been reduced to zero, to the Class A-3 Notes, until the principal amount of the Class
     A-3 Notes has been reduced to zero; and

          (4) once the principal amount of the Class A-3 Notes has been reduced to zero, to the Class A-4 Notes, until the principal amount of the Class
     A-4 Notes has been reduced to zero.

     Principal payments will be due and payable on each payment date only to the extent of funds available for that purpose on that payment date; however, the outstanding principal amount of any class of notes, to the extent not previously paid, will be due and payable on the final scheduled payment date for

                                      S-62

that class of notes. The actual date on which the aggregate outstanding principal amount of any class of notes is paid may be earlier than the related final scheduled payment date.

     Amounts available from the spread account, the supplemental enhancement account (other than investment earnings on deposit therein) and under the policy will be made available for payments on the Class A Notes in the following circumstances:

     o    from (i) the spread account, (ii) if the amount on deposit in the spread account is insufficient, the supplemental enhancement account and (iii) if the amount on deposit in the supplemental enhancement account is insufficient, the policy, to cover shortfalls in interest payments due on the Class A Notes on each payment date;

     o    to the extent that the Overcollateralization Amount is less than zero, from (i) the spread account, (ii) if the amount on deposit in the spread account is insufficient, the supplemental enhancement account and (iii) if the amount on deposit in the supplemental enhancement account is insufficient, the policy, to pay the amount, if any, by which the aggregate outstanding principal amount of the Class A Notes
          (after taking into account payments of principal on such payment date)
          exceeds the sum of the aggregate outstanding principal balance of the contracts as of the last day of the related collection period plus the remaining pre-funded amount, if any; and

     o    from (i) the spread account, (ii) if the amount on deposit in the spread account is insufficient, the supplemental enhancement account and (iii) if the amount on deposit in the supplemental enhancement account is insufficient, the policy, to pay to the Class A noteholders the outstanding principal amount of each class of Class A Notes on their respective final scheduled payment dates.

     The Spread Account Requisite Amount or the existence of the spread account or any other term or provisions of the spread account agreement may be amended, reduced or terminated by the insurer with the consent of the depositor, the collateral agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the collateral agent)
and, if such amendment, modification, waiver or supplement would cause any amounts on deposit in the supplemental enhancement account to remain in such account for a longer period of time than would be the case in the absence of such amendment, modification, waiver or supplement or would cause any payment of principal or interest to the Class C certificateholder or any other amount owed to the Class C certificateholder to be reduced or delayed, with the consent of the Class C certificateholder, but without the consent of the Noteholders and without confirmation from the rating agencies that the then-current rating of the notes will not be qualified, reduced or withdrawn. Accordingly, Class A noteholders should not rely on the existence of the spread account as a source of funds for payment on the Class A Notes.

     The supplemental enhancement account requisite amount or the existence of the supplemental enhancement account may be amended, reduced or terminated by the insurer and the Class C certificateholder without the consent of the trust collateral agent or the noteholders and without confirmation from the rating agencies that the then-current rating of the notes will not be qualified, reduced or withdrawn. Accordingly, Class A noteholders should not rely on the existence of the supplemental enhancement account as a source of funds for payment on the Class A Notes.

MANDATORY REDEMPTION

     If any portion of the pre-funded amount remains on deposit in the pre-funding account at the end of the funding periods (or with respect to the end of the initial funding period, any amount in excess of approximately
$53,307,144), the outstanding classes of notes will be redeemed in part on the payment

                                      S-63

date immediately following the end of such funding period. Any such amounts remaining in the pre-funding account will be distributed as payments of principal on the notes in accordance with the priorities set forth under
"Description of the Transaction Documents--Distributions--Payment Date Payments"
in this free writing prospectus.

OPTIONAL REDEMPTION

     The notes, to the extent still outstanding, may be redeemed by the Class R certificateholder in whole, but not in part, on any payment date when the aggregate outstanding principal balance of the contracts has declined to 10% or less of the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the initial pre-funded amount, as described in the prospectus under "Description of the Transaction Documents --
Termination." This redemption will cause the early retirement of the notes. The redemption price will equal the unpaid principal amount of the notes, plus accrued and unpaid interest to, but excluding, the date of redemption. The initial Class R certificateholder will be the sponsor.

     Notice of any optional redemption will be given by the indenture trustee to the noteholders and certificateholders of record prior to the date of redemption.

SALE OF CONTRACTS

     The servicer may, but is not obligated to, direct the issuing entity to sell contracts that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the sellers or the issuing entity; provided that the insurer shall have the right of first refusal to purchase such contracts.
Delinquent contracts may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the sum of the initial number of contracts in the contract pool as of the initial cutoff date and the aggregate number of subsequent contracts added to the contract pool on each subsequent transfer date be sold by the issuing entity in this manner.

EVENTS OF DEFAULT

     Events of default under the indenture will consist of:

     o    a default in the payment of any interest on any note when due which default continues for five days;

     o    a default in the payment of the Principal Payment Amount on the related final scheduled payment date of any class of Class A Notes;

     o    so long as a default by the insurer under the policy has occurred and is continuing, a default in the observance or performance of any other covenant or agreement of the issuing entity made in the indenture which default continues for a period of 30 days after written notice to the issuing entity;

     o    so long as a default by the insurer under the policy has occurred and is continuing, specified events of bankruptcy, insolvency, receivership or liquidation of the issuing entity; and

     o    so long as a default by the insurer under the policy has not occurred and is not continuing, an Insurance Agreement Indenture Cross Default has occurred and is continuing under the insurance agreement pursuant to which the insurance policy was issued; and the insurer has delivered to the issuing entity, the indenture trustee and the rating agencies a written notice

                                      S-64

          that an Insurance Agreement Indenture Cross Default constitutes an event of default under the indenture and that notice has not been rescinded.

     If an event of default has occurred and is continuing, the indenture trustee, upon knowledge or notice thereof, must mail to each noteholder and certificateholder and the insurer notice of the event of default within 90 days after such notice or knowledge occurs.

     Insurance Agreement Indenture Cross Defaults will consist of:

     o    a demand for payment under the policy;

     o    events of bankruptcy, insolvency, receivership or liquidation of the issuing entity, the sponsor or the depositor;

     o    on any payment date, after taking into account the application of the sum of Available Funds for the related collection period plus the amounts available in the spread account and the amounts available in the supplemental enhancement account (exclusive of investment earnings) for such payment date, any amount listed in clauses 1 through 7 under "Description of the Transaction Documents --
          Distributions" in this free writing prospectus has not been paid in full within 30 days of the payment date or 10 days after the issuing entity and the sponsor have received written notice from the insurer, whichever occurs first;

     o    the issuing entity becoming taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes;

     o    the notes not being treated as debt for federal or state income tax purposes and such characterization has a material adverse effect on the trust, the noteholders or the insurer; and

     o    any failure to observe or perform in any material respect any other covenants or agreements in the indenture (other than a default in the payment of the interest or principal on any note when due), or any representation or warranty of the issuing entity made in the indenture or in any certificate or other writing delivered under or in connection with the indenture proving to have been incorrect in any material respect when made, and the failure continuing or not being cured, or the circumstance or condition for which the representation or warranty was incorrect not having been eliminated or otherwise cured, for 30 days after the giving of written notice of the failure or incorrect representation or warranty to the issuing entity and the indenture trustee by the insurer.

     Notwithstanding anything to the contrary in the prospectus, upon the occurrence of an event of default, so long as an insurer default has not occurred and is not continuing, the insurer will have the right, but not the obligation, to cause the trust collateral agent to liquidate the trust property in whole or in part, on any date or dates following the event of default as the insurer, in its sole discretion, elects. The insurer also has the right to cause the trust collateral agent to deliver the proceeds to the indenture trustee for distribution to noteholders and, to the extent funds are available therefor, to the Class C certificateholder. Following acceleration of the Class A Notes, principal payments will be made on the Class A Notes on a pro rata basis. The issuing entity may not, however, cause the trust collateral agent to liquidate the trust property in whole or in part if the liquidation proceeds would be insufficient to pay all outstanding principal of and accrued interest on the
Class A Notes, unless the event of default arose from a claim on the policy or from the issuing entity's bankruptcy, insolvency, receivership or liquidation.
Following any event of default, the trust collateral agent will continue to submit claims under the policy for any shortfalls in Scheduled Payments covered by the policy. Following any event of default under the

                                      S-65

indenture, the insurer may elect to pay all or any portion of the outstanding amount of the Class A Notes, plus accrued interest on the Class A Notes. See
"The Policy" in this free writing prospectus.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

     The following statements (together with the additional statements under
"Description of the Notes" above and under "Description of the Securities" and
"Description of the Transaction Documents" in the prospectus) summarize the material terms and provisions of the purchase agreement, the subsequent transfer agreements, the indenture and the trust documents, which include the sale and servicing agreement and the trust agreement. The issuing entity has filed forms of the purchase agreements and the trust documents as exhibits to the registration statement and will file final versions of the purchase agreement, the sale and servicing agreement, the indenture, the trust agreement and forms of the subsequent transfer agreements on or after the closing date on a Form 8-K under the commission file number that will be established for the issuing entity.

     These summaries do not claim to be complete and are subject to all the provisions of the purchase agreement, the subsequent transfer agreements and the trust documents. The following summary supplements the description of the general terms and provisions of the trust agreement, which was detailed in the prospectus, and to the extent that the description in the prospectus differs from the description in this free writing prospectus, the description in this free writing prospectus supersedes that description.

ASSIGNMENT OF CONTRACTS

     On or prior to the closing date, the sellers will enter into a purchase agreement and assignment with the depositor under which each seller will assign to the depositor, without recourse (except for the representations, warranties and covenants made by the sponsor in the purchase agreement or the sale and servicing agreement), its entire interest in and to the initial contracts being sold by such seller and the other property related thereto. On or prior to the end of the funding periods, the sellers will enter into one or more subsequent transfer agreements and subsequent assignments with the depositor under which each seller will assign to the depositor, without recourse (except for the representations, warranties and covenants made by the sponsor in the purchase agreement or the sale and servicing agreement), its entire interest in and to the related subsequent contracts being sold by such seller and the other property related thereto. Under the purchase agreement and the assignment or each subsequent transfer agreement and subsequent assignment, as applicable, each seller will also assign, without recourse (except for the representations, warranties and covenants made by the sponsor in the purchase agreement, each subsequent transfer agreement or the sale and servicing agreement), its security interest in the financed vehicles securing the contracts being sold by such seller and its rights to receive all payments on, or proceeds from the contracts to the extent paid or payable after the related cutoff date. Under the purchase agreement or each subsequent transfer agreement, as applicable, the sponsor will agree that, upon a breach of any representation or warranty under the trust documents which triggers the depositor's repurchase obligation, the trust collateral agent will be entitled to require the sponsor to repurchase the related contracts from the issuing entity. The issuing entity's rights under the purchase agreement and each subsequent transfer agreement will constitute part of the issuing entity's property and may be enforced directly by the trust collateral agent and the insurer. In addition, the issuing entity will pledge those rights to the indenture trustee as collateral for the notes and the indenture trustee may directly enforce those rights.

     On the closing date the depositor will assign to the issuing entity, without recourse, the depositor's entire interest in the initial contracts and the proceeds, including its security interest in the related financed vehicles.
Each initial contract transferred by the depositor to the issuing entity will be

                                      S-66

identified in a contract schedule appearing as an exhibit to the trust documents. On each subsequent transfer date the depositor will assign to the issuing entity, without recourse, the depositor's entire interest in the related subsequent contracts and the proceeds, including its security interest in the related financed vehicles. Each subsequent contract transferred by the depositor to the issuing entity will be identified in a contract schedule appearing as an exhibit to the related subsequent transfer agreement.

ACCOUNTS

     The sponsor will instruct each obligor to make payments on the contracts after the related cutoff date directly to one or more post office boxes or other mailing locations maintained by a lockbox bank. The servicer will establish and maintain at least one lockbox account that is a segregated account with a bank or banks acceptable to the insurer, in the indenture trustee's name for the noteholders' benefit, into which the servicer must deposit all obligor payments received by the servicer within two business days of receipt. The issuing entity will establish and maintain with the indenture trustee, in the indenture trustee's name, on both the noteholders' and insurer's behalf one or more collection accounts, into which all amounts previously deposited in the lockbox account will be transferred within two business days of deposit. The collection account may be maintained with the indenture trustee so long as the indenture trustee's deposits have a rating acceptable to the insurer. If the deposits of the indenture trustee or its corporate parent no longer have an acceptable rating, the servicer shall, with the indenture trustee's assistance if necessary, move the accounts to a bank whose deposits have an acceptable rating.

     Each account established under the trust documents will be:

     o    a segregated trust account maintained with a depository institution;
          or

     o    a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United
          States of America, or any of the States thereof, or the District of
          Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by S&P and "P-1" by
          Moody's.

     In either case, such depository institution or trust company shall have been approved by the insurer (or if an insurer default has occurred and is continuing or the policy has expired in accordance with its terms, by the indenture trustee, at the direction of the Class A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A Notes and the Class C certificateholder (so long as the Class C certificate is outstanding)).

     On the closing date, the issuing entity will deposit the initial pre-funded amount, equaling approximately $68,307,144 (which represents approximately
15.18% of the total contract pool), in the pre-funding account. The pre-funding account will be established with the trust collateral agent. The FUNDING PERIODS encompass the periods from the closing date until the earliest of:

     (i) with respect to $15,000,000 of the initial pre-funded amount,

     o    the date on which the amount on deposit in the pre-funding account is less than $100,000;

     o    the date on which an event of default occurs under the indenture; or

     o    May 31, 2006; and

     (ii) with respect to all remaining amounts on deposit in the pre-funding account,

     o    the date on which the amount on deposit in the pre-funding account is less than $100,000;

                                      S-67

     o    the date on which an event of default occurs under the indenture; or

     o    July 16, 2006.

     As of any date, THE PRE-FUNDED AMOUNT will equal the initial pre-funded amount, as reduced during the funding periods by the purchase of subsequent contracts. The sponsor expects that at least $15,000,000 of the initial pre-funded amount will be used to acquire subsequent contracts on or prior to
May 31, 2006 and the remaining pre-funded amount will be reduced to less than
$100,000 on or before July 16, 2006. The issuing entity will pay the noteholders then entitled to receive principal payments any pre-funded amount remaining at the end of the funding periods (or with respect to the end of the initial funding period, any amount in excess of approximately $53,307,144) as a mandatory redemption. The mandatory redemption dates are:

     o    the payment date in June 2006, with respect to (i) any amount in excess of approximately $53,307,144 on deposit in the pre-funding account on May 31, 2006 and (ii) any remaining amounts in the pre-funding account, if the last day of the final funding period occurs in May 2006; and/or

     o    if the funding period ends after May 31, 2006, with respect to any remaining amounts in the pre-funding account, the payment date in July
          2006.

SERVICING COMPENSATION AND TRUSTEES' FEES

     The servicer will receive a basic servicing fee on each payment date, which equals the product of 1/12th of 1.75% times the aggregate principal balance of the contracts as of the close of business on the last day of the second immediately preceding calendar month, or with respect to the first payment date, as of the initial cutoff date. The servicer will also collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the contracts (other than fees or expenses related to extensions, rebates or adjustments), and will be entitled to reimbursement from the issuing entity for various expenses. The servicer will allocate obligor payments to scheduled payments, late fees and other charges, and principal and interest in accordance with the servicer's normal practices and procedures.

     The basic servicing fee will compensate the servicer for performing the functions of a third-party servicer of automotive loans as an agent for their beneficial owner.

     These servicer functions include:

     o    collecting and posting all payments;

     o    responding to obligor inquiries on the contracts;

     o    investigating delinquencies;

     o    paying the disposition costs of defaulted accounts;

     o    policing the collateral;

     o    accounting for collections;

                                      S-68

     o    furnishing monthly and annual statements to the issuing entity and the insurer with respect to distributions; and

     o    generating federal income tax information.

     The basic servicing fee will also be applied by the servicer to reimburse the servicer for:

     o    taxes;

     o    accounting fees;

     o    outside auditor fees;

     o    data processing costs;

     o    costs associated with maintaining bank accounts that are necessary to service the contracts; and

     o    other costs incurred with administering the contracts.

     On each payment date, the indenture trustee will receive a fee, in an amount agreed upon by the indenture trustee and the servicer, for its services as indenture trustee, backup servicer and trust collateral agent during the prior calendar month. On each payment date, the custodian will receive a fee, in an amount agreed upon by the custodian and the servicer, for its services as custodian during the prior calendar month. The issuing entity will pay all these fees from amounts held in the collection account.

     On each payment date, the owner trustee will receive a fee, in an amount agreed upon by the owner trustee and the servicer, for its services as owner trustee during the prior calendar month. The servicer, and not the trust, will be obligated to pay the owner trustee fees.

DISTRIBUTIONS

     Servicer's Certificates

     On each determination date, the servicer will deliver the servicer's certificate to the indenture trustee, the trust collateral agent, the depositor, each rating agency, the issuing entity, the backup servicer and the insurer specifying, among other things:

     o    the amount of aggregate collections on the contracts; and

     o    the aggregate purchase amount of contracts to be purchased by the depositor and the sponsor in the preceding collection period.

     Based solely on the information contained in the servicer's certificate, on each determination date when there is a deficiency claim amount the trust collateral agent will deliver to the collateral agent and the insurer, a deficiency notice specifying the deficiency claim amount for the related payment date. No deficiency claim amount shall be payable with respect to principal on the Class A Notes except to the extent that (x) the Overcollateralization Amount is less than zero or (y) any Class A Note has not been paid in full on its respective final scheduled payment date. The deficiency notice will direct the collateral agent to remit the deficiency claim amount to the collection account from amounts on deposit in the spread account maintained for the insurer's benefit. If the amounts, if any, on deposit in the spread

                                      S-69

account are not sufficient, the trust collateral agent will remit the remaining deficiency claim amount to the collection account from amounts on deposit in the supplemental enhancement account (exclusive of investment earnings). If the funds in the spread account and the supplemental enhancement account are not sufficient, the trust collateral agent will remit the Policy Claim Amount (as defined under "The Policy") received from the insurer, if any, with respect to such payment date.

     The determination date for any calendar month is the fourth business day preceding the payment date.

          Payment Date Payments

     On each payment date, the trust collateral agent, based on the monthly servicer's certificate prepared by the servicer, will make the following payments from Available Funds in the following order of priority:

     1.   to the sponsor, any participation fees due to dealers with respect to the contracts during the related calendar month or any such fees which remain unpaid from prior calendar months;

     2.   to the servicer, the servicing fee and the supplemental servicing fee for the related calendar month and any unpaid fees from prior calendar months and, to the extent the servicer has not reimbursed itself or to the extent not retained by the servicer, other amounts relating to mistaken deposits, postings or checks returned for insufficient funds;

     3.   to the indenture trustee, the backup servicer and the custodian, pro rata, any accrued and unpaid indenture trustee fees, backup servicer fees and custodian fees, respectively;

     4.   to the Class A noteholders, the Class A Noteholders' Interest Payment
          Amount;

     5.   to the Class A noteholders, the Class A Noteholders' Principal Payment
          Amount;

     6.   to the insurer, any unpaid amounts owed to the insurer under the insurance agreement (other than the premium);

     7.   to the insurer, any accrued and unpaid premium;

     8.   to the Class C certificateholder, the accrued interest on the Class C certificate for the current accrual period plus the investment earnings on amounts on deposit in the supplemental enhancement account;

     9.   to the collateral agent, for deposit in the supplemental enhancement account, reimbursement for any previous unreimbursed withdrawals from such account (other than amounts withdrawn and distributed to the
          Class C certificateholder on current and prior payment dates as investment earnings on amounts on deposit in the supplemental enhancement account pursuant to clause 8 above and on prior payment dates as a reduction of principal pursuant to clause 15 below);

     10.  to the trust collateral agent, the indenture trustee, the backup servicer and the custodian all reasonable out-of-pocket expenses incurred and not previously reimbursed subject to a $50,000 maximum annual limit;

                                      S-70

     11.  to the backup servicer, system conversions expenses and any other costs incurred by the backup servicer in the event that the backup servicer assumes the obligations of the servicer, to the extent not paid by the servicer and subject to a $100,000 maximum limit;

     12.  to the collateral agent for deposit in the spread account, any remaining Available Funds;

     13.  to the Class A Noteholders, until the Overcollateralization Amount is equal to the Required Overcollateralization Target, from releases from the spread account, in reduction of the aggregate outstanding principal amount thereof, in accordance with the priorities set forth below for the distribution of the Class A Noteholders' Principal
          Payment Amount;

     14.  to the Class C certificateholder, from releases from the spread account, to pay any accrued and unpaid interest on the Class C certificate and any supplemental interest that may be due and payable thereon as of such payment date;

     15.  to the Class C certificateholder, an amount (without duplication) from the supplemental enhancement account equal to the excess of the Total
          Enhancement Amount over the Required Total Enhancement Amount, after distributions pursuant to clauses 1 through 14 above, until the principal balance of the Class C certificate is reduced to zero and any Class C principal deficiency amounts have been paid; and

     16.  after the distributions pursuant to clauses 1 through 15 have been made, first, to the Class C certificateholder, from any remaining amounts released from the spread account, any amounts due and unpaid on the Class C certificate, and second, to the Class R
          certificateholder, any remaining amounts released from the spread account.

     The Class A Noteholders' Principal Payment Amount and any payments made pursuant to clause 13 above will be applied on each payment date (i) to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) once the outstanding principal amount of the Class A-1 Notes is reduced to zero, to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii)
once the outstanding principal amount of the Class A-2 Notes is reduced to zero, to reduce the outstanding principal amount of the Class A-3 Notes to zero; and
(iv) once the outstanding principal amount of the Class A-3 Notes is reduced to zero, to reduce the outstanding principal amount of the Class A-4 Notes to zero.

     If the notes are accelerated following an event of default under the indenture, amounts collected or otherwise available for distribution will be distributed in the order described above; provided, that Class A noteholders will receive principal distributions on a pro rata basis rather than in a
"sequential pay" fashion.

     After considering all distributions made pursuant to clauses 1 through 12 above on each payment date, amounts in the spread account (including amounts deposited into the spread account pursuant to clause 12 above) on that payment date exceeding the required balance for that payment date will be released first, to the Class A noteholders as a further reduction of the aggregate outstanding principal amount of the Class A Notes until the
Overcollateralization Amount is equal to the Required Overcollateralization
Target, second, to the Class C certificateholder to pay any accrued and unpaid interest and any supplemental interest on the Class C certificate and third, if the Total Enhancement Amount exceeds the Required Total Enhancement Amount after the distributions pursuant to clauses 1 through 15 have been made, first, to the
Class C certificateholder, to pay any amounts due and unpaid on the Class C certificate, and second, to the Class R certificateholder, in each case, without the noteholders' consent.

                                      S-71

          Policy Payment Date Payments

     In the event that any servicer's certificate delivered by the servicer indicates that Available Funds for a payment date are insufficient to fully fund the amounts described in clauses 1 through 7 under "--Payment Date Payments"
above, the trust collateral agent shall request the deficiency claim amount from the spread account and, if amounts on deposit in the spread account are insufficient, from the supplemental enhancement account, for application on such payment date in accordance with the priorities of such clauses. No deficiency claim amount shall be paid for any principal payable pursuant to clause 5 under
"--Payment Date Payments" above except to the extent that (x) the
Overcollateralization Amount is less than zero, or (y) any Class A Note has not been paid in full on its respective final scheduled payment date.

     Further, in the event that any servicer's certificate delivered by the servicer indicates that the sum of: (i) Available Funds with respect to a payment date, plus (ii) the amounts on deposit in the spread account and the supplemental enhancement account (after taking into account distributions to be made to satisfy the amounts described in clauses 1, 2 and 3 under "--Payment
Date Payments" above and exclusive of investment earnings on the supplemental enhancement account), is insufficient to fully fund (a) the amount described in clause 4 under "--Payment Date Payments" above, (b) the amount by which the aggregate outstanding principal amount of the Class A Notes (after taking into account payments of principal to be made on such payment date, including, without limitation, from amounts withdrawn from the spread account and the supplemental enhancement account, if any) exceeds the sum of the aggregate outstanding principal balance of the contracts as of the last day of the related collection period plus any remaining pre-funded amount, and (c) solely with respect to a payment date that is a final scheduled payment date for the related class of Class A Notes, the amount related to such Class A Notes as described in clause 5 under "--Payment Date Payments" above, the trust collateral agent shall furnish to the insurer no later than 12:00 noon New York City time on the third business day prior to the payment date a completed notice of claim for the
Policy Claim Amount. The insurer will deposit the amounts it will pay under the notice into the policy payment account for payment on the related payment date.

FEES AND EXPENSES

     The following table provides an itemized list of the fees and expenses that will be paid on each distribution date from the Available Funds in order of priority.

       FEE          GENERAL PURPOSE OF THE FEE     AMOUNT OR CALCULATION OF FEE
----------------   ----------------------------   ------------------------------

1. Servicer fee    Compensation to the servicer   The product of one-twelfth
                   for services provided          times 1.75% of the aggregate
                   pursuant to the transaction    principal balance of the
                   documents.                     contracts as of the opening of
                                                  business on the first day of
                                                  the related calendar month.

2. Supplemental    Reimbursement to servicer      An amount equal to all
   Servicing Fee   for certain administrative     administrative fees, expenses
                   fees, expenses and charges     and charges paid by or on
                   paid by or on behalf of        behalf of obligors, including,
                   related obligors on the        without limitation, any late
                   contracts.                     fees, prepayment fees and
                                                  liquidation fees collected on
                                                  the contracts during the
                                                  preceding calendar month (but
                                                  excluding any fees or expenses
                                                  related to extensions, rebates
                                                  or adjustments).

                                      S-72

3. Custodian Fee   Compensation to the            The greater of (i) the product
                   custodian for services         of one-twelfth times 0.02% of
                   provided pursuant to the       the aggregate principal
                   transaction documents.         balance of the contracts as of
                                                  the opening of business on the
                                                  first day of the related
                                                  calendar month or (ii) $1000.

4. Trustee and     Compensation to the trustee,   The greater of (i) the product
   Trust           in its capacities as           of one-twelfth times 0.003% of
   Collateral      trustee, trust collateral      the principal amount of the
   Agent Fee       agent and collateral agent,    Class A notes or (ii) $250.
                   for services provided
                   pursuant to the transaction
                   documents.

5. Backup          Compensation to the backup     The greater of (i) the product
   Servicer        servicer for services          of one-twelfth times 0.02% of
   Fee             provided pursuant to the       the aggregate principal
                   sale and servicing             balance of the contracts as of
                   agreement.                     the opening of business on the
                                                  first day of the related
                                                  calendar month or (ii) $750.

6. Insurance       Payments to the insurer        The product of one-twelfth
   Premium         pursuant to the insurance      times 0.175% of the principal
                   agreement for providing the    amount of the Class A notes.
                   policy.

STATEMENTS TO NOTEHOLDERS

     On or prior to each payment date, the trust collateral agent will make available on its website at www.CTSLink.com, a statement which shall be accessible to the noteholders, each rating agency, the Class C certificateholder and the insurer detailing information required under the trust documents. These statements will be based solely on the information in the related servicer's certificate. Assistance in using the website can be obtained by calling the trust collateral agent at (301) 815-6600. Such parties that are unwilling or unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. With the prior written consent of the insurer (such consent not to be unreasonably withheld), the trust collateral agent shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trust collateral agent shall provide timely and adequate notification to all above parties regarding any such changes. Each statement that the indenture trustee delivers to the noteholders will include at least the following information regarding the notes on the related payment date:

     (a)  the amount of the payment(s) allocable to interest in the aggregate and with respect to each class of notes and the Class C certificate;

     (b)  the amount of the payment(s) allocable to principal in the aggregate and with respect to each class of notes and the Class C certificate, including, separately, the amount of any accelerated principal paid to each class of notes from amounts released from the spread account;

     (c)  the amount of the payment to the Class A noteholders, if any, under the policy;

     (d)  the aggregate outstanding principal amount of the notes in the aggregate and with respect to each class of notes and the Class C certificate, after considering all payments reported under (b) above on that date;

     (e)  the shortfall in any interest payment or principal payment due to the noteholders and the Class C certificateholder, if any, and the change in those amounts from the preceding statement;

                                      S-73

     (f)  the dealer participation fees, the servicing fees and the backup servicer fees paid for the related calendar month;

     (g)  the amounts on deposit in the spread account and the supplemental enhancement account;

     (h)  the amount paid to the insurer for the related calendar month;

     (i)  during the funding period, the amount, if any, remaining on deposit in the pre-funding account; and

     (j)  the amount of losses and delinquencies with respect to the contracts.

     Each amount described in subclauses (a), (b), (d) and (e) for the notes will be expressed as a dollar amount per $1,000 of the notes' or Class C certificate's, as applicable, initial principal amount.

     See "--General" above and "Description of the Securities -- Reports to
Securityholders" and "Description of the Securities" in the prospectus.

     The noteholders will not receive a separate notification when changes are made to the contract pool, such as when subsequent contracts are sold to the issuing entity during the funding period or when contracts are removed from the contract pool pursuant to the provisions of the transaction documents providing for the sale of certain contracts or the repurchase of contracts upon breaches of representations or warranties. However, filings detailing the contract pool composition will be filed periodically on Form 10-D under the commission file number that will be established for the issuing entity.

     After the end of each calendar year, within the required time period, the trust collateral agent will furnish to each person who at any time during the calendar year was a noteholder and received any payment thereon:

     o    a statement as to the aggregate amounts of interest and principal paid to the noteholder; and

     o    other information as is deemed necessary or as may be required by law to enable the noteholder to prepare its tax returns.

CREDIT SUPPORT

     The insurer will require the issuing entity to increase and maintain credit support at a level it establishes with respect to the amounts required to be on deposit at any time in the spread account and the supplemental enhancement account, each of which is a cash reserve account, and with respect to the
Required Overcollateralization Target. No assurance can be given that sufficient funds will be available from the spread account or the supplemental enhancement account on any payment date to cover shortfalls in required payments. The insurer may permit the required amounts to be on deposit in the spread account or the supplemental enhancement account or the Required Overcollateralization
Target to reduce, or "step down," over time, without the consent of the noteholders.

          Spread Account

     On the closing date, the issuing entity will fund the spread account with an initial cash deposit. On each subsequent payment date, the trust collateral agent will deposit additional amounts into the spread account from the contract payments as described under "--Distributions" above. Amounts, if any, on deposit in the spread account on a payment date will be available to fund, among other things, any shortfall in Available Funds necessary to make required payments on the Class A Notes on the payment

                                      S-74

date, to the extent provided in the spread account agreement. To the extent that the funds on deposit in the spread account (including amounts deposited into the spread account pursuant to clause 12 under "--Distributions" above) on any payment date, together with the funds on deposit in the supplemental enhancement account and the Overcollateralization Amount, in each case after giving effect to all payments made pursuant to clauses 1 through 12 under "--Distributions"
above on the payment date, are in excess of the Required Total Enhancement
Amount for the payment date such excess funds will be released from the spread account first, to the Class A noteholders as a further reduction of the aggregate outstanding principal amount of the Class A Notes until the
Overcollateralization Amount is equal to the Required Overcollateralization
Target, second, to the Class C certificateholder to pay any accrued and unpaid interest and any supplemental interest on the Class C certificate and third, if the Total Enhancement Amount exceeds the Required Total Enhancement Amount after the distributions pursuant to clauses 1 through 15 under "--Distributions" above have been made, first, to the Class C certificateholder to pay any amounts due and unpaid on the Class C certificate, and second, to the Class R certificateholder, in each case, without the noteholders' consent.

     On any payment date on which a Trigger Event has occurred and is continuing, the Spread Account Requisite Amount may be increased. Trigger Events and the Spread Account Requisite Amount may be amended, increased, reduced or terminated by the insurer, the trust collateral agent and the depositor without the consent of the indenture trustee or the noteholders so long as certain insurer defaults shall not have occurred and be continuing. Accordingly, Class A noteholders should not rely on the existence of the spread account as a source of funds for payment on the Class A Notes.

     In addition, the depositor, the insurer and the trust collateral agent may amend the spread account agreement, with the consent of the Class C certificateholder if such amendment, modification, waiver or supplement would cause any amounts on deposit in the supplemental enhancement account to remain in such account for a longer period of time than would be the case in the absence of such amendment, modification, waiver or supplement or would cause any payment of principal or interest to the Class C certificateholder or any other amount owed to the Class C certificateholder to be reduced or delayed, with the consent of the Class C certificateholder, in any respect, including, without limitation:

     o    reducing or eliminating the required balance; and/or

     o    reducing or eliminating the spread account funding requirements.

     The trust collateral agent shall not withhold or delay its consent to any amendment not adversely affecting the trust collateral agent in its individual capacity. Notwithstanding any reduction in or elimination of the spread account funding requirements or the spread account's depletion or any reduction or elimination of the supplemental enhancement account funding requirements or the supplemental enhancement account's depletion, on each payment date the insurer must fund the full amount of each scheduled interest payment required to be paid on that payment date and, to the extent the Overcollateralization Amount is less than zero, the amount by which the aggregate outstanding principal amount of the
Class A Notes (after taking into account payments of principal to be made on such payment date, including, without limitation, from amounts withdrawn from the spread account and/or the supplemental enhancement account) exceeds the aggregate outstanding principal balance of the contracts as of the last day of the related collection period, and on the final scheduled payment date for any class of Class A Notes the insurer must fund the outstanding principal amount of that class of Class A Notes, in each case, which would not be paid in the absence of a policy payment. If the insurer breaches its obligations, the Class
A noteholders will bear any losses on the contracts.

                                      S-75

          Supplemental Enhancement Account

     On the closing date, the issuing entity will fund the supplemental enhancement account with an initial cash deposit. On each subsequent payment date, the trust collateral agent will deposit additional amounts into the supplemental enhancement account from the contract payments as described under
"--Distributions" above. Amounts, if any, on deposit in the supplemental enhancement account (exclusive of investment earnings) on a payment date will be available to fund the shortfall to the extent that Available Funds and amounts on deposit in the spread account are insufficient to make required payments on the Class A Notes on the payment date, to the extent provided in the sale and servicing agreement. Amounts on deposit in the supplemental enhancement account
(including amounts deposited into the supplemental enhancement account pursuant to clause 9 under "--Distributions" above) on any payment date, after giving effect to all payments made pursuant to clauses 1 through 12 under
"--Distributions" above on that payment date, together with funds in the spread account and any Overcollateralization Amount in excess of the Required Total
Enhancement Amount for that payment date will be released to the Class C certificateholder to the extent necessary to make payments pursuant to clause 15 under "--Distributions" above.

     On any payment date on which a Trigger Event has occurred and is continuing, the amount required to be on deposit in the supplemental enhancement account may be increased. The amount required to be on deposit in the supplemental enhancement account may be amended, increased, reduced or terminated by the insurer and the Class C certificateholder without the consent of the trust collateral agent or the noteholders so long as certain insurer defaults shall not have occurred and be continuing. Accordingly, Class A noteholders should not rely on the existence of the supplemental enhancement account as a source of funds for payment on the Class A Notes.

          Overcollateralization

     Overcollateralization will exist on any payment date when the sum of the aggregate outstanding principal balance of the contracts plus the remaining pre-funded amount, if any, exceeds the principal amount of the notes, after making all payments on that date. As of the closing date the overcollateralization amount will be zero, and the sale and servicing agreement will require that the overcollateralization amount be increased to, and then maintained at, the Required Overcollateralization Target.

     The Required Overcollateralization Target on any payment date will be equal to the Required Total Enhancement Amount minus the amount on deposit in the spread account. The Required Overcollateralization Target may be amended, reduced, increased or terminated by the insurer and the depositor without the consent of the trust collateral agent or the noteholders so long as certain insurer defaults shall not have occurred and be continuing.

     The increase to, and maintenance of, the required overcollateralization target will be accomplished by the payment of monthly excess cashflow to the
Class A Notes to reduce the principal amount of the outstanding class or classes of notes then entitled to principal payments until the target is reached, as described in clause 13 under "--Distributions " above.

SERVICER TERMINATION EVENT

     The occurrence and continuation of any of the following events will constitute a SERVICER TERMINATION EVENT under the sale and servicing agreement:

     o    the servicer's or, for so long as the sponsor is the servicer, the depositor's, failure to deliver any required payment to the trust collateral agent for distribution to the noteholders or the

                                      S-76

          Class C certificateholder or deposit in the spread account or the supplemental enhancement account any proceeds or payment required to be so delivered under the terms of the notes, the certificates, the purchase agreement, any subsequent transfer agreement or the sale and servicing agreement, which failure continues unremedied for two business days after written notice from the trust collateral agent or the insurer to the servicer or discovery by the servicer (but in no event later than five business days after the servicer is required to make such deposit);

     o    the servicer's failure to deliver the servicer's certificate within one business day of the date such certificate is required to be delivered; or failure to deliver the annual compliance report or the annual accountant's report within five days after the due date for those reports;

     o    the servicer's failure to observe the restrictive covenants regarding mergers, consolidations and transfers of assets set forth in the sale and servicing agreement or, for so long as the sponsor is the servicer, the depositor's failure to observe the restrictive covenants regarding mergers, consolidations and transfers of assets set forth in the sale and servicing agreement;

     o    the servicer's or, for so long as the sponsor is the servicer, the depositor's, failure to observe or perform in any material respect any other covenant or agreement under the notes, the certificates, the sale and servicing agreement or the purchase agreement or any subsequent transfer agreement which failure continues unremedied for
          30 days after the trust collateral agent or the insurer gives the servicer written notice of such failure, or if an insurer default has occurred and is continuing, 30 days after 25% of the noteholders gives the servicer written notice;

     o    events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings regarding the servicer or, for so long as the sponsor is the servicer, the depositor, or actions by the servicer or, for so long as the sponsor is the servicer, the depositor, indicating its insolvency, reorganization under bankruptcy proceedings, or inability to pay its obligations;

     o    any servicer or, for so long as the sponsor is the servicer, any depositor, representation, warranty or statement that is proved incorrect and which has a material adverse effect on the issuing entity, and the circumstances or conditions for which the
          representation, warranty or statement was incorrect shall not have been eliminated or cured within 30 days after the trust collateral agent or the insurer gives the servicer written notice of such breach, or if an insurer default has occurred and is continuing, 30 days after the Class A noteholders evidencing not less than 25% of the principal amount of the Class A Notes or the Class C certificateholder give the servicer written notice;

     o    so long as a default by the insurer under the policy has not occurred or is not continuing, the insurer has not delivered an extension notice extending the servicer's term;

     o    an event of default under the insurance agreement under which the policy was issued shall have occurred; or

     o    a claim is made under the policy.

     A default by the insurer under the policy includes the occurrence and continuance of any of the following events:

                                      S-77

     (a)  the insurer fails to make a required policy payment;

     (b)  the insurer:

          o    files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization;

          o    makes a general assignment for the benefit of its creditors; or

          o    has an order for relief entered against it under the United
               States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

     (c)  enters a final and nonappealable order, judgment or decree by a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority:

          o    appointing a custodian, trustee, agent or receiver for the insurer or for all or any material portion of its property; or

          o    authorizing the taking of possession by a custodian, trustee, agent or receiver of the insurer (or the taking of possession of all or any material portion of the property of the insurer).

RIGHTS UPON SERVICER TERMINATION EVENT

     If a servicer termination event has occurred and remains unremedied:

     o    provided no insurer default has occurred and is continuing, the insurer in its sole and absolute discretion may terminate all of the servicer's rights and obligations under the sale and servicing agreement; or

     o    if an insurer default has occurred and is continuing, then the majority of the holders of Class A Notes and the Class C
          certificateholder, acting together, may terminate all of the servicer's rights and obligations under the sale and servicing agreement.

     Following the servicer's termination, the trust collateral agent or any other successor servicer that the insurer (so long as no insurer default has occurred and is continuing) appoints, will succeed to all the responsibilities, duties, and liabilities of the servicer.

     Any successor servicer will succeed to all the responsibilities, duties, and liabilities of the servicer under the sale and servicing agreement and will be entitled to similar compensation arrangements. The transfer of servicing to a successor servicer may result in a material disruption in the performance of the servicer's duties. See "Risk Factors -- Transfer of servicing may reduce or delay payments to you" in the prospectus.

WAIVER OF PAST DEFAULTS

     Notwithstanding anything to the contrary described under "Description of the Transaction Documents -- Waiver of Past Defaults" in the prospectus, the insurer may (provided no insurer default has occurred and is continuing), on behalf of all noteholders, waive any default by the servicer under the

                                      S-78

sale and servicing agreement and its consequences. No waiver will impair the insurer's or the noteholders' rights with respect to subsequent defaults.

TRUSTEES

     REPLACEMENT OF OWNER TRUSTEE

     The owner trustee may resign at any time under the trust agreement upon 60 days notice. Additionally, if at any time the owner trustee shall cease to be eligible in accordance with the trust agreement, shall be legally unable to act as owner trustee, shall be adjudged bankrupt or insolvent, if a receiver of the owner trustee or of its property shall be appointed, or if any public officer shall take charge or control of the owner trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the depositor, with the consent of the insurer, so long as an insurer default shall not have occurred and be continuing, may remove the owner trustee. Upon the owner trustee's resignation or removal, the depositor shall promptly appoint a successor owner trustee.

     REPLACEMENT OF INDENTURE TRUSTEE

     Under the indenture, the indenture trustee may resign subject to the limitations set forth in the indenture. Additionally, the issuing entity may and shall, at the direction of the insurer, so long as an insurer default shall not have occurred and be continuing, remove the indenture trustee if:

          o    at any time, the indenture trustee shall cease to be eligible under the indenture;

          o    a court of competent jurisdiction shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator or sequestrator (or other similar official) for the indenture trustee or for any substantial part of the indenture trustee's property, or ordering the winding-up or liquidation of the indenture trustee's affairs;

          o    an involuntary case under the federal bankruptcy laws or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the indenture trustee and such case is not dismissed within 60 days;

          o    the indenture trustee commences a voluntary case under any federal or state banking or bankruptcy laws, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator or sequestrator (or other similar official) for the indenture trustee or for any substantial part of the indenture trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any action in the furtherance of the foregoing; or

          o    the indenture trustee otherwise becomes incapable of acting.

     If the indenture trustee resigns or is removed or if a vacancy exists for any reason, the issuing entity shall promptly appoint a successor indenture trustee and trust collateral agent acceptable to the insurer (so long as an insurer default shall not have occurred and be continuing). If a successor indenture trustee does not take office within sixty (60) days after the retiring indenture trustee resigns or is removed, the retiring indenture trustee, the issuing entity or the insurer (so long as no insurer default has occurred and is continuing) or (if an insurer default has occurred and is continuing) the Class
A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A Notes and the

                                      S-79

Class C certificateholder (so long as the Class C certificate is outstanding), acting together, may petition any court of competent jurisdiction for the appointment of a successor indenture trustee.

AMENDMENT

     Notwithstanding anything to the contrary described under "Description of the Transaction Documents -- Amendment" in the prospectus, the depositor, the servicer, the issuing entity and the trust collateral agent may amend the sale and servicing agreement, with the consent of the insurer, so long as no insurer default has occurred and is continuing, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the sale and servicing agreement or of modifying in any manner the rights of noteholders or the Class C certificateholder; provided, however, that no such amendment will:

     o    increase or reduce in any manner, or accelerate or delay the timing of or change the allocation or priority of, collections of payments on contracts or payments that are required to be made for the benefit of the noteholders or the Class C certificateholder or change the applicable note rate or Class C certificate rate, without the consent of each affected noteholder and certificateholder affected thereby;

     o    reduce the percentage of the noteholders or Class C certificateholder required to consent to any amendment or eliminate the right of the noteholders or the Class C certificateholder; to consent to changes, without the consent of each affected noteholder or certificateholder;

     o    result in a downgrade or withdrawal of then current rating of the notes, without the consent of each noteholder; or

     o    reduce or change the priority of payments payable to the Class C certificateholder or accelerate or postpone the scheduled date of payment payable to the Class C certificateholder, without the consent of the Class C certificateholder.

     In addition, without the consent of any noteholders but with the consent of the insurer, unless an insurer default shall have occurred and be continuing, and with prior notice to the rating agencies and the Class C certificateholder by the issuing entity, as evidenced to the indenture trustee, the issuing entity and the indenture trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the indenture trustee, for any of the following purposes:

     o    to correct or amplify the description of any property at any time subject to the lien of the indenture, or better to assure, convey and confirm unto the indenture trustee any property subject or required to be subjected to the lien of the indenture, or to subject to the lien of the indenture additional property;

     o    to evidence the succession, in compliance with the applicable provisions thereof, of another person to the issuing entity, and the assumption by any such successor of the covenants of the issuing entity contained therein and in the notes and the Class C certificate;

     o    to add to the covenants of the issuing entity, for the benefit of the noteholders and the Class C certificateholder, or to surrender any right or power conferred upon the issuing entity;

     o    to convey, transfer, assign, mortgage or pledge any property to or with the indenture trustee;

                                      S-80

     o    to cure any ambiguity, to correct or supplement any provision therein or in any supplemental indenture which may be inconsistent with any other provision therein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under the Indenture or in any supplemental indenture; provided, that such action shall not adversely affect in any material respect the interests of the noteholders as evidenced by confirmation from each rating agency that such supplemental indenture will not result in the reduction or withdrawal of the then current ratings of the notes;

     o    to evidence and provide for the acceptance of the appointment thereunder by a successor indenture trustee with respect to the notes and the Class C certificate and to add to or change any of the provisions of the indenture as shall be necessary to facilitate the administration of the trusts thereunder by more than one trustee, pursuant to the requirements of the indenture; or

     o    to modify, eliminate or add to the provisions of the indenture to such extent as shall be necessary to effect the qualification of the indenture under the Trust Indenture Act of 1939, as amended, or under any similar federal statute hereafter enacted and to add to the indenture such other provisions as may be expressly required by the
          Trust Indenture Act of 1939, as amended.

     The issuing entity and the indenture trustee may also, with prior notice to the rating agencies and with the consent of the insurer (or, if an insurer default shall have occurred and be continuing, the Class A noteholders representing more than 50% of then outstanding principal amount of the Class A
Notes and the Class C certificateholder, if affected thereby) enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the indenture or of modifying in any manner the rights of the noteholders or the Class C certificateholder under the indenture; provided, however, that, subject to the express rights of the insurer under the trust documents, no such supplemental indenture shall, without the consent of each affected noteholder and, if the result of such supplemental indenture is to reduce or change the priority of payments payable to the Class C certificateholder or to accelerate or postpone the scheduled date of any payment payable to the Class C certificateholder, the
Class C certificateholder:

     o    change the date of payment of any installment of principal of or interest on any note or the Class C certificate, or reduce the principal amount thereof, the applicable interest rate thereon or the redemption price with respect thereto, change the provision of the indenture relating to the application of collections on, or the proceeds of the sale of, the trust assets to payment of principal of or interest on the notes or the Class C certificate, or change any place of payment where, or the coin or currency in which, any note or the Class C certificate or the interest thereon is payable;

     o    impair the right to institute suit for the enforcement of the provisions of the indenture requiring the application of funds available therefor to the payment of any such amount due on the notes or the Class C certificate on or after the respective due dates thereof (or, in the case of redemption, on or after the date of redemption);

     o    reduce the percentage of the outstanding principal amount of the notes or the principal balance of the Class C certificate, the consent of the holders of which is required for any such supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with certain provisions of the indenture or certain defaults thereunder and their consequences provided for in the indenture;

                                      S-81

     o    reduce the percentage of the outstanding principal amount of the notes or the principal balance of the Class C certificate required to direct the indenture trustee to direct the issuing entity to sell or liquidate the trust assets;

     o    modify any provision of the amendment section of the indenture except to increase any percentage specified therein or to provide that certain additional provisions of the indenture cannot be modified or waived without the consent of each affected noteholder or Class C certificateholder (so long as the Class C certificate are
          outstanding);

     o    modify any of the provisions of the indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any note or the Class C certificate on any payment date (including the calculation of any of the individual components of such calculation) or to affect the rights of the noteholders to the benefit of any provisions for the mandatory redemption of the notes contained in the indenture; or

     o    permit the creation of any lien ranking prior to or on a parity with the lien of the indenture with respect to any part of the trust assets or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any property at any time subject thereto or deprive any noteholder or Class C certificateholder of the security provided by the lien of the indenture.

                                   THE POLICY

     The following statements summarize the material terms of the policy. This summary does not purport to be complete and is qualified in its entirety by reference to the policy.

     Simultaneously with the issuance of the notes, the insurer will deliver the policy to the trust collateral agent for the benefit of each holder of a Class A
Note. Under the policy, the insurer unconditionally and irrevocably guarantees to the trust collateral agent for the benefit of each Class A noteholder the full and complete payment of (i) the Scheduled Payments (as defined below) with respect to the Class A Notes; and (ii) any Scheduled Payments which subsequently are avoided in whole or in part as a preference payment under applicable law.

     "Scheduled Payments" means, with respect to each payment date, the payments to be made to the Class A noteholders in an aggregate amount equal to (i) the
Class A Noteholders' Interest Payment Amount (as defined in the Glossary) and the Noteholders' Remaining Parity Deficit Amount (as defined in the Glossary), and (ii) on each payment date which is a final scheduled payment date for a class of Class A Notes, the then outstanding principal amount of that class of
Class A Notes, in each case in accordance with the original terms of the Class A
Notes when issued and without regard to any amendment or modification of the
Class A Notes, the indenture, or the sale and servicing agreement except amendments or modifications to which the insurer has given its prior written consent; provided, however, that Scheduled Payments shall not include (x) any portion of the Class A Noteholders' Interest Payment Amount due to Class A
noteholders because the appropriate notice and certificate for payment in proper form was not timely Received (as defined below) by the insurer or (y) any portion of the Class A Noteholders' Interest Payment Amount due to Class A
noteholders representing interest on any Interest Carryover Shortfall with respect to the Class A Notes, unless, in each case, the insurer elects, in its sole discretion, to pay such amount in whole or in part. Scheduled Payments do not include payments that become due on an accelerated basis as a result of (a)
a default by the trust, (b) an election by the trust to pay principal on an accelerated basis, (c) the occurrence of an event of default under the indenture or (d) any other cause, unless, in each case, the insurer elects, in its sole discretion, to pay such amount on an accelerated basis in whole or in part.
Scheduled Payments shall not include any amounts due in respect of

                                      S-82

the Class A Notes attributable to any increase in interest rate, penalty or other sum (other than Scheduled Payments as defined above) payable by the trust by reason of any default or event of default in respect of the Class A Notes, nor shall Scheduled Payments include, nor shall coverage be provided under the policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled
Payment to a Class A noteholder.

     "Policy Claim Amount" means, on any payment date, the Scheduled Payments for such payment date minus the sum of (x) Available Funds remaining on deposit with the trust collateral agent after the payment of items 1 through 3 under the caption "Description of the Transaction Documents--Distributions--Payment Date
Payments" and (y) without duplication, (1) the amount remaining on deposit in the spread account on such payment date after taking into account any prior withdrawals therefrom and (2) the amount remaining on deposit in the supplemental enhancement account (other than investment earnings) on such payment date after taking into account any prior withdrawals therefrom.

     Payment of claims on the policy made in respect of the Scheduled Payments will be made by the insurer following Receipt (as defined below) by the insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon,
New York City time, on the third Business Day following Receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the payment date on which such payment was due on the notes.

     If payment of any amount avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law is required to be made under the policy, the insurer shall cause such payment to be made on the later of (a)
the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the insurer from the trust collateral agent of (A) a certified copy of the order (the
"Order") of the court or other governmental body which exercised jurisdiction to the effect that a Class A noteholder is required to return the amount of any
Scheduled Payments paid with respect to the Class A Notes during the term of the policy because such payments were avoidable as preference payments under applicable bankruptcy law, (B) a certificate of the Class A noteholder that the
Order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the Class A noteholder, in such form as is reasonably required by the insurer and provided to the noteholder by the insurer, irrevocably assigning to the insurer all rights and claims of the noteholder relating to or arising under the Class A Notes against the debtor which made such preference payment or otherwise with respect to such preference payment, or (ii) the date of Receipt by the insurer from the trust collateral agent of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, the insurer will have Received written notice from the trust collateral agent that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the trust collateral agent or any
Class A noteholder directly (unless a Class A noteholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the trust collateral agent for payment to such noteholder upon proof of such payment reasonably satisfactory to the insurer). In connection with the foregoing, the insurer shall have the rights provided pursuant to the sale and servicing agreement, including, without limitation, the right to direct all matters relating to any preference claim and subrogation to the rights of the trust collateral agent and each Class A noteholder in the conduct of any proceeding with respect of a preference claim.

     The terms "Receipt" and "Received" with respect to the policy, shall mean actual delivery to the insurer and to its fiscal agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the policy by the trust collateral agent is not in proper form or is not properly completed, executed or

                                      S-83

delivered, it shall be deemed not to have been Received, and the insurer or its fiscal agent shall promptly so advise the trust collateral agent and the trust collateral agent may submit an amended notice.

     Under the policy, "Business Day" means any day other than (i) a Saturday or
Sunday or (ii) a day on which banking institutions in the City of New York, the
State of New Jersey, the State of Delaware, the city in which the corporate trust office of the trust collateral agent or the owner trustee is relocated subject to prior written notice with respect to such address to the noteholders, the servicer and the insurer or any other location of any successor servicer, successor indenture trustee, successor trust collateral agent or successor owner trustee are authorized or obligated by law or executive order to be closed.

     The insurer's obligations under the policy in respect of the Scheduled
Payments shall be discharged to the extent funds are transferred to the trust collateral agent as provided in the policy whether or not such funds are properly applied by the trust collateral agent.

     The insurer shall be subrogated to the rights of each Class A noteholder to receive payments of principal and interest to the extent of any payment by the insurer under the policy.

     The insurer shall not be required to make any payment to the extent that any force majeure event or governmental act prevents the insurer from performing its obligations under the policy or such performance is otherwise rendered impossible, in which event the insurer agrees to (i) use commercially reasonable efforts to perform its obligations under the policy notwithstanding such force majeure event, governmental act or impossibility of performance and (ii) perform its obligations under the policy promptly following cessation of such force majeure event, governmental act or impossibility of performance.

     Claims under the policy constitute direct, unsecured and unsubordinated obligations of the insurer ranking not less than pari passu with other unsecured and unsubordinated indebtedness of the insurer for borrowed money. Claims against the insurer under the policy and claims against the insurer under each other financial guaranty insurance policy issued thereby constitute pari passu claims against the general assets of the insurer. The terms of the policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the trust. The policy may not be canceled or revoked prior to payment in full of all Scheduled Payments with respect to the
Class A Notes. The policy is governed by the laws of the State of New York.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     You should consider the following discussion of certain material federal income tax consequences to investors of the purchase, ownership and disposition of the notes only in connection with "Material Federal Income Tax Consequences"
in the prospectus. The discussion in this free writing prospectus and in the prospectus is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change. The discussion in this free writing prospectus and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors. Some holders, including insurance companies, tax-exempt organizations, financial institutions or broker dealers, taxpayers subject to the alternative minimum tax, holders that will hold the notes as part of a hedge, straddle, constructive sale or conversion transaction, and holders that will hold the notes as other than capital assets may be subject to special rules that are not discussed below or in the prospectus. You are encouraged to consult with your own tax advisors to determine the particular federal, state, local and any other tax consequences of the purchase, ownership and disposition of the notes.

                                      S-84

TAX CHARACTERIZATION OF THE ISSUING ENTITY

     Dewey Ballantine LLP is our tax counsel and is of the opinion that, assuming the parties will comply with the terms of the governing agreements, the issuing entity will not be characterized as an association, or publicly traded partnership, taxable as a corporation for federal income tax purposes.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

          Treatment of the Notes as Indebtedness

     The depositor agrees, and the noteholders will agree by their purchase of notes, to treat the notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of securities with terms substantially the same as the notes. In general, whether instruments such as the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction under which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled.

     The Internal Revenue Service, the IRS, and the courts have stated various factors to be taken into account in determining, for federal income tax purposes, whether or not an instrument constitutes indebtedness and whether a transfer of property is a sale because the depositor has relinquished substantial incidents of ownership in the property or whether the transfer is a borrowing secured by the property.

     On the basis of its analysis of the above factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, tax counsel is of the opinion that, for federal income tax purposes, the Class A
Notes will be treated as indebtedness. See "Material Federal Income Tax
Consequences -- Debt Securities" in the prospectus.

     If the notes are characterized as indebtedness, interest paid or accrued on a note will be treated as ordinary income to the noteholders and principal payments on a note will be treated as a return of capital to the extent of the noteholder's basis in the note allocable thereto. An accrual method taxpayer will be required to include in income interest on the notes when earned, even if not paid, unless it is determined to be uncollectible. The issuing entity will report to noteholders of record and the IRS regarding the interest paid and original issue discount, if any, accrued on the notes to the extent required by law.

          Possible Alternative Characterization of the Notes

     Although, as described above, it is tax counsel's opinion that, for federal income tax purposes, the Class A Notes will be characterized as indebtedness, this opinion is not binding on the IRS and thus no assurance can be given that this characterization will prevail. If the IRS successfully asserted that one or more classes of the notes did not represent indebtedness for federal income tax purposes, the holders of such class of notes would likely be treated as owning an interest in a partnership and not an interest in an association or publicly traded partnership, taxable as a corporation. If such noteholders were treated as owning an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on its respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of types of income and deductions for a noteholder would differ if the notes were held to constitute partnership interests, rather than indebtedness. Since the issuing entity will treat the notes as indebtedness for federal income tax purposes, the servicer will not attempt to satisfy the tax reporting requirements that would apply under this alternative characterization of the notes. Investors that are foreign persons are encouraged to consult

                                      S-85

their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the notes.
See "--Other Matters" below.

          Discount and Premium

     We do not anticipate issuing notes with any original issue discount. See
"Material Federal Income Tax Consequences--Discount and Premium--Original Issue
Discount" in the prospectus. The prepayment assumption that will be used to calculate accruals of original issue discount, if any, is 1.7 ABS. In addition, a subsequent purchaser who buys a note for less than its principal amount may be subject to the "market discount" rules of the Internal Revenue Code of 1986, the
CODE. See "Material Federal Income Tax Consequences--Discount and
Premium--Market Discount" in the prospectus. A subsequent purchaser who buys a note for more than its principal amount may be subject to the "market premium"
rules of the Code. See "Material Federal Income Tax Consequences--Discount and
Premium--Premium" in the prospectus.

          Sale or Redemption of Notes

     If a note is sold or retired, the depositor will recognize gain or loss equal to the difference between the amount realized on the sale and such holder's adjusted basis in the note. See "Material Federal Income Tax
Consequences--Debt Securities--Sale or Exchange of Debt Securities" in the
prospectus.

          Other Matters

     For a discussion of backup withholding and taxation of foreign investors in the notes, see "Material Federal Income Tax Consequences--Backup Withholding and
Information Reporting" and "--Foreign Investors--Grantor Trust Securities and
Debt Securities" in the prospectus and Annex A of this free writing prospectus.

                        STATE AND LOCAL TAX CONSEQUENCES

     You are encouraged to consider the state and local income tax consequences of the purchase, ownership and disposition of the notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, you should consult with your own tax advisors as to the various state and local tax consequences of investment in the notes.

                              ERISA CONSIDERATIONS

     The Class A Notes may be purchased by pension, profit sharing and other employee benefit plans as described in the prospectus under "ERISA
Considerations - ERISA Considerations regarding Securities which are Notes." The
Class A Notes should be treated as indebtedness without substantial equity features for purposes of the plan asset regulations. This determination is based in part on the traditional debt features of the Class A Notes, including the reasonable expectation of purchasers of Class A Notes that the Class A Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the Class A Notes for
ERISA purposes could change if the trust incurred losses. As described in the prospectus, even if the Class A Notes are treated as debt, the acquisition or holding of the Class A Notes by or on behalf of an employee benefit plan could still result in a prohibited transaction if such acquisition or holding were deemed to be a prohibited purchase from or loan to a party in interest or disqualified person with respect to the plan. Accordingly, each

                                      S-86

purchaser and each transferee using the assets of a plan subject to ERISA or
Section 4975 of the Code to acquire the Class A Notes will be deemed to have represented that the acquisition and continued holding of the Class A Notes will be covered by a Department of Labor prohibited transaction class exemption.

     Any plan fiduciary considering the purchase of a Class A Note may wish to consult with its counsel as to the potential applicability of ERISA and the
Code, including the prohibitions against fiduciary conflicts of interest, to the investment. Moreover, each plan fiduciary may wish to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Class A Notes is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

     The sale of Class A Notes to a plan is in no respect a representation by the sponsor or the underwriters that this investment meets all relevant legal requirements for investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

                                LEGAL PROCEEDINGS

     As a consumer finance company, the sponsor is subject to various consumer claims and litigation seeking damages and statutory penalties, based upon, among other things, usury, disclosure inaccuracies, wrongful repossession, violations of bankruptcy stay provisions, certificate of title disputes, fraud, breach of contract and discriminatory treatment of credit applicants. Some litigation against the sponsor could take the form of class action complaints by consumers.
As the assignee of automobile contracts originated by dealers, the sponsor may also be named as a co-defendant in lawsuits filed by consumers principally against dealers. The damages and penalties claimed by consumers in these types of matters can be substantial. The relief requested by the plaintiffs varies but can include requests for compensatory, statutory and punitive damages. The sponsor believes that it has taken prudent steps to address and mitigate the litigation risks associated with its business activities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the ordinary course of business from time to time, the sponsor and its affiliates have business relationships and agreements with affiliates of the owner trustee and the indenture trustee, including commercial banking, committed credit facilities, underwriting agreements, hedging agreements and financial advisory services, all on arm's length terms and conditions.

     The owner trustee is not an affiliate of any of the depositor, the sponsor, the servicer, the trust, the indenture trustee or the backup servicer. However, the owner trustee and one or more of its affiliates may from time to time engage in arm's length transactions with the depositor, the sponsor, the indenture trustee, the backup servicer or affiliates of any of them, that are distinct from its role as owner trustee, including transactions both related and unrelated to the securitization of contracts.

     The indenture trustee is not an affiliate of any of the depositor, the sponsor, the servicer, the issuing entity or the owner trustee. However, the indenture trustee and one or more of its affiliates may, from time to time, engage in arm's length transactions with the depositor, the sponsor, the owner trustee or affiliates of any of them, that are distinct from its role as trustee, including transactions both related and unrelated to the securitization of contracts.

     The sponsor and the depositor are affiliates and also engage in other transactions with each other involving securitizations and sales of contracts.

                                      S-87

     The depositor or the sponsor may use the net proceeds to pay its debt, including "warehouse" debt secured by the contracts prior to their sale to the issuing entity. This warehouse debt may have been owed to either underwriter or its respective affiliates.

                                     RATINGS

     It is a condition to the notes' issuance that the Class A-1 Notes be rated
"A-1+" by Standard & Poor's Ratings Services, S&P, "P-1" by Moody's Investors
Service, Inc., MOODY'S and, together with S&P, the RATING AGENCIES, and that the
Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by S&P" and "Aaa" by
Moody's. The ratings of the Class A Notes by Moody's and the Class A-2, Class
A-3 and Class A-4 Notes by S&P will be substantially based on the insurance policy. The ratings issued by S&P of the Class A-1 Notes will be issued without regard to the benefit afforded to the Class A-1 Notes by the insurance policy.
Each rating agency assigned to rate the notes will monitor the ratings using its normal surveillance procedures. Rating agencies may change or withdraw an assigned rating at any time. No party to the transaction documents will be responsible for monitoring any changes to the ratings on the notes.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The ratings assigned to the notes address the likelihood of the receipt by the noteholders of all distributions to which the noteholders are entitled by their respective final scheduled payment dates. The ratings assigned to the notes do not represent any assessment of the likelihood that principal prepayments might differ from those originally anticipated or address the possibility that noteholders might suffer a lower than anticipated yield.

                                     EXPERTS

     The consolidated balance sheets of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December
31, 2005, incorporated by reference in this free writing prospectus, have been incorporated in this free writing prospectus in reliance on the report of
PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

     In addition to the legal opinions described in the prospectus, certain federal income tax and other matters have been passed upon for the sponsor, the depositor, LBARC-WI and the issuing entity by Dewey Ballantine LLP. Certain legal matters relating to the notes have been passed upon for the underwriters by Sidley Austin LLP. Certain legal matters have been passed upon for Financial
Security by Brian H. Mellstrom, Associate General Counsel to Financial Security.

                                      S-88

                                    GLOSSARY

     "Available Funds" means, for each payment date, the sum, without duplication, of:

     o    the collected funds for the related collection period (including amounts received in connection with extensions, rebates or adjustments on contracts granted by the servicer pursuant to the sale and servicing agreement);

     o    the Liquidation Proceeds collected during the related collection period;

     o    the proceeds from recoveries on liquidated contracts collected during the related collection period, net of the reasonable costs of liquidation;

     o    all purchase amounts deposited in the collection account during the related collection period;

     o    income on investments held in the collection account; and

     o    with respect to the payment date immediately following the end of the funding period, the remaining pre-funded amount, if any.

     Available Funds shall not include investment earnings on amounts in the supplemental enhancement account.

     "Class A Noteholders' Interest Payment Amount" means, for any payment date, the Interest Payment Amount due with respect to the Class A-1, Class A-2, Class
A-3 and Class A-4 Notes as of that payment date.

     "Class A Noteholders' Principal Payment Amount" means, for any payment date, the Principal Payment Amount for that payment date.

     "Cram Down Loss" means, for any contract, other than a liquidated contract, if a court of appropriate jurisdiction in an insolvency proceeding issued an order reducing the amount owed on the contract or otherwise modifying or restructuring the scheduled payments to be made on the contract, an amount equal to:

     o    the excess of the contract's principal balance immediately prior to the order relating to the contract over the contract's principal balance as reduced; plus

     o    if the court issued an order reducing the effective interest rate on the contract, the excess of the contract's net present value (using a discount rate equal to the adjusted APR on such contract) of the scheduled payments as so modified or restructured over the contract's net present value (using as the discount rate equal to the original
          APR on the contract) of the scheduled payments as so modified or restructured.

     A Cram Down Loss shall be deemed to have occurred on the order's issuance date.

     "Cumulative Gross Default Trigger" means, with respect to any determination date, a fraction expressed as a percentage (i) the numerator of which is equal to the sum (without duplication) of (a) the aggregate outstanding principal balance of the contracts which became defaulted contracts (each such principal balance calculated as of the last day of the collection period during which such contract became a defaulted contract) and (b) the aggregate outstanding principal balance (as of the related repurchase

                                      S-89

date) of all contracts that were repurchased by the sponsor or the servicer, which were 30 days or more delinquent (calculated based on a 360-day year of twelve 30-day months) with respect to more than 5% of the payment scheduled to be made by the related obligor at the time of such repurchase and (ii) the denominator of which is equal to the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the aggregate principal balance of the subsequent contracts as of the related subsequent cutoff date.

     "Cumulative Net Loss Trigger" means, with respect to any determination date, a fraction, expressed as a percentage, the numerator of which is equal to
(i) the sum of (a) the aggregate of the principal balances of all contracts that became liquidated contracts (each such principal balance calculated as of the first day of the collection period during which such contract became a liquidated contract), and (b) the amount of any Cram Down Losses less (ii) the
Liquidation Proceeds and recoveries received by the issuing entity with respect to contracts which became liquidated contracts, and the denominator of which is equal to the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the aggregate principal balance of the subsequent contracts as of the related subsequent cutoff date.

     "Delinquency Rate Trigger" means, with respect to any determination date, the arithmetic average of the Delinquency Ratios for each of the three collection periods immediately preceding the collection period in which such determination date occurs.

     "Delinquency Ratio" means, with respect to any collection period, a fraction, expressed as a percentage, (a) the numerator of which is equal to the aggregate of the principal balances (as of the end of such collection period) of all contracts other than defaulted contracts that were 30 or more days delinquent (calculated based on a 360-day year of twelve 30-day months) as of the end of such collection period with respect to more than 5% of the payment scheduled to be made by the related obligor, and (b) the denominator of which is equal to the aggregate outstanding principal balance of the contracts as of the end of such collection period.

     "Interest Carryover Shortfall" means, for any payment date and for any class of notes, all or any portion of the Interest Payment Amount from any prior payment date which remains unpaid plus, to the extent permitted by law, interest on the unpaid amount at the interest rate paid on the applicable class of notes from the preceding payment date to but excluding the payment date.

     "Interest Payment Amount" means, for any payment date and any class of notes, the sum of the Monthly Interest Payment Amount for such payment date and the Interest Carryover Shortfall, if any, calculated as of such payment date, in each case, with respect to such class of notes.

     "Liquidation Proceeds" means, for liquidated contracts:

     o    proceeds received by the servicer from whatever source for a liquidated contract (including, without limitation, proceeds received in connection with 60 day delinquent contracts that the servicer has directed the issuing entity to sell to a third party) during the collection period in which the contract was liquidated; minus

     o    the servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from the proceeds, and any amounts the servicer is required by law to remit to the obligor.

     "Monthly Interest Payment Amount" means, for any payment date and any class of notes, the interest accrued during the applicable interest period on the principal amount of such class of notes

                                      S-90

outstanding as of the end of the prior payment date or, in the case of the first payment date, as of the closing date calculated, with respect to the Class A-1
Notes, on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period and with respect to the Class A-2 Notes, the Class
A-3 Notes and the Class A-4 Notes, on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 29 days).

     "Noteholders' Remaining Parity Deficit Amount" means with respect to any payment date, the excess, if any, of (x) the aggregate remaining principal amount of the notes outstanding on such payment date, after giving effect to all reductions in such aggregate principal amount from (i) the spread account and
(ii) the supplemental enhancement account over (y) the sum of the aggregate principal balance of the contracts at the end of the prior calendar month plus any remaining pre-funded amount.

     "Overcollateralization Amount" means, as of any date of determination, the difference between (i) the sum of the aggregate outstanding principal balance of the contracts plus any remaining pre-funded amount and (ii) the aggregate principal amount of the Class A Notes.

     "Principal Payment Amount" means, (i) for any payment date other than the final scheduled payment date for any class of the Class A Notes, the amount, if any, by which the outstanding principal amount of the Class A Notes exceeds the sum of (a) the aggregate outstanding principal balance of the contracts as of the end of the related collection period and (b) any amounts remaining in the pre-funding account; and (ii) with respect to the final scheduled payment date for any class of the Class A Notes, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding principal amount of the respective class of notes.

     "Required Overcollateralization Target" means, for any payment date, the
Required Total Enhancement Amount minus the amount on deposit in the spread account.

     "Required Total Enhancement Amount" means, for any date of determination, the greater of (i) 2.25% of the sum of the aggregate principal balance of the contracts as of the initial cutoff date plus the initial pre-funded amount and
(ii) 9.00% of the aggregate outstanding principal balance of the contracts plus amounts outstanding in the pre-funding amount. The Required Total Enhancement
Amount may be increased during the occurrence of a Trigger Event, or may otherwise be modified, as described in this free writing prospectus.

     "Spread Account Requisite Amount" means, initially, the cash deposit with which the issuing entity will fund the spread account equal to 1.25% of the aggregate principal balance of the contracts as of the initial cutoff date. The issuing entity will fund the spread account with additional cash deposits equal to 1.25% of the aggregate principal balance of the subsequent contracts. The
Spread Account Requisite Amount may be increased during the occurrence of a
Trigger Event, or may be otherwise modified, as described in this free writing prospectus.

     "Total Enhancement Amount" means, for any date of determination, the sum of
(i) amounts on deposit in the spread account, (ii) amounts on deposit in the supplemental enhancement account (exclusive of investment earnings) and (iii)
the Overcollateralization Amount.

                                      S-91

     "Trigger Event" means, for any date of determination an event that is in effect when any of the thresholds in the below chart are exceeded:

           Cumulative    Cumulative
         Gross Default    Net Loss     Delinquency
Period      Trigger        Trigger    Rate Trigger
------   -------------   ----------   ------------
   3          1.57%         0.79%        4.25%
   6          3.13%         1.57%        4.25%
   9          3.73%         1.96%        4.25%
  12          5.88%         3.13%        4.25%
  15          6.77%         3.56%        5.25%
  18          8.56%         4.28%        5.25%
  21          8.98%         4.66%        5.25%
  24          9.40%         5.17%        5.25%
  27         10.00%         5.50%        6.25%
  30         10.91%         6.00%        6.25%
  33         11.52%         6.34%        6.25%
  36         12.12%         6.67%        6.25%
  39         12.43%         6.83%        6.25%
  42         12.72%         7.00%        6.25%
  45         12.72%         7.00%        6.25%
  48         12.72%         7.00%        6.25%
  51         12.72%         7.00%        6.25%
  54         12.72%         7.00%        6.25%
  57         12.72%         7.00%        6.25%
  60         12.72%         7.00%        6.25%

     If a Trigger Event described above has occurred and is continuing, the
Required Total Enhancement Amount will be 14.00%.

           Cumulative    Cumulative
         Gross Default    Net Loss     Delinquency
Period      Trigger        Trigger    Rate Trigger
------   -------------   ----------   ------------
   3          1.85%         1.02%        6.25%
   6          3.39%         1.87%        6.25%
   9          4.31%         2.37%        6.25%
  12          6.15%         3.39%        6.25%
  15          7.00%         3.85%        7.25%
  18          8.39%         4.61%        7.25%
  21          9.80%         5.39%        7.25%
  24         10.63%         5.85%        7.25%
  27         11.48%         6.31%        8.25%
  30         12.30%         6.76%        8.25%
  33         13.15%         7.24%        8.25%
  36         13.71%         7.54%        8.25%
  39         13.98%         7.69%        8.25%
  42         14.54%         8.00%        8.25%
  45         14.54%         8.00%        8.25%
  48         14.54%         8.00%        8.25%

                                      S-92

           Cumulative    Cumulative
         Gross Default    Net Loss     Delinquency
Period      Trigger        Trigger    Rate Trigger
------   -------------   ----------   ------------
  51         14.54%         8.00%        8.25%
  54         14.54%         8.00%        8.25%
  57         14.54%         8.00%        8.25%
  60         14.54%         8.00%        8.25%

     If a Trigger Event described above has occurred and is continuing, the
Spread Account Requisite Amount will be unlimited.

     All or any of the thresholds specified above may be amended, waived, reduced, increased or terminated by the insurer, the trust collateral agent and the depositor without the consent of the indenture trustee or the noteholders so long as certain insurer defaults shall not have occurred and be continuing.

                                      S-93

                                     ANNEX A

Clearance, Settlement and Tax Documentation Procedures

NOTICE TO INVESTORS: THIS ANNEX A IS AN INTEGRAL PART OF THE FREE WRITING
PROSPECTUS TO WHICH IT IS ATTACHED.

     Except in limited circumstances, the Class A Notes, or the securities, will be available only in book-entry form. Investors in the securities may hold the securities through any of DTC, Clearstream, Luxembourg or Euroclear. The
securities will be tradable as home market instruments in both the European and
U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream, Luxembourg and Euroclear and in accordance with conventional eurobond practice, which is seven calendar day settlement.

     Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC participants holding securities will be effected on a delivery-against-payment basis through the respective Depositaries of
Clearstream, Luxembourg and Euroclear and as DTC participants.

     Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless the holders meet a number of requirements and deliver appropriate
U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All securities will be held in book-entry form by DTC in the name of Cede &
Co. as nominee of DTC. Investors' interests in the securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their relevant depository which in turn will hold these positions in their accounts as DTC participants.

     Investors electing to hold their securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary security and no lock-up or restricted period. Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

                                       A-1

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and depositor's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants

     Secondary market trading between DTC participants will be settled using the procedures applicable to asset-back securities issues in same-day funds.

     Trading between Clearstream, Luxembourg or Euroclear Participants

     Secondary market trading between Clearstream, Luxembourg participants or
Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC, Depositor and Clearstream, Luxembourg or Euroclear
Participants

     When securities are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant, the purchaser will send instructions to Clearstream, Luxembourg or
Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day prior to settlement. Clearstream, Luxembourg or
Euroclear will instruct the relevant depository, as the case may be, to receive the securities against payment. Payment will include interest accrued on the securities from and including the last coupon distribution date to and excluding the settlement date. Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2 Notes, the Class A-3 Notes and the
Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 29 days), as applicable, in accordance with the terms of the applicable securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depository to the DTC participant's account against delivery of the securities. After settlement has been completed, the securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The securities credit will appear the next day, European time and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date and the trade fails, the
Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream,
Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the securities are credited to their account one day later.

                                       A-2

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants purchasing securities would incur overdraft charges for one day, assuming they cleared the overdraft when the securities were credited to their accounts. However, interest on the securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although the result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for crediting global securities to the respective European depository for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC depositor on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream, Luxembourg or Euroclear Depositor and DTC
Purchaser

     Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The depositor will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream, Luxembourg or
Euroclear will instruct the respective depository, as appropriate, to credit the securities to the DTC participant's account against payment. The payment will then be reflected in the account of Clearstream, Luxembourg participant or
Euroclear participant the following day, and receipt of the cash proceeds in the
Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. In the event that the Clearstream, Luxembourg participant or Euroclear participant has a line of credit with its respective clearing system and elects to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date and the trade fails, receipt of the cash proceeds in the
Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream,
Luxembourg participants or Euroclear participants may wish to note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

o    borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the trade is reflected in their Clearstream,
     Luxembourg or Euroclear accounts in accordance with the clearing system's customary procedures;

o    borrowing the securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

                                       A-3

o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of securities holding securities through Clearstream,
Luxembourg or Euroclear, or through DTC if the holder has an address outside the
U.S., will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

          (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S.
     entity required to withhold tax complies with applicable certification requirements; and

          (2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

          This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations. You are encouraged to consult with your own tax advisors for specific tax advice concerning your holding and disposing of the securities.

     Exemption for Non-U.S. Persons-Form W-8BEN

          Beneficial owners of global securities that are non-U.S. persons, as defined below, generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial
Owner for United States Withholding). Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (a "TIN") is valid for a period of three years beginning on the date that the form is signed. If the information shown on
Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstance renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

     Exemption for Non-U.S. Persons with Effectively Connected Income-Form
W-8ECI

          A non-U.S. person, as defined below, may claim an exemption from the withholding tax on income effectively connected with the conduct of a trade or business in the United States by filing Form W-8ECI (Certificate of Foreign
Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States). The Form W-8ECI
is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8ECI changes, a new Form W-8ECI must be filed within 30 days of the change.

     Exemption or Reduced Rate for non-U.S. Persons Resident in Treaty
Countries-Form W-8BEN.

          A non-U.S. person may claim treaty benefits by filing Form W-8BEN,
(Certificate of Foreign Status of Beneficial Owner for United States Tax
Withholding). Generally,

                                       A-4

a Form W-8BEN provided without a U.S. taxpayer identification number (a "TIN")
is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstance renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

     Exemption for U.S. Persons-Form W-9

          U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and
Certification).

     A U.S. person is:

          (1) a citizen or resident of the United States;

          (2) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof;

          (3) an estate that is subject to U.S. federal income tax regardless of the source of its income; or

          (4) a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantive decisions of the trust.

          A non-U.S. person is any person other than a U.S. person or a partnership.

                                       A-5

                                     ANNEX B

                        SPONSOR'S STATIC POOL INFORMATION

LBAC Corp.

             SECURITIZATION STATIC POOL REPORTING FOR REGULATION AB

                                 [LBA CORP LOGO]

                                TABLE OF CONTENTS

1.   Definitions

2.   Summary of Long Beach Securitizations and Pool Characteristics

3.   Geographic Distribution of Loan Contracts by Loan Origination State by
     Units and Dollar Amounts

4.   Distribution of Loan Contracts by Interest Rate by Units and Dollar Amounts

5.   Securitization Composition by Fico Score Bands

6.   Cumulative Losses: Cumulative Default Receivable Dollars, Net Liquidated
     Receivables

7.   Prepayment Statistics: ABS Prepay Speeds

8.   Delinquency Statistics: 30-59 Days Delinquent, 60-89 Days Delinquent, 90+
     Days Delinquent

                                       B-1

LBAC Corp.

DEFINITIONS:

SECURITIZATION TRANSACTION STRUCTURES:

Insured Transaction: - Transactions containing an insurance policy that guarantees the timely payment of interest and the ultimate payment of principal due on the asset backed securities.

Senior SubordinateTransactions - Transactions that contain subordinate asset-backed securities to provide credit enhancement for the senior asset-backed securities. Such subordinate securities will incur losses before the more senior securities.

Issuer - Name of the transaction. The naming convention is as follows: Long
Beach Acceptance Auto Receivables Trust, The year (ex. 2001) in which the transaction was completed followed by a letter (A, B or C) that denotes the order that the transactions were completed within the year.

Cutoff Date - The date on which automobile loan contracts were pledged/sold into the securitization.

Closing Date - The date on which the transfer of loan contracts to the securitization occurs and funds are released to the Sponsor for such automobile loan contracts. Bondholder interest begins to accrue on this date.

POOL ASSETS:

Portfolio Loans - The number of loan contracts sold into the securitization.

Cutoff Balance - The outstanding principal balance on the loan contracts that have been sold into the securitization.

Average Cutoff Balance - The average outstanding principal balance for the pool of loan contracts that have been sold into the securitization.

WEIGHTED AVERAGE:

Original Coupon - The weighted average of the annual percentage rate (APR) of the pool of loan contracts weighed by the original amount financed.

Cutoff Date Coupon - The weighted average of the annual percentage rate (APR) of the pool of loan contracts weighed by the cutoff balance.

Original Fico Score - The weighted average of the Fico Score (Fair Isaac Corp.)
of the pool of loan contracts weighed by the original amount financed. Long
Beach uses TransUnion, Equifax or Experien credit reports depending on the origination location of the loan contract.

Original Loan Term - The weighted average original term to maturity in months as of the original contract date.

Cutoff Date Remaining Term - The weighted average remaining term to maturity in months as of the cutoff date.

Original Loan to Value - The weighted average loan to value weighted on the original amount financed. LBAC defines loan to value as the ratio of amount financed to book value.

Insurance Provider - Entity providing the insurance policy on the transactions.
Long Beach utilizes Financial Security Assurance Inc. (FSA) and MBIA Insurance
Corporation (MBIA).

Overcollateralization (OC) - A form of credit enhancement that is created by the delivery of more automobile loan contracts to the securitization than securities issued by the securitization.

Initial OC - Level of overcollateralization required at the initial Closing
Date.

Target OC - Level of overcollateralization required to build in the securitization prior to the release of any excess cash to the Sponsor.

Spread Percentage - A percentage that represents the incremental yield earned on a bond over a benchmark security with a similar weighted-average life.

Depositor - An intermediary that sells the loans to the Trust in exchange for the Certificates.

Servicer -The entity that is obligated to service the loan contracts. Servicing includes the collection of payments, storage of titles and administration of the loan contract.

Owner Trustee - Administers the Trust in the interest of the Certificateholders, subject to the Basic Documents and executes on behalf of the Trust any license, approval, authorization or registration required by any governmental authority, bureau or agency, as notified by the Servicer and presented to the Owner Trustee in final execution form.

                                       B-2

LBAC Corp.

Indenture Trustee - Administers the funds or property specified in the indenture in a fiduciary capacity on behalf of the bondholders. The trustee is generally empowered to enforce the terms of the trust indenture on behalf of the bondholders.

Back-up Servicer - Party that agrees to take over the servicing of the pool if the primary Servicer fails to perform.

Liquidated Receivable - Means any Receivable with respect to which the earliest of any of the following shall have occurred (without duplication): (i) the
Receivable has been liquidated by the Servicer through the sale of the Financed
Vehicle, (ii) the related Obligor has failed to pay at least 95% of a Scheduled
Receivable Payment by its due date and such failure continues for 60 days
(calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a
360-day year consisting of twelve 30-day months) as of the end of a Collection
Period, (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable or (v) such Receivable is a Sold Receivable; provided, however, that Liquidated
Receivable shall not include any Optional Repurchased Receivable.

Liquidation Proceeds - Means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such
Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the
Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor; provided, however, that the
Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

Net Liquidated Receivables - the difference between a) the aggregate principal balance of all Liquidated Receivables minus b) Liquidation Proceeds received with respect to the Receivables described in clause (a).

Delinquent Receivable - Means any receivables other than Defaulted Receivables that were 30 or more days delinquent (calculated based on a 360-day year of twelve 30-day months) as of the end of such Collection Period with respect to more than 5% of a Scheduled Receivable Payment.

                                       B-3

LBAC Corp.

SUMMARY INFORMATION FOR ORIGINAL POOL CHARACTERISTICS

                                                                                        WEIGHTED AVG  WEIGHTED AVG  WEIGHTED AVG
                                                       POOL ASSETS                      ------------  ------------  ------------
                                   ---------------------------------------------------    ORIGINAL     FINAL POOL    FINAL POOL
ISSUER  CUTOFF DATE  CLOSING DATE  PORTFOLIO LOANS  CUTOFF BALANCE  AVG CUTOFF BALANCE     COUPON        COUPON      FICO SCORE
------  -----------  ------------  ---------------  --------------  ------------------  ------------  ------------  ------------

2002-A   07/31/2002    08/15/2002           14,337     250,000,000           17,437.40        14.79%        14.78%           599
2003-A   02/28/2003    03/13/2003           14,124     250,000,000           17,700.37        12.94%        12.66%           623
2003-B   05/31/2003    06/25/2003           14,350     250,000,000           17,421.60        11.77%        11.33%           637
2003-C   09/30/2003    10/30/2003           12,955     252,525,265           19,492.49         9.91%         9.84%           653
2004-A   02/29/2004    03/18/2004           16,418     303,030,302           18,457.20        10.48%        10.08%           650
2004-B   06/30/2004    07/16/2004           14,044     255,102,041           18,164.39        10.55%        10.08%           647
2004-C   11/30/2004    12/09/2004           19,476     353,535,354           18,152.36        11.01%        10.53%           645
2005-A   05/31/2005    06/21/2005           18,813     350,000,000           18,604.14        11.79%        11.38%           635
2005-B   09/30/2005    10/11/2005           17,151     350,000,000           20,283.00        11.48%        11.38%           639

        WEIGHTED AVG  WEIGHTED AVG
        ------------  ------------
         FINAL POOL    FINAL POOL             INSURANCE
ISSUER  CUSTOM SCORE    LOAN TERM             PROVIDER                      SERVICER                 OWNER TRUSTEE
------  ------------  ------------  ----------------------------  ---------------------------  ------------------------

2002-A           217          66.6  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2003-A           223          68.1  MBIA Insurance Corporation    Long Beach Acceptance Corp.  Wilmington Trust Company
2003-B           228          67.9  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2003-C           233          68.1  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2004-A           229          68.0  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2004-B           235          67.7  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2004-C           235          68.0  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2005-A           232          68.4  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2005-B           237          68.4  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company

ISSUER    INDENTURE TRUSTEE     BACK-UP SERVICER
------  --------------------  --------------------

2002-A  JP Morgan Chase Bank  JP Morgan Chase Bank
2003-A  JP Morgan Chase Bank  JP Morgan Chase Bank
2003-B  JP Morgan Chase Bank  JP Morgan Chase Bank
2003-C  JP Morgan Chase Bank  JP Morgan Chase Bank
2004-A  JP Morgan Chase Bank  JP Morgan Chase Bank
2004-B  Wells Fargo Bank      Wells Fargo Bank
2004-C  JP Morgan Chase Bank  JP Morgan Chase Bank
2005-A  Wells Fargo Bank      Wells Fargo Bank
2005-B  JP Morgan Chase Bank  JP Morgan Chase Bank

                                       B-4

LBAC Corp.

ORIGINAL GEOGRAPHIC DISTRIBUTION OF CONTRACTS BY ORIGINATION STATE

     Distribution by state that the contract was originally sold in.

                   2002-A                          2003-A                          2003-B
       ------------------------------  ------------------------------  ------------------------------
STATE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-----  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------

 AL         0            0     0.00%        0            0     0.00%        0            0     0.00%
 AZ     1,091   20,060,268     8.02%      858   16,721,836     6.69%      862   17,707,721     7.08%
 CA     3,842   72,590,577    29.04%    3,556   62,569,780    25.03%    4,063   68,569,921    27.43%
 CO       755   12,577,902     5.03%      699   13,351,746     5.34%      355    6,849,409     2.74%
 CT       107    1,640,747     0.66%      143    2,011,522     0.80%      198    2,233,144     0.89%
 DE       131    2,146,572     0.86%       76    1,298,250     0.52%       84    1,527,414     0.61%
 FL       677   11,636,963     4.65%      976   18,181,394     7.27%      873   16,323,826     6.53%
 GA       598   10,431,626     4.17%      718   13,784,038     5.51%      660   13,444,106     5.38%
 IL         0            0     0.00%      258      879,312     0.35%      101      660,591     0.26%
 IN        11      165,764     0.07%      150    2,485,245     0.99%      164    3,065,623     1.23%
 KS       192    3,309,307     1.32%      464    9,376,879     3.75%      219    4,088,753     1.64%
 MA       428    6,843,838     2.74%      352    6,150,942     2.46%      377    6,100,984     2.44%
 MD       138    2,463,971     0.99%        0            0     0.00%      242    4,398,930     1.76%
 ME         3       43,845     0.02%        2       19,158     0.01%        0            0     0.00%
 MI       105    1,844,925     0.74%      449    6,877,981     2.75%      240    3,850,855     1.54%
 MN        97    1,607,238     0.64%      105    1,919,987     0.77%       26      402,994     0.16%
 MO       333    5,525,303     2.21%      553    9,682,039     3.87%      465    8,654,903     3.46%
 MT         0            0     0.00%       10      202,123     0.08%       40      717,837     0.29%
 NC       403    7,026,962     2.81%      625   11,645,863     4.66%      536   10,157,001     4.06%
 NH       162    2,177,043     0.87%      111    1,615,141     0.65%       57      824,830     0.33%
 NJ       584   10,292,122     4.12%      469    7,822,584     3.13%      570    8,376,220     3.35%
 NM         0            0     0.00%        0            0     0.00%        0            0     0.00%
 NV       689   12,986,257     5.19%      654   13,183,281     5.27%      643   12,912,182     5.16%
 NY       905   13,588,794     5.44%      664    9,626,986     3.85%      914   10,279,828     4.11%
 OH        70    1,200,162     0.48%      116    1,717,687     0.69%       36      520,224     0.21%
 OK       959   15,271,385     6.11%      768   13,788,765     5.52%      587   11,104,709     4.44%
 OR       423    7,082,448     2.83%      284    5,104,123     2.04%      330    6,414,880     2.57%
 PA       426    6,441,708     2.58%        0            0     0.00%      721   11,115,394     4.45%
 RI         6      109,827     0.04%        0            0     0.00%       37      573,247     0.23%
 SC       442    7,465,995     2.99%      461    8,533,905     3.41%      388    7,227,663     2.89%
 TN         0            0     0.00%        0            0     0.00%        0            0     0.00%
 TX         0            0     0.00%        0            0     0.00%        0            0     0.00%
 VA        88    1,450,461     0.58%      119    2,224,831     0.89%       99    2,028,238     0.81%
 VT         3       41,744     0.02%        5       49,053     0.02%        3       11,558     0.00%
 WA       659   11,773,055     4.71%      476    9,129,445     3.65%      460    9,857,016     3.94%
 WY        10      203,192     0.08%        3       46,105     0.02%        0            0     0.00%
       ------  -----------             ------  -----------             ------  -----------
TOTAL  14,337  250,000,000             14,124  250,000,000             14,350  250,000,000

                   2003-C                          2004-A                          2004-B
       ------------------------------  ------------------------------  ------------------------------
STATE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS     BALANCE   % BALANCE
-----  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------

 AL         0            0     0.00%        0            0     0.00%        0            0     0.00%
 AZ       828   16,782,900     6.65%    1,131   23,176,020     7.65%    1,086   21,452,035     8.41%
 CA     3,821   75,385,886    29.85%    5,740  101,963,397    33.65%    5,268   93,792,326    36.77%
 CO       460    9,121,864     3.61%      410    8,172,335     2.70%      428    7,670,674     3.01%
 CT       113    1,679,874     0.67%      110    1,033,492     0.34%       59      383,394     0.15%
 DE        56    1,082,551     0.43%       47      734,512     0.24%       41      576,790     0.23%
 FL     1,282   24,795,968     9.82%    1,461   29,116,627     9.61%    1,426   27,505,249    10.78%
 GA       717   15,273,451     6.05%      630   13,932,127     4.60%      470    9,969,007     3.91%
 IL       112    2,122,618     0.84%      221    4,162,640     1.37%      220    4,568,106     1.79%
 IN       182    3,587,997     1.42%      211    4,114,777     1.36%      167    3,311,130     1.30%
 KS       209    4,052,852     1.60%      133    2,609,006     0.86%       65    1,309,715     0.51%
 MA       294    4,993,161     1.98%      218    3,246,559     1.07%      129    1,570,339     0.62%
 MD         0            0     0.00%      333    5,823,030     1.92%      259    3,740,522     1.47%
 ME         0            0     0.00%        0            0     0.00%        0            0     0.00%
 MI       111    1,926,431     0.76%       79    1,354,322     0.45%        2       14,036     0.01%
 MN        10      170,574     0.07%       74    1,484,219     0.49%       81    1,470,399     0.58%
 MO       539   10,667,804     4.22%      428    8,576,034     2.83%      338    6,813,059     2.67%
 MT        17      322,893     0.13%        6      109,062     0.04%        0            0     0.00%
 NC       616   12,676,152     5.02%      506   10,352,406     3.42%      358    7,260,943     2.85%
 NH        20      312,141     0.12%       26      138,823     0.05%       13       51,241     0.02%
 NJ       293    5,004,926     1.98%      362    4,847,270     1.60%      288    3,439,704     1.35%
 NM         0            0     0.00%      135    2,883,716     0.95%        0            0     0.00%
 NV       898   17,875,169     7.08%    1,160   22,914,106     7.56%    1,102   22,202,689     8.70%
 NY       342    5,706,789     2.26%      419    3,726,334     1.23%      392    2,963,069     1.16%
 OH        10      174,490     0.07%       11      226,344     0.07%        5      125,508     0.05%
 OK       649   12,496,558     4.95%      674   13,095,817     4.32%      483    9,362,900     3.67%
 OR       358    6,723,329     2.66%      412    7,937,083     2.62%      273    5,134,005     2.01%
 PA       123    2,070,440     0.82%      185    1,966,328     0.65%      105      829,836     0.33%
 RI         0            0     0.00%       38      706,559     0.23%        0            0     0.00%
 SC       485    9,520,446     3.77%      512   10,109,657     3.34%      427    8,807,696     3.45%
 TN         0            0     0.00%        0            0     0.00%        0            0     0.00%
 TX         0            0     0.00%       62    1,381,686     0.46%       78    1,623,567     0.64%
 VA        44      900,365     0.36%      143    2,691,767     0.89%      108    1,932,853     0.76%
 VT         0            0     0.00%        0            0     0.00%        1        2,407     0.00%
 WA       366    7,097,634     2.81%      541   10,444,247     3.45%      372    7,217,556     2.83%
 WY         0            0     0.00%        0            0     0.00%        0            0     0.00%
       ------  -----------             ------  -----------             ------  -----------
TOTAL  12,955  252,525,265             16,418  303,030,302             14,044  255,100,754

                   2004-C                          2005-A                          2005-B
       ------------------------------  ------------------------------  ------------------------------
STATE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-----  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------

 AL         0            0     0.00%       10      267,906     0.08%       16      329,220     0.09%
 AZ     1,646   31,177,300     8.82%    2,019   38,959,840    11.13%    2,217   45,132,282    12.97%
 CA     6,954  122,288,867    34.59%    6,863  125,354,826    35.82%    6,331  128,557,574    36.96%
 CO       629   10,948,360     3.10%      486    7,962,901     2.28%      491    9,067,403     2.61%
 CT       121    1,118,956     0.32%      119    1,025,138     0.29%       33      342,334     0.10%
 DE        29      157,016     0.04%       36      188,836     0.05%       12       49,648     0.01%
 FL     2,301   45,918,103    12.99%    2,487   51,024,687    14.58%    2,080   44,001,421    12.65%
 GA       674   14,835,673     4.20%      736   16,431,331     4.69%      634   14,363,748     4.13%
 IL       216    4,491,630     1.27%      230    4,690,327     1.34%      125    2,546,687     0.73%
 IN       209    4,094,771     1.16%      240    4,848,024     1.39%      164    3,164,394     0.91%
 KS        85    1,665,394     0.47%       73    1,454,706     0.42%       75    1,410,099     0.41%
 MA       262    3,998,261     1.13%      132    1,951,993     0.56%       80    1,299,931     0.37%
 MD       314    3,902,169     1.10%      204    2,131,291     0.61%      226    4,345,373     1.25%
 ME         0            0     0.00%        2       15,718     0.00%        0            0     0.00%
 MI         0            0     0.00%        0            0     0.00%        0            0     0.00%
 MN        19      322,362     0.09%       10      219,092     0.06%        3       53,657     0.02%
 MO       405    8,024,530     2.27%      411    8,520,963     2.43%      356    7,079,828     2.04%
 MT         0            0     0.00%        0            0     0.00%        0            0     0.00%
 NC       678   13,206,722     3.74%      601   11,179,263     3.19%      476    9,420,443     2.71%
 NH        21      101,105     0.03%       56      276,177     0.08%       15       40,726     0.01%
 NJ       562    7,946,484     2.25%      414    5,374,641     1.54%      271    4,918,619     1.41%
 NM         0            0     0.00%        0            0     0.00%        0            0     0.00%
 NV     1,371   27,180,436     7.69%    1,107   22,680,791     6.48%    1,095   23,406,870     6.73%
 NY       389    2,769,305     0.78%      293    1,870,402     0.53%      114    1,771,728     0.51%
 OH         6      108,696     0.03%        0            0     0.00%       35      694,189     0.20%
 OK       730   14,637,493     4.14%      571   11,677,567     3.34%      536   10,557,522     3.03%
 OR       190    3,564,251     1.01%      131    1,695,170     0.48%      135    2,860,044     0.82%
 PA       147    1,257,478     0.36%      200    2,256,840     0.64%      181    3,294,332     0.95%
 RI        65    1,083,410     0.31%       11      117,061     0.03%        8      110,318     0.03%
 SC       527   10,631,083     3.01%      324    6,558,213     1.87%      285    5,746,740     1.65%
 TN         0            0     0.00%       31      767,958     0.22%       36      779,168     0.22%
 TX       336    6,876,142     1.94%      411    8,908,282     2.55%      752   15,210,017     4.37%
 VA        82    1,017,868     0.29%       30      207,838     0.06%        2       14,390     0.00%
 VT         1       17,309     0.00%        2       14,118     0.00%        1        1,851     0.00%
 WA       507   10,194,184     2.88%      572   11,364,314     3.25%      366    7,303,116     2.10%
 WY         0            0     0.00%        1        3,436     0.00%        0            0     0.00%
       ------  -----------             ------  -----------             ------  -----------
TOTAL  19,476  353,535,354             18,813  349,999,651             17,151  347,873,673

                                       B-5

LBAC Corp.

ORIGINAL INTEREST RATE DISTRIBUTION OF CONTRACTS

                          2002-A                          2003-A                          2003-B
              ------------------------------  ------------------------------  ------------------------------
   RANGE       UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
------------  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------

2.00-2.99%         0            0     0.00%        0            0     0.00%        0            0     0.00%
3.00-3.99%         0            0     0.00%        0            0     0.00%        1       24,002     0.01%
4.00-4.99%         1       29,602     0.01%        2       41,982     0.02%       80    1,562,914     0.63%
5.00-5.99%         5       99,420     0.04%      127    2,616,437     1.05%      462    9,711,468     3.88%
6.00-6.99%        60    1,150,191     0.46%      376    8,218,844     3.29%      719   15,885,957     6.35%
7.00-7.99%       205    4,276,831     1.71%      639   14,585,747     5.83%      948   20,432,181     8.17%
8.00-8.99%       354    7,658,252     3.06%      886   19,939,303     7.98%    1,223   26,140,517    10.46%
9.00-9.99%       645   13,760,230     5.50%    1,220   26,455,515    10.58%    1,549   32,704,875    13.08%
10.00-10.99%     677   14,083,077     5.63%    1,089   22,862,426     9.14%    1,315   26,920,433    10.77%
11.00-11.99%     881   18,409,655     7.36%    1,121   23,190,909     9.28%    1,157   22,421,447     8.97%
12.00-12.99%   1,023   20,373,892     8.15%    1,259   24,478,735     9.79%    1,227   23,066,861     9.23%
13.00-13.99%   1,240   24,640,027     9.86%    1,227   22,681,499     9.07%    1,039   17,763,252     7.11%
14.00-14.99%   1,466   26,774,662    10.71%    1,240   21,900,946     8.76%    1,009   15,814,323     6.33%
15.00-15.99%   1,499   25,994,177    10.40%    1,085   17,624,616     7.05%      782   11,276,004     4.51%
16.00-16.99%   1,779   30,047,930    12.02%    1,080   16,338,486     6.54%      749    9,998,589     4.00%
17.00-17.99%   1,590   24,266,055     9.71%      863   10,992,515     4.40%      703    7,011,845     2.80%
18.00-18.99%   1,377   19,407,061     7.76%      764    9,147,289     3.66%      381    3,706,448     1.48%
19.00-19.99%     775    9,996,477     4.00%      523    4,957,640     1.98%      419    2,666,836     1.07%
20.00-20.99%     516    6,176,795     2.47%      397    2,573,309     1.03%      388    1,917,194     0.77%
21.00-21.99%     211    2,460,732     0.98%      123    1,058,206     0.42%       59      488,085     0.20%
22.00-22.99%      19      237,316     0.09%       67      232,421     0.09%      130      453,305     0.18%
23.00-23.99%      10      109,879     0.04%       23       68,810     0.03%        8       27,817     0.01%
24.00-24.99%       3       37,821     0.02%       12       31,555     0.01%        2        5,647     0.00%
25.00-25.99%       1        9,918     0.00%        1        2,811     0.00%        0            0     0.00%
              ------  -----------             ------  -----------             ------  -----------
TOTAL         14,337  250,000,000             14,124  250,000,000             14,350  250,000,000

                          2003-C                          2004-A                          2004-B
              ------------------------------  ------------------------------  ------------------------------
   RANGE       UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
------------  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------

2.00-2.99%         0            0     0.00%        1       16,698     0.01%        0            0     0.00%
3.00-3.99%        25      484,507     0.19%       79    1,478,782     0.49%       29      566,019     0.22%
4.00-4.99%       439    9,198,397     3.64%      412    8,103,786     2.67%      309    6,063,603     2.38%
5.00-5.99%       939   19,940,878     7.90%      890   19,067,052     6.29%      730   15,915,033     6.24%
6.00-6.99%     1,126   24,476,393     9.69%    1,228   26,512,327     8.75%    1,087   22,967,779     9.00%
7.00-7.99%     1,379   29,459,526    11.67%    1,593   34,671,850    11.44%    1,370   29,223,964    11.46%
8.00-8.99%     1,554   32,905,871    13.03%    1,733   37,192,594    12.27%    1,585   33,460,639    13.12%
9.00-9.99%     1,656   34,154,878    13.53%    2,169   45,287,837    14.94%    1,756   36,926,090    14.48%
10.00-10.99%   1,238   24,650,160     9.76%    1,660   33,470,853    11.05%    1,484   29,922,001    11.73%
11.00-11.99%   1,023   19,678,556     7.79%    1,314   25,584,172     8.44%    1,148   21,894,577     8.58%
12.00-12.99%   1,033   19,026,377     7.53%    1,351   24,915,811     8.22%    1,046   18,824,629     7.38%
13.00-13.99%     729   12,936,030     5.12%      897   15,580,506     5.14%      732   12,186,700     4.78%
14.00-14.99%     620   10,081,186     3.99%      749   11,536,483     3.81%      624    9,536,227     3.74%
15.00-15.99%     454    6,744,677     2.67%      558    7,428,588     2.45%      478    6,084,014     2.38%
16.00-16.99%     321    4,348,059     1.72%      393    4,294,001     1.42%      409    4,051,406     1.59%
17.00-17.99%     239    2,450,272     0.97%      369    2,784,122     0.92%      382    2,918,407     1.14%
18.00-18.99%      90    1,082,731     0.43%      276    1,888,707     0.62%      293    1,834,698     0.72%
19.00-19.99%      59      651,010     0.26%      302    1,502,228     0.50%      260    1,362,154     0.53%
20.00-20.99%      17      132,055     0.05%      310    1,248,217     0.41%      248    1,040,018     0.41%
21.00-21.99%       8      102,309     0.04%       40      162,786     0.05%       37      195,939     0.08%
22.00-22.99%       3       10,186     0.00%       88      283,442     0.09%       35      120,494     0.05%
23.00-23.99%       3       11,206     0.00%        3       12,609     0.00%        2        6,366     0.00%
24.00-24.99%       0            0     0.00%        3        6,850     0.00%        0            0     0.00%
25.00-25.99%       0            0     0.00%        0            0     0.00%        0            0     0.00%
              ------  -----------             ------  -----------             ------  -----------
TOTAL         12,955  252,525,265             16,418  303,030,302             14,044  255,100,754

                          2004-C                          2005-A                         2005-B
              ------------------------------  ------------------------------  ------------------------------
   RANGE       UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
------------  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------

2.00-2.99%         0            0     0.00%        0           0      0.00%        0            0     0.00%
3.00-3.99%        14      298,776     0.08%        7      142,260     0.04%        0            0     0.00%
4.00-4.99%       213    3,871,152     1.09%      279    5,270,466     1.51%       16      310,013     0.09%
5.00-5.99%       926   18,904,644     5.35%      679   14,089,454     4.03%      448    8,762,685     2.52%
6.00-6.99%     1,340   28,081,138     7.94%      911   19,530,085     5.58%    1,006   21,153,734     6.08%
7.00-7.99%     1,782   37,776,555    10.69%    1,086   23,694,189     6.77%    1,267   26,785,381     7.70%
8.00-8.99%     2,042   42,416,817    12.00%    1,332   29,295,272     8.37%    1,660   35,562,614    10.22%
9.00-9.99%     2,376   48,784,523    13.80%    1,823   39,518,631    11.29%    1,909   41,221,120    11.85%
10.00-10.99%   1,969   40,067,084    11.33%    1,800   39,774,390    11.36%    1,742   37,687,524    10.83%
11.00-11.99%   1,669   33,651,641     9.52%    1,710   36,212,055    10.35%    1,697   36,362,445    10.45%
12.00-12.99%   1,632   31,342,037     8.87%    1,967   39,835,285    11.38%    1,977   42,242,279    12.14%
13.00-13.99%   1,168   21,330,657     6.03%    1,686   32,652,348     9.33%    1,563   31,781,921     9.14%
14.00-14.99%   1,019   16,832,772     4.76%    1,496   26,565,318     7.59%    1,315   26,550,523     7.63%
15.00-15.99%     740   10,614,249     3.00%    1,125   17,102,136     4.89%      895   16,827,428     4.84%
16.00-16.99%     642    7,316,448     2.07%      835   10,084,003     2.88%      630   10,524,938     3.03%
17.00-17.99%     622    4,939,091     1.40%      714    6,893,495     1.97%      434    6,102,810     1.75%
18.00-18.99%     396    2,624,379     0.74%      523    4,226,951     1.21%      225    2,881,198     0.83%
19.00-19.99%     453    2,476,759     0.70%      427    2,834,524     0.81%      191    1,647,432     0.47%
20.00-20.99%     362    1,546,359     0.44%      304    1,493,231     0.43%      103      707,128     0.20%
21.00-21.99%      85      553,240     0.16%       91      705,417     0.20%       66      724,604     0.21%
22.00-22.99%      17       62,765     0.02%       10       45,383     0.01%        4       24,826     0.01%
23.00-23.99%       5       24,108     0.01%        6       27,409     0.01%        2        6,055     0.00%
24.00-24.99%       3       13,409     0.00%        2        7,349     0.00%        1        7,013     0.00%
25.00-25.99%       1        6,751     0.00%        0            0     0.00%        0            0     0.00%
              ------  -----------             ------  -----------             ------  -----------
TOTAL         19,476  353,535,354             18,813  349,999,651             17,151  347,873,673

                                       B-6

LBAC Corp.

ORIGINAL FICO SCORE DISTRIBUTION OF CONTRACTS

                     2002-A                          2003-A                          2003-B                     2003-C
         ------------------------------  ------------------------------  ------------------------------  -------------------
RANGE     UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE
-------  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------  ------  -----------

<=535     1,969   32,258,725     12.90%   1,122   14,066,676      5.63%     591    6,705,034      2.68%     285    2,710,951
536-550   1,040   17,759,124      7.10%     589    8,791,860      3.52%     325    4,244,020      1.70%      78      972,064
551-575   2,299   39,683,170     15.87%   1,740   28,743,925     11.50%   1,297   19,096,977      7.64%     471    8,885,032
576-589   1,354   23,447,873      9.38%   1,137   19,559,795      7.82%     983   15,732,026      6.29%     576   10,622,536
590-624   3,398   60,220,754     24.09%   3,456   62,296,502     24.92%   3,369   57,659,872     23.06%   2,698   52,378,574
625-659   2,375   42,595,411     17.04%   2,965   56,250,611     22.50%   3,559   65,417,116     26.17%   3,598   72,329,983
660-689   1,071   19,677,468      7.87%   1,596   31,703,102     12.68%   2,271   44,368,057     17.75%   2,496   51,357,932
690-719     436    7,828,368      3.13%     795   15,237,543      6.10%   1,029   20,121,984      8.05%   1,410   28,679,438
720+        395    6,529,106      2.61%     724   13,349,987      5.34%     926   16,654,916      6.66%   1,343   24,588,755
         ------  -----------    ------   ------  -----------    ------   ------  -----------    ------   ------  -----------
TOTAL    14,337  250,000,000    100.00%  14,124  250,000,000    100.00%  14,350  250,000,000    100.00%  12,955  252,525,265

           2003-C               2004-A                          2004-B                          2004-C              2005-A
         ---------  ------------------------------  ------------------------------  ------------------------------  ------
RANGE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS
-------  ---------  ------  -----------  ---------  ------  -----------  ---------  ------  -----------  ---------  ------

<=535        1.07%     402    2,582,672      0.85%     263    2,278,166      0.89%     832    6,172,679      1.75%     476
536-550      0.38%     181    1,544,915      0.51%      88    1,298,875      0.51%     444    4,383,002      1.24%     559
551-575      3.52%     829   11,844,383      3.91%     653    9,881,370      3.87%   1,330   19,114,550      5.41%   1,797
576-589      4.21%     809   13,470,741      4.45%     821   12,982,597      5.09%   1,032   17,404,559      4.92%   1,607
590-624     20.74%   3,635   66,331,508     21.89%   3,461   61,056,669     23.93%   4,209   78,395,554     22.17%   5,138
625-659     28.64%   4,717   92,606,601     30.56%   4,107   78,015,662     30.58%   5,201  103,031,965     29.14%   4,514
660-689     20.34%   2,911   58,549,842     19.32%   2,359   47,029,842     18.44%   3,240   65,419,744     18.50%   2,233
690-719     11.36%   1,497   29,826,841      9.84%   1,227   24,014,453      9.41%   1,622   31,884,625      9.02%   1,093
720+         9.74%   1,437   26,272,799      8.67%   1,065   18,543,121      7.27%   1,566   27,728,677      7.84%   1,396
           ------   ------  -----------    ------   ------  -----------    ------   ------  -----------    ------   ------
TOTAL      100.00%  16,418  303,030,302    100.00%  14,044  255,100,754    100.00%  19,476  353,535,354    100.00%  18,813

                 2005-A                      2005-B
         ----------------------  ------------------------------
RANGE      BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-------  -----------  ---------  ------  -----------  ---------

<=535      5,161,294      1.47%     855    9,143,986      2.63%
536-550    7,229,896      2.07%     245    4,492,938      1.29%
551-575   27,818,730      7.95%   1,118   22,734,996      6.54%
576-589   28,229,838      8.07%   1,085   22,702,550      6.53%
590-624   96,562,085     27.59%   4,189   89,157,709     25.63%
625-659   90,827,156     25.95%   4,231   89,707,661     25.79%
660-689   46,158,834     13.19%   2,563   54,828,118     15.76%
690-719   22,166,059      6.33%   1,351   27,403,124      7.88%
720+      25,845,758      7.38%   1,514   27,702,590      7.96%
         -----------    ------   ------  -----------    ------
TOTAL    349,999,651    100.00%  17,151  347,873,673    100.00%

                                       B-7

LBAC Corp.

CUMULATIVE DEFAULTED RECEIVABLES IN DOLLARS
MARCH 31, 2006

MONTHS   2002-A       2003-A       2003-B       2003-C       2004-A       2004-B      2004-C      2005-A      2005-B
------   ----------   ----------   ----------   ----------   ----------   ---------   ---------   ---------   ---------

   1         94,240        8,448           --           --           --          --          --          --          --
   2        473,188      331,105      273,007       35,458      108,651     545,525      19,228     108,424       3,430
   3      1,528,745    1,520,733      804,059      357,707      346,809     813,152     204,155     626,327     141,151
   4      2,584,924    2,992,522    1,490,616      834,086      879,325   1,208,274     442,313   1,307,954     604,858
   5      3,853,397    4,218,522    2,317,854    1,313,922    1,572,512   1,686,049     852,817   2,472,671   1,221,798
   6      5,539,981    5,314,532    3,436,237    1,982,361    2,150,978   2,019,280   1,531,051   3,483,218   1,604,656
   7      7,089,171    6,603,384    4,476,337    2,711,477    3,001,616   2,449,159   1,976,841   4,321,035   2,228,594
   8      8,482,606    7,739,693    5,387,934    3,254,394    3,868,479   2,956,062   2,851,132   5,031,676
   9      9,594,704    8,861,943    6,159,443    3,740,911    4,512,816   3,407,865   3,501,828   5,643,988
  10     11,140,570   10,140,984    6,896,282    4,210,471    5,260,560   3,699,341   4,306,371   6,362,501
  11     12,792,591   11,469,917    7,703,564    4,799,590    5,909,285   4,191,871   5,124,723
  12     14,116,891   12,778,428    8,545,920    5,272,260    6,426,112   4,585,434   6,181,826
  13     15,272,081   13,788,516    9,082,041    6,131,744    7,090,230   5,079,527   7,182,590
  14     16,400,972   14,501,502    9,737,988    6,725,652    7,572,789   5,593,100   7,674,552
  15     17,937,556   15,554,489   10,278,854    7,436,113    7,897,112   5,956,712   8,198,377
  16     19,444,543   16,432,628   11,053,699    7,917,118    8,411,716   6,319,433   8,727,443
  17     20,883,940   17,456,082   11,703,181    8,520,974    8,930,536   6,803,151
  18     22,287,019   18,399,528   12,420,878    9,002,418    9,482,872   7,325,974
  19     23,706,861   19,507,277   13,145,287    9,347,159   10,069,665   7,679,377
  20     24,815,448   20,365,079   13,717,749    9,943,632   10,661,960   8,069,672
  21     25,891,539   21,209,137   14,317,253   10,362,084   11,240,228   8,467,911
  22     26,742,940   22,030,559   14,948,286   10,600,429   11,814,481
  23     27,630,068   22,749,985   15,467,621   11,000,412   12,198,597
  24     28,680,532   23,462,058   15,873,853   11,392,425   12,650,626
  25     29,660,249   23,856,241   16,458,728   11,921,477   12,977,502
  26     30,888,043   24,349,673   16,982,803   12,351,408
  27     31,749,550   24,958,767   17,424,260   12,791,693
  28     32,592,958   25,564,766   17,734,449   13,196,872
  29     33,322,552   26,047,282   18,179,790   13,530,640
  30     34,076,453   26,735,950   18,587,110   13,748,251
  31     34,794,969   27,371,220   19,132,269
  32     35,472,501   27,871,618   19,429,712
  33     35,944,084   28,283,487   19,735,765
  34     36,578,494   28,797,512   19,949,900
  35     37,081,898   29,220,269
  36     37,607,698   29,561,295
  37     38,146,689   29,956,993
  38     38,577,036
  39     38,993,154
  40     39,604,606
  41     40,055,124
  42     40,481,278
  43     40,978,281
  44     41,300,615

                                       B-8

LBAC Corp.

CUMULATIVE  GROSS DEFAULT PERCENTAGE
MARCH 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B
------   ------   ------   ------   ------   ------   ------   ------   ------   ------

   1      0.04%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   2      0.19%    0.13%    0.11%    0.01%    0.04%    0.21%    0.01%    0.03%    0.00%
   3      0.61%    0.61%    0.32%    0.14%    0.11%    0.32%    0.09%    0.18%    0.04%
   4      1.03%    1.20%    0.60%    0.33%    0.29%    0.47%    0.13%    0.37%    0.17%
   5      1.54%    1.69%    0.93%    0.52%    0.52%    0.66%    0.24%    0.71%    0.35%
   6      2.22%    2.13%    1.37%    0.79%    0.71%    0.79%    0.43%    1.00%    0.46%
   7      2.84%    2.64%    1.79%    1.07%    0.99%    0.96%    0.56%    1.23%    0.64%
   8      3.39%    3.10%    2.16%    1.29%    1.28%    1.16%    0.81%    1.44%
   9      3.84%    3.54%    2.46%    1.48%    1.49%    1.34%    0.99%    1.61%
  10      4.46%    4.06%    2.76%    1.67%    1.74%    1.45%    1.22%    1.82%
  11      5.12%    4.59%    3.08%    1.90%    1.95%    1.64%    1.45%
  12      5.65%    5.11%    3.42%    2.09%    2.12%    1.80%    1.75%
  13      6.11%    5.52%    3.63%    2.43%    2.34%    1.99%    2.03%
  14      6.56%    5.80%    3.90%    2.66%    2.50%    2.19%    2.17%
  15      7.18%    6.22%    4.11%    2.94%    2.61%    2.34%    2.32%
  16      7.78%    6.57%    4.42%    3.14%    2.78%    2.48%    2.47%
  17      8.35%    6.98%    4.68%    3.37%    2.95%    2.67%
  18      8.91%    7.36%    4.97%    3.56%    3.13%    2.87%
  19      9.48%    7.80%    5.26%    3.70%    3.32%    3.01%
  20      9.93%    8.15%    5.49%    3.94%    3.52%    3.16%
  21     10.36%    8.48%    5.73%    4.10%    3.71%    3.32%
  22     10.70%    8.81%    5.98%    4.20%    3.90%
  23     11.05%    9.10%    6.19%    4.36%    4.03%
  24     11.47%    9.38%    6.35%    4.51%    4.17%
  25     11.86%    9.54%    6.58%    4.72%    4.28%
  26     12.36%    9.74%    6.79%    4.89%
  27     12.70%    9.98%    6.97%    5.07%
  28     13.04%   10.23%    7.09%    5.23%
  29     13.33%   10.42%    7.27%    5.36%
  30     13.63%   10.69%    7.43%    5.44%
  31     13.92%   10.95%    7.65%
  32     14.19%   11.15%    7.77%
  33     14.38%   11.31%    7.89%
  34     14.63%   11.52%    7.98%
  35     14.83%   11.69%
  36     15.04%   11.82%
  37     15.26%   11.98%
  38     15.43%
  39     15.60%
  40     15.84%
  41     16.02%
  42     16.19%
  43     16.39%
  44     16.52%

                                       B-9

LBAC Corp.

NET LIQUIDATED RECEIVABLES IN DOLLARS
MARCH 31, 2006

MONTHS     2002-A       2003-A       2003-B      2003-C       2004-A      2004-B      2004-C      2005-A     2005-B
------   ----------   ----------   ----------   ---------   ---------   ---------   ---------   ---------   -------

   1         29,175        8,146            0           0           0           0           0           0         0
   2        148,866      196,949      115,697      15,717      51,574      64,991           0      45,977     3,422
   3        573,300      495,264      273,980     126,540     130,249     127,635      20,264     145,540    75,640
   4        905,537    1,015,824      628,006     263,263     427,084     340,773     129,290     391,042   127,919
   5      1,451,192    1,789,506    1,042,370     464,124     589,042     422,088     289,642     782,886   319,643
   6      2,535,605    2,494,011    1,517,285     787,914     784,963     709,490     445,197   1,212,561   614,093
   7      3,336,162    3,210,097    2,197,799   1,100,324   1,324,392     902,673     700,569   1,841,495   967,738
   8      4,336,200    3,795,737    2,893,604   1,485,142   1,651,964   1,031,714   1,026,489   2,097,607
   9      5,004,136    4,478,493    3,259,272   1,728,591   2,045,459   1,318,741   1,332,816   2,360,512
  10      5,828,715    5,158,071    3,544,625   1,872,795   2,463,898   1,385,798   1,850,850   2,705,866
  11      6,650,246    5,917,951    4,004,562   2,105,125   2,659,346   1,548,653   2,142,989
  12      7,511,716    6,676,593    4,349,805   2,296,083   2,950,476   1,869,240   2,411,844
  13      8,201,172    7,405,660    4,676,827   2,670,541   3,351,307   2,043,435   3,033,693
  14      8,907,828    7,741,482    5,046,559   3,085,334   3,522,265   2,287,703   3,336,738
  15      9,801,472    8,032,660    5,214,471   3,603,930   3,600,609   2,499,239   3,789,458
  16     10,491,412    8,529,966    5,589,701   3,754,841   3,904,345   2,744,256   4,123,495
  17     11,626,752    9,059,845    5,986,780   4,008,011   4,044,967   2,862,410
  18     12,383,954    9,522,177    6,346,670   4,314,089   4,358,097   3,079,249
  19     13,203,148   10,073,090    6,790,042   4,521,991   4,607,240   3,283,055
  20     14,035,530   10,568,836    7,064,152   4,703,185   4,924,606   3,463,299
  21     14,580,733   11,079,494    7,481,615   4,934,564   5,089,115   3,727,269
  22     15,102,959   11,764,192    7,803,454   5,149,855   5,574,247
  23     15,513,433   12,095,933    8,002,784   5,316,572   5,795,835
  24     15,851,973   12,448,689    8,160,248   5,469,477   5,982,138
  25     16,654,707   12,804,646    8,480,615   5,675,470   6,192,248
  26     17,288,725   12,851,280    8,771,238   5,951,762
  27     17,702,607   13,006,823    9,007,410   6,277,795
  28     18,346,845   13,409,591    9,250,192   6,329,476
  29     18,808,642   13,654,612    9,444,018   6,509,357
  30     19,197,709   13,964,363    9,628,103   6,724,392
  31     19,564,146   14,280,974    9,807,928
  32     19,941,991   14,752,645   10,018,609
  33     20,071,989   14,990,632   10,327,750
  34     20,406,655   15,181,242   10,422,706
  35     20,722,200   15,294,836
  36     20,999,868   15,570,946
  37     21,399,889   15,820,506
  38     21,671,328
  39     21,956,727
  40     22,109,002
  41     22,408,883
  42     22,649,378
  43     22,846,946
  44     23,083,218

                                      B-10

LBAC Corp.

CUMULATIVE NET LIQUIDATED RECEIVABLES PERCENTAGE
MARCH 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B
------   ------   ------   ------   ------   ------   ------   ------   ------   ------

   1      0.01%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   2      0.06%    0.08%    0.05%    0.01%    0.02%    0.03%    0.00%    0.01%    0.00%
   3      0.23%    0.20%    0.11%    0.05%    0.04%    0.05%    0.01%    0.04%    0.02%
   4      0.36%    0.41%    0.25%    0.10%    0.14%    0.13%    0.04%    0.11%    0.04%
   5      0.58%    0.72%    0.42%    0.18%    0.19%    0.17%    0.08%    0.22%    0.09%
   6      1.01%    1.00%    0.61%    0.31%    0.26%    0.28%    0.13%    0.35%    0.18%
   7      1.33%    1.28%    0.88%    0.44%    0.44%    0.35%    0.20%    0.53%    0.28%
   8      1.73%    1.52%    1.16%    0.59%    0.55%    0.40%    0.29%    0.60%
   9      2.00%    1.79%    1.30%    0.68%    0.68%    0.52%    0.38%    0.67%
  10      2.33%    2.06%    1.42%    0.74%    0.81%    0.54%    0.52%    0.77%
  11      2.66%    2.37%    1.60%    0.83%    0.88%    0.61%    0.61%
  12      3.00%    2.67%    1.74%    0.91%    0.97%    0.73%    0.68%
  13      3.28%    2.96%    1.87%    1.06%    1.11%    0.80%    0.86%
  14      3.56%    3.10%    2.02%    1.22%    1.16%    0.90%    0.94%
  15      3.92%    3.21%    2.09%    1.43%    1.19%    0.98%    1.07%
  16      4.20%    3.41%    2.24%    1.49%    1.29%    1.08%    1.17%
  17      4.65%    3.62%    2.39%    1.59%    1.33%    1.12%
  18      4.95%    3.81%    2.54%    1.71%    1.44%    1.21%
  19      5.28%    4.03%    2.72%    1.79%    1.52%    1.29%
  20      5.61%    4.23%    2.83%    1.86%    1.63%    1.36%
  21      5.83%    4.43%    2.99%    1.95%    1.68%    1.46%
  22      6.04%    4.71%    3.12%    2.04%    1.84%
  23      6.21%    4.84%    3.20%    2.11%    1.91%
  24      6.34%    4.98%    3.26%    2.17%    1.97%
  25      6.66%    5.12%    3.39%    2.25%    2.04%
  26      6.92%    5.14%    3.51%    2.36%
  27      7.08%    5.20%    3.60%    2.49%
  28      7.34%    5.36%    3.70%    2.51%
  29      7.52%    5.46%    3.78%    2.58%
  30      7.68%    5.59%    3.85%    2.66%
  31      7.83%    5.71%    3.92%
  32      7.98%    5.90%    4.01%
  33      8.03%    6.00%    4.13%
  34      8.16%    6.07%    4.17%
  35      8.29%    6.12%
  36      8.40%    6.23%
  37      8.56%    6.33%
  38      8.67%
  39      8.78%
  40      8.84%
  41      8.96%
  42      9.06%
  43      9.14%
  44      9.23%

                                      B-11

LBAC Corp.

ABS MONTHLY PREPAYMENT SPEED
MARCH 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B
------   ------   ------   ------   ------   ------   ------   ------   ------   ------

   1     0.9865   1.5362   1.5577   1.5357   1.5703   1.6387   0.9347   1.6450      N/A
   2     0.9370   1.1939   1.4286   1.1211   1.6964   2.0395   0.8146   1.9793   1.3328
   3     1.2704   1.6402   1.3476   1.3172   1.8815   1.6747   0.6711   2.0568   1.8545
   4     1.0856   1.8365   1.6434   1.4177   2.0141   2.1142   2.1514   2.0526   1.7985
   5     1.1769   1.8344   1.7705   1.4023   2.0044   1.8283   2.0134   1.9836   1.7710
   6     1.6781   1.8017   1.4093   1.9986   2.1100   2.0413   2.0927   2.0789   1.8046
   7     1.4264   1.8661   1.6731   1.7525   2.0178   1.9880   2.1637   2.1011   2.0235
   8     1.8713   1.9024   1.7614   1.8895   2.0534   1.8554   2.1166   1.9638
   9     1.5913   1.4974   1.6980   1.8324   1.9656   2.2090   2.2290   1.8965
  10     1.5645   1.5294   2.0455   1.9545   2.0000   1.8300   1.9749   2.0607
  11     1.8404   1.5645   1.9872   1.9161   1.8787   1.8852   1.8149
  12     1.8752   1.6625   1.8095   1.8681   1.7509   2.1494   1.7236
  13     1.6744   1.8996   1.9057   1.8074   2.0664   2.0347   1.7438
  14     1.6344   1.9466   1.9940   1.8075   1.8769   2.1869   1.7635
  15     1.7587   1.8615   1.9058   1.7311   1.8099   1.8601   1.8021
  16     1.5228   1.9469   1.7547   1.6013   1.9411   1.8765   1.8498
  17     1.7893   1.8412   1.7492   1.4626   1.8126   1.7568
  18     1.6220   1.8067   1.8049   2.0252   1.9220   1.6535
  19     1.7591   1.8818   1.7449   1.6265   1.8821   1.6451
  20     1.8939   1.7178   1.7387   1.8925   1.6785   1.7554
  21     1.8351   1.6490   1.7568   1.7475   1.6528   1.8552
  22     1.5974   1.8381   1.7976   1.6658   1.6351
  23     1.6199   1.5885   1.8105   1.9052   1.6223
  24     1.5764   1.4569   1.6639   1.6370   1.5177
  25     1.7326   1.7359   1.6380   1.4873   1.7490
  26     1.7229   1.5018   1.6609   1.5894
  27     1.5416   1.6209   1.6952   1.5478
  28     1.6201   1.7026   1.5859   1.3720
  29     1.5016   1.5249   1.5456   1.3941
  30     1.6093   1.6886   1.4824   1.5877
  31     1.5567   1.5253   1.3790
  32     1.5999   1.4787   1.4305
  33     1.5345   1.4129   1.5110
  34     1.5200   1.3670   1.5459
  35     1.5510   1.2727
  36     1.5034   1.3629
  37     1.5448   1.5353
  38     1.3729
  39     1.4108
  40     1.2973
  41     1.3454
  42     1.4029
  43     1.3691
  44     1.4583

                                      B-12

LBAC Corp.

DELINQUENT CONTRACTS 30-59 DAYS PAST DUE IN DOLLARS
MARCH 31, 2006

               2002-A              2003-A              2003-B              2003-C              2004-A             2004-B
         -----------------   -----------------   -----------------   -----------------   -----------------   ---------------
MONTHS   UNITS    BALANCE    UNITS    BALANCE    UNITS    BALANCE    UNITS    BALANCE    UNITS    BALANCE    UNITS   BALANCE
------   -----   ---------   -----   ---------   -----   ---------   -----   ---------   -----   ---------   -----   -------

  1         62   1,024,432      70   1,076,481      56     612,747      30     284,930      37     341,046      57   437,607
  2        114   1,878,763      98   1,488,588      78     906,763      54     771,156      64     633,491      82   618,668
  3        104   1,680,022     113   1,617,445     109   1,222,474      42     536,621     117   1,309,113      96   982,363
  4        145   2,384,713     136   1,700,668     131   1,525,407      49     783,364      87     909,306      83   618,984
  5        166   2,522,004     122   1,421,537     123   1,400,775      63     908,847     107   1,193,519      99   923,309
  6        119   1,901,858     154   1,891,156     184   2,099,665      49     796,712     118   1,353,418      88   815,078
  7        124   2,009,944     205   2,608,077     149   1,475,906      51     722,019     130   1,262,263      86   721,570
  8        100   1,643,028     174   1,995,799     126   1,402,092      64     931,548     140   1,122,637      87   827,373
  9        138   2,336,503     225   2,779,230     145   1,730,466      69     997,706     140   1,170,158      87   817,873
  10       138   2,154,576     158   1,876,659     109   1,362,321      69     930,905     137   1,101,245      90   750,133
  11       127   1,955,198     151   2,040,431     108   1,155,277      76   1,152,862     140     977,876     102   760,097
  12       126   1,896,686     161   2,096,857     148   1,450,487      71   1,179,647     116     998,311     111   813,117
  13       146   2,237,276     110   1,584,802     149   1,325,948      65   1,023,271      95     774,235     119   902,431
  14       196   2,948,378     111   1,557,141     128   1,206,123      74   1,129,851      75     689,306      99   821,396
  15       197   2,786,822     148   2,199,574     130   1,202,791      79   1,271,199      85     985,640      94   772,525
  16       275   3,857,454     149   2,134,613     142   1,522,165      59     901,190      60     899,506      96   921,950
  17       198   2,723,545     117   1,795,299     110   1,068,269      59     867,869      72   1,006,108      67   764,056
  18       174   2,418,299     126   1,890,007     119   1,355,598      68   1,053,157      70   1,032,283      74   869,888
  19       194   2,749,420     127   1,851,583     112   1,365,858      55     788,919      76   1,012,139      56   670,133
  20       139   1,926,645     126   1,803,626     105   1,299,833      53     646,322      83   1,198,294      56   712,202
  21       150   2,190,963     117   1,603,729      91   1,218,166      53     711,707      85   1,141,000      44   599,614
  22       170   2,269,935     120   1,647,092      68     899,186      84   1,293,650      69     956,417
  23       188   2,316,540     107   1,471,996      67     905,987      52     807,294      51     694,870
  24       193   2,432,544     102   1,511,693      76   1,077,958      64     842,574      54     676,406
  25       183   2,325,283      95   1,192,778      83   1,033,814      77     996,601      46     586,125
  26       182   2,177,366      85   1,065,257      99   1,108,987      61     835,581
  27       164   1,940,814      85   1,046,792      84     955,877      54     697,531
  28       180   2,065,142      88   1,134,384      68     795,056      49     670,861
  29       178   2,071,146     112   1,320,821     115   1,349,024      43     557,658
  30       164   1,938,216     114   1,372,805      70     821,530      31     376,423
  31       143   1,658,260     100   1,114,796      82     931,778
  32       151   1,718,357     120   1,419,316      74     810,436
  33       127   1,379,777     111   1,267,472      59     643,684
  34       119   1,299,427     106   1,152,799      63     697,692
  35       126   1,201,590      99   1,068,033
  36       153   1,593,571      75     799,389
  37       139   1,320,159      81     827,820
  38       131   1,349,156
  39       154   1,486,024
  40       138   1,305,500
  41       132   1,084,860
  42       115   1,046,758
  43        96     840,500
  44        93     783,794

               2004-C              2005-A              2005-B
         -----------------   -----------------   -----------------
MONTHS   UNITS    BALANCE     UNITS   BALANCE    UNITS    BALANCE
------   -----   ---------   -----   ---------   -----   ---------

  1         77     680,018      70     698,636       0           0
  2         77     694,944     122   1,460,458      56     808,295
  3         71     592,194     142   1,779,006      68     967,915
  4        130   1,201,341     152   1,784,175      72     989,060
  5        125   1,012,438     168   1,876,488      84   1,192,251
  6        150   1,280,507     164   1,992,732      77   1,109,071
  7        150   1,135,281     160   1,537,885      71     959,375
  8        180   1,553,963     143   1,554,799
  9        183   1,404,573     131   1,274,801
  10       170   1,573,761     100     936,197
  11       203   1,662,261
  12       191   1,454,074
  13       146   1,164,817
  14       103     967,805
  15        94   1,000,120
  16        74     790,115
  17
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  44

                                      B-13

LBAC Corp.

DELINQUENT CONTRACTS 60-89 DAYS PAST DUE IN DOLLARS
MARCH 31, 2006

               2002-A             2003-A              2003-B            2003-C             2004-A            2004-B
         -----------------   -----------------   ---------------   ----------------   ---------------   ---------------
MONTHS   UNITS    BALANCE    UNITS    BALANCE    UNITS   BALANCE   UNITS    BALANCE   UNITS   BALANCE   UNITS   BALANCE
------   -----   ---------   -----   ---------   -----   -------   -----   --------   -----   -------   -----   -------

   1         4      77,690       5      43,003       2    23,489       1      3,613       1    32,439       1    31,622
   2        43     721,531      42     694,704      26   357,572      15    156,500      13   181,200      20   187,360
   3        65   1,077,037      56   1,009,254      42   521,693      29    475,072      19   269,898      33   252,248
   4        71   1,151,846      61     895,221      53   664,805      32    509,465      45   626,981      33   468,024
   5        94   1,612,208      75     964,100      68   970,195      28    535,900      34   381,896      27   260,858
   6        77   1,175,992      73     946,144      57   744,732      29    428,503      54   734,091      41   447,120
   7        61     990,742      81   1,045,915      74   970,404      30    514,317      57   669,839      49   487,058
   8        56     975,742     100   1,174,084      69   697,992      26    351,921      67   728,571      34   317,554
   9        61   1,035,653     104   1,240,975      52   581,925      26    417,365      68   620,334      31   308,357
  10        87   1,447,517     115   1,415,897      46   586,854      35    490,264      85   711,986      43   421,177
  11        71   1,160,160     101   1,167,347      55   742,254      44    585,193      70   510,657      50   383,281
  12        64   1,002,000      85   1,089,817      50   525,693      54    825,854      87   642,414      54   469,013
  13        67   1,006,781      79   1,033,984      71   642,420      42    705,718      62   406,697      59   412,941
  14        85   1,319,002      70   1,072,223      68   539,034      34    495,549      57   411,594      49   285,048
  15        95   1,415,168      63     926,645      70   624,959      33    508,380      42   443,338      47   389,904
  16        99   1,466,442      68   1,022,805      82   632,255      37    618,532      52   578,431      58   477,245
  17       100   1,446,780      77   1,175,760      90   865,182      25    425,436      42   593,608      49   499,885
  18        90   1,331,579      74   1,183,880      69   535,541      23    297,382      46   643,935      46   459,861
  19        80   1,202,984      63     947,877      62   696,772      38    635,485      37   584,173      41   499,201
  20        81   1,132,431      68     958,688      50   607,164      30    413,822      43   604,669      28   384,547
  21        62     864,795      56     762,332      49   616,913      23    284,749      45   675,619      19   197,958
  22        74   1,065,288      48     706,184      39   531,085      31    424,429      38   555,216
  23        82   1,125,199      60     836,168      35   485,102      36    558,262      39   591,164
  24        93   1,184,611      46     634,916      43   604,456      27    427,097      23   313,850
  25        97   1,189,068      46     670,365      42   560,153      32    470,117      23   254,440
  26        78   1,056,044      58     749,352      38   495,014      39    532,112
  27        88   1,057,939      58     790,446      34   361,251      35    465,844
  28        57     651,145      50     694,013      44   554,171      31    402,935
  29        79     877,729      64     921,571      33   420,133      25    324,301
  30        66     808,670      59     703,630      57   680,996      18    230,729
  31        63     767,362      59     710,903      39   425,794
  32        47     534,489      47     566,438      44   462,859
  33        67     756,841      63     712,745      32   346,289
  34        60     662,456      52     674,843      18   202,247
  35        56     616,291      42     458,218
  36        62     596,945      47     548,301
  37        55     533,679      35     393,604
  38        64     605,707
  39        68     697,505
  40        70     665,633
  41        72     725,990
  42        68     616,286
  43        55     531,351
  44        40     333,412

               2004-C               2005-A            2005-B
         -----------------   -----------------   ---------------
MONTHS   UNITS    BALANCE    UNITS    BALANCE    UNITS   BALANCE
------   -----   ---------   -----   ---------   -----   -------

   1         2      13,762       1       9,347       0         0
   2        16     164,249      24     287,406       2    30,113
   3        21     245,351      50     634,209      24   426,765
   4        23     282,740      67   1,048,818      35   572,596
   5        50     605,444      56     889,051      27   388,886
   6        64     648,552      65     739,583      44   580,113
   7        71     799,208      61     815,758      34   634,591
   8        64     658,941      71     773,464
   9        77     769,848      63     772,566
  10        94     862,045      48     513,090
  11        85   1,012,361
  12       106   1,003,565
  13        82     555,683
  14        56     602,012
  15        56     583,704
  16        48     564,738
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  44

                                      B-14

LBAC Corp.

DELINQUENT CONTRACTS 90+ DAYS PAST DUE IN DOLLARS
MARCH 31, 2006

               2002-A              2003-A             2003-B            2003-C            2004-A            2004-B
         -----------------   -----------------   ---------------   ---------------   ---------------   ---------------
MONTHS   UNITS   BALANCE     UNITS   BALANCE     UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE
------   -----   ---------   -----   ---------   -----   -------   -----   -------   -----   -------   -----   -------

   1         0           0       0           0       0         0       0         0       0         0       0         0
   2         2      29,746       1      15,076       1     5,433       1     3,613       0         0       0         0
   3        23     382,086      32     485,279      21   276,425       9    78,097       7    98,729      12   111,394
   4        47     788,241      53     901,785      38   418,931      20   285,227      12   161,639      23   121,971
   5        69   1,114,432      59     947,353      48   586,796      21   389,799      33   400,648      34   349,029
   6        70   1,172,370      72     905,943      68   902,719      20   413,207      36   397,051      26   216,591
   7        75   1,248,381      80     864,622      59   784,014      24   422,295      47   400,813      28   233,385
   8        53     883,713      76     924,982      62   705,662      21   331,335      49   484,634      42   372,984
   9        56     969,377     101   1,047,985      64   672,418      20   321,024      61   562,948      30   267,545
  10        58   1,040,590     108   1,158,496      60   664,587      28   417,156      60   492,276      36   312,256
  11        67   1,104,826     122   1,320,359      54   601,309      25   328,861      91   627,256      49   425,828
  12        68   1,123,486     111   1,158,259      63   743,687      39   471,025      92   511,654      47   355,474
  13        65   1,103,868      84     823,249      59   555,502      50   691,584      81   529,410      53   450,390
  14        65   1,004,470      70     730,086      65   512,457      40   504,347      81   533,136      59   452,619
  15        67   1,049,869      83   1,081,332      84   596,376      27   336,164      64   502,358      71   340,028
  16        86   1,343,400      72     961,215      86   597,889      32   457,340      51   439,544      50   320,483
  17        75   1,136,934      72     992,378      91   548,532      37   576,457      54   664,796      61   462,627
  18        94   1,370,369      81   1,087,092      96   621,689      24   352,769      41   567,975      52   619,348
  19        95   1,409,809      72   1,052,647      84   539,867      20   305,055      51   661,400      49   561,755
  20        75   1,119,080      62     960,383      80   613,092      36   561,862      41   603,063      50   510,663
  21        71   1,021,454      63     940,784      57   457,001      32   506,455      48   755,110      38   406,332
  22        67     945,067      52     690,670      49   478,630      27   311,349      52   796,974
  23        63     913,926      47     647,028      41   466,940      27   365,398      43   628,825
  24        78   1,093,141      45     612,815      39   504,525      33   483,413      38   542,707
  25        68     914,109      31     357,160      40   548,373      38   611,752      25   357,604
  26        71     923,859      41     548,158      43   586,710      43   635,126
  27        73     993,917      54     690,950      42   561,683      38   528,727
  28        75     873,710      54     650,883      35   395,137      46   628,614
  29        63     751,503      49     628,900      42   509,993      37   468,034
  30        72     808,484      60     796,046      41   533,461      22   284,628
  31        61     700,178      67     815,916      47   569,057
  32        61     705,773      57     669,016      28   308,359
  33        54     646,495      48     547,754      22   229,458
  34        66     735,012      55     640,323
  35        66     738,455      63     777,234
  36        63     729,414      50     590,957
  37        60     617,834      39     449,761
  38        56     538,445
  39        56     500,663
  40        71     739,582
  41        72     681,480
  42        72     667,533
  43        73     689,847
  44        54     521,630

               2004-C              2005-A             2005-B
         -----------------   -----------------   ---------------
MONTHS   UNITS   BALANCE     UNITS   BALANCE     UNITS   BALANCE
------   -----   ---------   -----   ---------   -----   -------

   1         0           0       0           0       0         0
   2         2      13,762       0           0       0         0
   3        12     111,513      17     222,942       1     5,604
   4        22     207,257      39     502,898      17   310,126
   5        23     220,067      62     930,761      28   532,527
   6        39     425,856      63   1,028,406      22   327,501
   7        59     572,818      53     716,637      31   334,388
   8        67     678,520      54     749,459
   9        69     684,076      54     692,937
  10        64     544,037      65     704,823
  11        83     750,908
  12        90   1,104,952
  13       107   1,229,034
  14       104     880,538
  15        62     501,042
  16        45     374,365
  17
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  44

                                      B-15

LBAC Corp.

DELINQUENT CONTRACTS 30-59 DAYS PAST DUE PERCENTAGE OF DOLLARS
MARCH 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B
------   ------   ------   ------   ------   ------   ------   ------   ------   ------

  1       0.42%    0.44%    0.25%    0.12%    0.12%    0.20%    0.31%    0.24%    0.00%
  2       0.78%    0.63%    0.38%    0.32%    0.22%    0.26%    0.32%    0.44%    0.27%
  3       0.72%    0.70%    0.53%    0.23%    0.47%    0.42%    0.28%    0.56%    0.29%
  4       1.04%    0.76%    0.68%    0.34%    0.34%    0.28%    0.37%    0.58%    0.31%
  5       1.13%    0.66%    0.65%    0.41%    0.46%    0.43%    0.33%    0.64%    0.39%
  6       0.88%    0.91%    1.00%    0.37%    0.55%    0.39%    0.43%    0.70%    0.37%
  7       0.95%    1.30%    0.73%    0.35%    0.53%    0.36%    0.40%    0.56%    0.33%
  8       0.81%    1.03%    0.71%    0.47%    0.49%    0.43%    0.57%    0.59%
  9       1.19%    1.48%    0.91%    0.52%    0.53%    0.44%    0.53%    0.50%
  10      1.13%    1.03%    0.75%    0.50%    0.52%    0.42%    0.62%    0.39%
  11      1.06%    1.16%    0.66%    0.65%    0.48%    0.44%    0.68%
  12      1.07%    1.24%    0.86%    0.69%    0.51%    0.50%    0.62%
  13      1.31%    0.98%    0.82%    0.62%    0.41%    0.57%    0.52%
  14      1.79%    1.00%    0.78%    0.72%    0.38%    0.55%    0.45%
  15      1.76%    1.48%    0.82%    0.84%    0.57%    0.54%    0.48%
  16      2.53%    1.50%    1.08%    0.62%    0.55%    0.67%    0.40%
  17      1.86%    1.32%    0.79%    0.62%    0.64%    0.58%
  18      1.72%    1.46%    1.05%    0.78%    0.69%    0.69%
  19      2.04%    1.50%    1.11%    0.61%    0.71%    0.55%
  20      1.50%    1.53%    1.10%    0.53%    0.88%    0.62%
  21      1.79%    1.42%    1.08%    0.61%    0.88%    0.55%
  22      1.94%    1.54%    0.84%    1.15%    0.77%
  23      2.07%    1.44%    0.89%    0.76%    0.58%
  24      2.28%    1.54%    1.12%    0.83%    0.60%
  25      2.29%    1.28%    1.13%    1.03%    0.54%
  26      2.26%    1.20%    1.27%    0.90%
  27      2.11%    1.24%    1.16%    0.79%
  28      2.37%    1.43%    1.02%    0.80%
  29      2.50%    1.75%    1.82%    0.69%
  30      2.47%    1.93%    1.17%    0.49%
  31      2.23%    1.66%    1.39%
  32      2.45%    2.23%    1.27%
  33      2.08%    2.10%    1.07%
  34      2.08%    2.02%    1.23%
  35      2.05%    1.97%
  36      2.89%    1.56%
  37      2.56%    1.73%
  38      2.77%
  39      3.25%
  40      3.03%
  41      2.68%
  42      2.77%
  43      2.39%
  44      2.41%

                                      B-16

LBAC Corp.

DELINQUENT CONTRACTS 60-89 DAYS PAST DUE PERCENTAGE OF DOLLARS
MARCH 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B
------   ------   ------   ------   ------   ------   ------   ------   ------   ------

  1       0.03%    0.02%    0.01%    0.00%    0.01%    0.01%    0.01%    0.00%    0.00%
  2       0.30%    0.29%    0.15%    0.07%    0.06%    0.08%    0.08%    0.09%    0.01%
  3       0.46%    0.44%    0.23%    0.20%    0.10%    0.11%    0.12%    0.20%    0.13%
  4       0.50%    0.40%    0.30%    0.22%    0.24%    0.21%    0.09%    0.34%    0.18%
  5       0.72%    0.45%    0.45%    0.24%    0.15%    0.12%    0.20%    0.30%    0.13%
  6       0.54%    0.45%    0.35%    0.20%    0.30%    0.21%    0.22%    0.26%    0.19%
  7       0.47%    0.52%    0.48%    0.25%    0.28%    0.24%    0.28%    0.30%    0.22%
  8       0.48%    0.61%    0.36%    0.18%    0.32%    0.16%    0.24%    0.29%
  9       0.53%    0.66%    0.31%    0.22%    0.28%    0.17%    0.29%    0.31%
  10      0.76%    0.78%    0.32%    0.27%    0.34%    0.24%    0.34%    0.21%
  11      0.63%    0.66%    0.43%    0.33%    0.25%    0.22%    0.42%
  12      0.57%    0.64%    0.31%    0.48%    0.33%    0.29%    0.43%
  13      0.59%    0.64%    0.40%    0.43%    0.22%    0.26%    0.25%
  14      0.80%    0.69%    0.35%    0.31%    0.23%    0.19%    0.28%
  15      0.89%    0.62%    0.43%    0.33%    0.26%    0.27%    0.28%
  16      0.96%    0.72%    0.45%    0.42%    0.35%    0.35%    0.28%
  17      0.99%    0.87%    0.64%    0.30%    0.38%    0.38%
  18      0.95%    0.91%    0.41%    0.22%    0.43%    0.36%
  19      0.89%    0.77%    0.56%    0.49%    0.41%    0.41%
  20      0.88%    0.81%    0.52%    0.34%    0.44%    0.33%
  21      0.71%    0.68%    0.55%    0.24%    0.52%    0.18%
  22      0.91%    0.66%    0.50%    0.38%    0.45%
  23      1.01%    0.82%    0.48%    0.53%    0.50%
  24      1.11%    0.65%    0.63%    0.42%    0.28%
  25      1.17%    0.72%    0.61%    0.49%    0.24%
  26      1.10%    0.85%    0.57%    0.58%
  27      1.15%    0.94%    0.44%    0.53%
  28      0.75%    0.87%    0.71%    0.48%
  29      1.06%    1.22%    0.57%    0.40%
  30      1.03%    0.99%    0.97%    0.30%
  31      1.03%    1.06%    0.63%
  32      0.76%    0.89%    0.73%
  33      1.14%    1.18%    0.58%
  34      1.06%    1.18%    0.36%
  35      1.05%    0.84%
  36      1.08%    1.07%
  37      1.03%    0.82%
  38      1.24%
  39      1.53%
  40      1.54%
  41      1.79%
  42      1.63%
  43      1.51%
  44      1.03%

                                      B-17

LBAC Corp.

DELINQUENT CONTRACTS 90+ DAYS PAST DUE PERCENTAGE OF DOLLARS
MARCH 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B
------   ------   ------   ------   ------   ------   ------   ------   ------   ------

  1       0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
  2       0.01%    0.01%    0.00%    0.00%    0.00%    0.00%    0.01%    0.00%    0.00%
  3       0.16%    0.21%    0.12%    0.03%    0.04%    0.05%    0.05%    0.07%    0.00%
  4       0.34%    0.40%    0.19%    0.13%    0.06%    0.05%    0.06%    0.16%    0.10%
  5       0.50%    0.44%    0.27%    0.18%    0.16%    0.16%    0.07%    0.32%    0.17%
  6       0.54%    0.43%    0.43%    0.19%    0.16%    0.10%    0.14%    0.36%    0.11%
  7       0.59%    0.43%    0.39%    0.20%    0.17%    0.12%    0.20%    0.26%    0.12%
  8       0.43%    0.48%    0.36%    0.17%    0.21%    0.19%    0.25%    0.28%
  9       0.49%    0.56%    0.35%    0.17%    0.26%    0.14%    0.26%    0.27%
  10      0.55%    0.64%    0.37%    0.23%    0.23%    0.17%    0.22%    0.29%
  11      0.60%    0.75%    0.34%    0.18%    0.31%    0.25%    0.31%
  12      0.64%    0.68%    0.44%    0.28%    0.26%    0.22%    0.47%
  13      0.65%    0.51%    0.35%    0.42%    0.28%    0.29%    0.55%
  14      0.61%    0.47%    0.33%    0.32%    0.30%    0.30%    0.41%
  15      0.66%    0.73%    0.41%    0.22%    0.29%    0.24%    0.24%
  16      0.88%    0.68%    0.42%    0.31%    0.27%    0.23%    0.19%
  17      0.78%    0.73%    0.41%    0.41%    0.42%    0.35%
  18      0.97%    0.84%    0.48%    0.26%    0.38%    0.49%
  19      1.05%    0.85%    0.44%    0.24%    0.46%    0.47%
  20      0.87%    0.81%    0.52%    0.46%    0.44%    0.44%
  21      0.84%    0.83%    0.41%    0.43%    0.58%    0.37%
  22      0.81%    0.64%    0.45%    0.28%    0.64%
  23      0.82%    0.63%    0.46%    0.34%    0.53%
  24      1.02%    0.63%    0.52%    0.48%    0.48%
  25      0.90%    0.38%    0.60%    0.63%    0.33%
  26      0.96%    0.62%    0.67%    0.69%
  27      1.08%    0.82%    0.68%    0.60%
  28      1.00%    0.82%    0.51%    0.75%
  29      0.91%    0.83%    0.69%    0.58%
  30      1.03%    1.12%    0.76%    0.37%
  31      0.94%    1.21%    0.97%
  32      1.01%    1.05%    0.89%
  33      0.98%    0.91%    0.51%
  34      1.18%    1.12%    0.41%
  35      1.26%    1.43%
  36      1.32%    1.15%
  37      1.20%    0.94%
  38      1.11%
  39      1.10%
  40      1.72%
  41      1.68%
  42      1.77%
  43      1.96%
  44      1.61%

                                      B-18